UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23570

Simplify Exchange Traded Funds
(Exact name of registrant as specified in charter)

54 West 40th Street

New York, NY 10018
(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: (646) 741-2438

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

June 30, 2022

Annual Report

Simplify Exchange Traded Funds

Simplify Aggregate Bond PLUS Credit Hedge ETF (AGGH)

Simplify Developed Ex-US PLUS Downside Convexity ETF (EAFD)

Simplify Emerging Markets Equity PLUS Downside Convexity ETF (EMGD)

Simplify Health Care ETF (PINK)

Simplify Hedged Equity ETF (HEQT)

Simplify High Yield PLUS Credit Hedge ETF (CDX)

Simplify Interest Rate Hedge ETF (PFIX)

Simplify Nasdaq 100 PLUS Convexity ETF (QQC)

Simplify Nasdaq 100 PLUS Downside Convexity ETF (QQD)

Simplify Risk Parity Treasury ETF (TYA)

Simplify Tail Risk Strategy ETF (CYA)

Simplify US Equity PLUS Convexity ETF (SPYC)

Simplify US Equity PLUS Downside Convexity ETF (SPD)

Simplify US Equity PLUS GBTC ETF (SPBC)

Simplify US Equity PLUS Upside Convexity ETF (SPUC)

Simplify US Small Cap PLUS Downside Convexity ETF (RTYD)

Simplify Volt Cloud and Cybersecurity Disruption ETF (VCLO)

Simplify Volt RoboCar Disruption and Tech ETF (VCAR)

Simplify Macro Strategy ETF (FIG)

Simplify Managed Futures Strategy ETF (CTA)

Simplify Volatility Premium ETF (SVOL)

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Exchange Traded Funds

This report is provided for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Simplify Exchange Traded Funds

Letter to Shareholders (Unaudited)

Dear Shareholder,

I am honored to write on behalf of all of us at Simplify Exchange Traded Funds (“Simplify ETFs”) and Simplify Asset Management (“Simplify”). First, thank you for your trust and investment in our strategies. This past year has been one of the most challenging years to invest. It’s been a rare year when both bonds and equities have struggled. It’s also been a reminder that alternative exposures and portfolio diversification are crucial.

Our mission at Simplify is to help advisors and asset managers with their greatest investment needs: diversifying and de-risking portfolios, generating attractive income, and improving risk-adjusted returns. We are here to help our advisors and their clients remain invested and focused on the long term – staying the course on financial plans and retirement goals. We believe that transparency, education, and accessibility are more important than ever.

The past 12 months, as of June 30, 2022, US equities are down over 10% in this period, nearly 20% from the November highs. International equities have fared even worse in US dollar terms partly due to the strengthening USD. US bonds are down over 10% in the same period on the back of higher interest rates and wider credit spreads.

The steep increase in inflation globally have led to higher policy rates and financial conditions. In the US, the 10-year Treasury yield nearly doubled to 3% and June 2022 CPI year-over-year was a stunning 8.5%. Among alternatives, commodities were significantly higher, driven by energy and food prices. Volatility remains elevated, with the VIX Index1 almost doubling over the year.

Looking ahead, the threat of stagflation and recession, geopolitical pressures, disruption in food and energy markets, threats from pandemics, and political uncertainty suggest more volatility investment environment that requires steadfast focus on long-term investment goals and nimbleness in taking advantage of present opportunities.

As always, we are here to help and look forward to sharing our perspectives and strategies. We encourage you to reach out to your financial advisor and/or visit our website at www.simplify.us to learn more about Simplify’s strategies, team and perspectives.

Thank you for your trust in us.

Best regards,

Paul Kim

President, Simplify Exchange Traded Funds

CEO and co-founder, Simplify Asset Management Inc.

[1]	The Cboe Volatility Index of often referred to as “the VIX” is a real-time market index representing the market’s expectations for volatility over the coming 30 days. It is often used as a way to gauge market sentiment, and in particular the degree of fear among market participants.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Aggregate Bond PLUS Credit Hedge ETF [Ticker: AGGH]

Since its inception on February 14, 2022, performance for AGGH has been -4.89% vs. Bloomberg Capital U.S. Aggregate Bond Index return of -6.68%. The fund’s outperformance was driven by its position in two hedges; a credit hedge in the form of two equity total rate of return swaps and equity puts and its ownership of the Simplify Interest Rate Hedge ETF (PFIX). The equity hedges contributed roughly one third of the outperformance while the interest rate hedge contributed the other two thirds.

Equity markets experienced a drawdown and credit spreads widened since the fund’s inception. During the period rates and implied volatilities also increased. Both hedges performed in the manner expected. There were a variety of factors driving the changes in the equity valuation, credit spread and rate environment including central bank policy, changes in realized and expected inflation as well changes in expectation relating to future economic growth.

In the next 12 months, we expect that credit risk may remain elevated and as such believe our credit hedge to remain viable. Additionally, we expect to continue focusing on shorter-dated equity puts as hedges given the high equity volatility environment. Finally, we continue to see value in an asymmetric duration hedge like PFIX.

At June 30, 2022, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify Aggregate Bond PLUS Credit Hedge ETF NAV	-4.89%
Simplify Aggregate Bond PLUS Credit Hedge ETF Market Price	-4.74%
Bloomberg Capital U.S. Aggregate Bond Index	-6.68%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.54% and the net expense ratio is 0.29%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception February 14, 2022.

The Bloomberg Capital U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Developed Ex-US PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Developed Ex-US PLUS Downside Convexity ETF [Ticker: EAFD]

Since its inception on January 10, 2022, EAFD returned -21.47% vs. the MSCI EAFE IMI Index benchmark return of -20.53% for the same period.

The fund’s underperformance is due to the 300bps option budget on downside protection. The option value decayed away during this period resulting in net losses on option premium.

In the next 12 months, we expect equity markets to remain in a high volatility environment, where the fund will continue focusing on rolling shorter-dated puts.

At June 30, 2022, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify Developed Ex-US PLUS Downside Convexity ETF NAV	-21.47%
Simplify Developed Ex-US PLUS Downside Convexity ETF Market Price	-22.48%
MSCI EAFE IMI Index	-20.53%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.57% and the net expense ratio is 0.32%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception January 10, 2022.

The MSCI EAFE Investable Market Index (IMI), is an equity index which captures large, mid and small cap representation across Developed Markets countries around the world, excluding the US and Canada. With 3,153 constituents, the index is comprehensive, covering approximately 99% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Emerging Markets Equity PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Emerging Markets PLUS Downside Convexity ETF [Ticker: EMGD]

Since its inception on January 10, 2022, EMGD returned -19.50% vs. the MSCI Emerging Markets Index benchmark return of -18.75% for the same period.

The fund’s underperformance is due to the 300bps option budget on downside protection. The option value decayed away during this period resulting in net losses on option premium.

In the next 12 months, we expect equity markets to remain in a high volatility environment, where the fund will continue focusing on rolling shorter-dated puts.

At June 30, 2022, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify Emerging Markets PLUS Downside Convexity ETF NAV	-19.50%
Simplify Emerging Markets PLUS Downside Convexity ETF Market Price	-21.26%
MSCI Emerging Markets Index	-18.75%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.61% and the net expense ratio is 0.36%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception January 10, 2022.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,382 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Health Care ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Health Care ETF [Ticker: PINK]

Since its inception on October 7, 2021, PINK has returned -1.38% vs the MSCI USA IMI Health Care Index benchmark of -4.37%.

Relative outperformance has been marked by idiosyncratic overweights in several Drug, HMO and Medtech names. A material underweighting in Covid-Vaccine related names also assisted outperformance.

For 2022 PINK has slightly underperformed the benchmark to date due to an extreme dichotomy of stock factors. A handful of large cap pharma names have driven the entire group performance vs extreme underperformance of Medtech.

In the next 12 months, PINK anticipates a material reversal in the performance of Medtech vs Pharma with a return to idiosyncratic stock-picking to drive outperformance.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period October 7, 2021* to June 30, 2022

*	Inception date.

Simplify Health Care ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify Health Care ETF NAV	-1.38%
Simplify Health Care ETF Market Price	-0.96%
MSCI USA IMI Health Care (NET (USD) Index	-4.37%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.50% and the net expense ratio is 0.50%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception October 7, 2021.

The MSCI USA Investable Market Index (IMI) Health Care is designed to capture the large, mid and small cap segments of the US equity universe. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard (GICS®). Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Hedged Equity ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Hedged Equity ETF [Ticker: HEQT]

HEQT posted a -7.46% total return since inception, outperforming the S&P 500 Index Total Return by 9.6% over that time. Put spread collars functioned well to limit drawdowns, and our regular monthly expiry 5% out of the money puts were frequently monetized with gains. Upside call strikes were tested but did not detract from performance during the general weakness in the market. As equity implied volatility has risen and call strikes have richened relative to puts, this has enabled better upside economics/return potential for collar strategies.

In the next 12 months, we expect comparable elevated levels of implied volatility (especially in calls relative to puts) and collar strategies should continue to enhance returns.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period November 1, 2021* to June 30, 2022

*	Inception date.

Simplify Hedged Equity ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify Hedged Equity ETF NAV	-7.46%
Simplify Hedged Equity ETF Market Price	-7.79%
S&P 500 Index Total Return	-17.10%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.53% and the net expense ratio is 0.53%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception November 1, 2021.

The S&P 500 Index Total Return is a stock market index that tracks 500 large companies listed on stock exchanges in the United States. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify High Yield PLUS Credit Hedge ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify High Yield PLUS Credit Hedge ETF [Ticker: CDX]

Since its inception on February 14, 2022, performance for CDX has been -9.74% vs. ICE BofA US High Yield Index -10.02%. The fund’s outperformance was driven by its credit hedge in the form of two equity total rate of return swaps and equity puts. During the period since the fund’s inception equity markets experienced a drawdown and credit spreads widened. There were a variety of factors driving the changes in the equity valuations and credit spreads including central bank policy, changes in realized and expected inflation as well changes in expectation relating to future economic growth.

In the next 12 months, we expect that credit risk may remain elevated and as such believe our credit hedge to remain viable. Additionally, we expect to continue focusing on shorter-dated equity puts as hedges given the high equity volatility environment.

At June 30, 2022, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify High Yield PLUS Credit Hedge ETF NAV	-9.74%
Simplify High Yield PLUS Credit Hedge ETF Market Price	-9.64%
ICE BofA US High Yield Index	-10.02%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.75% and the net expense ratio is 0.50%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception February 14, 2022.

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Interest Rate Hedge ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Interest Rate Hedge ETF [Ticker: PFIX]

For the year ended June 30, 2022, performance for PFIX was 41.18%, while the ICE U.S. Treasury 20+ Year Bond Index return was -18.82%. The fund’s outperformance was driven by its position in payer swaptions which increased significantly in value as long-dated USD rates increased. Additionally, an increase in implied volatilities also contributed to the increase in value of the swaption position. These changes more than offset the modest time decay that the payer swaptions experienced over the course of the year.

In the next 12 months, we expect fixed income volatility to remain elevated and expect Fed decisions to be the primary driver of Treasury curve moves.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period ended May 10, 2021 to June 30, 2022

*	Inception date.

Simplify Interest Rate Hedge ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2022

	One Year	Since Inception*
Simplify Interest Rate Hedge ETF NAV	41.18%	12.63%
Simplify Interest Rate Hedge ETF Market Price	36.69%	11.28%
ICE U.S. Treasury 20+ Year Bond Index	-18.62%	-13.05%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.50% and the net expense ratio is 0.50%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception May 10, 2021.

The ICE U.S. Treasury 20+ Year Bond Index is part of a series of indices intended to the assess U.S. Treasury market. The Index is market value weighted and is designed to measure the performance of U.S. dollar denominated, fixed rate securities with minimum term to maturity greater than twenty years. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Nasdaq 100 PLUS Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Nasdaq 100 PLUS Convexity ETF [Ticker: QQC]

For the year ended June 30, 2022, QQC returned -22.39% vs. the Nasdaq 100 Total Return benchmark return of -20.38% for the same period.

The fund’s underperformance is due to net losses on option premium, where neither call nor put ladders could add value relative to their annualized spending budget during this middle of the road drawdown.

In the next 12 months, we expect equity markets to remain in a high volatility environment, where the fund will continue focusing on rolling shorter-dated puts and calls.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period December 10, 2020* to June 30, 2022

*	Inception date.

Simplify Nasdaq 100 PLUS Convexity ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2022

	One Year	Since Inception*
Simplify Nasdaq 100 PLUS Convexity ETF NAV	-22.39%	-6.89%
Simplify Nasdaq 100 PLUS Convexity ETF Market Price	-22.80%	-6.88%
Nasdaq 100 Total Return Index	-20.38%	-4.03%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.70% and the net expense ratio is 0.45%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception December 10, 2020.

The Nasdaq 100 Total Return Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Nasdaq 100 PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Nasdaq 100 PLUS Downside Convexity ETF [Ticker: QQD]

For the year ended June 30, 2022, QQD returned -21.94% vs. the Nasdaq 100 Total Return benchmark return of -20.38% for the same period.

The fund’s underperformance is due to net losses on option premium. However, the fund targets a 300bps option budget on a rolling annual basis, so the fiscal year performance reflects some unrealized option gains over the period.

In the next 12 months, we expect equity markets to remain in a high volatility environment, where the fund will continue focusing on rolling shorter-dated puts.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period December 10, 2020* to June 30, 2022

*	Inception date.

Simplify Nasdaq 100 PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2022

	One Year	Since Inception*
Simplify Nasdaq 100 PLUS Downside Convexity ETF NAV	-21.94%	-7.17%
Simplify Nasdaq 100 PLUS Downside Convexity ETF Market Price	-22.12%	-7.17%
Nasdaq 100 Total Return Index	-20.38%	-4.03%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.70% and the net expense ratio is 0.45%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception December 10, 2020.

The Nasdaq 100 Total Return Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Risk Parity Treasury ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Risk Parity Treasury ETF [Ticker: TYA]

Since its inception on September 27, 2021, TYA returned -26.47% vs. the ICE US Treasury 20+ Year Bond Index benchmark return of -20.19% for the same period. The negative returns were due to uptick in yields. During this period the yield curve flattened as 30yr US Treasury increased by 1.10%, while yield on the 7yr increased by 1.74%. TYA achieves to take similar duration exposure to the benchmark via US Treasury Note Future Contract which typically references 7yr US Treasury Note and this larger increase in yield of the 7yr vs. 30yr resulted in underperformance of TYA.

In the next 12 months, we expect the yield curve to steepen as the flattening has been extreme as compared to historical standards, which could potentially contribute to TYA performance vs. its benchmark.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period September 27, 2021* to June 30, 2022

*	Inception date.

Simplify Risk Parity Treasury ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify Risk Parity Treasury ETF NAV	-26.47%
Simplify Risk Parity Treasury ETF Market Price	-26.75%
ICE U.S. Treasury 20+ Year Bond Index	-20.19%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.25% and the net expense ratio is 0.15%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.15%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 27, 2021.

The ICE U.S. Treasury 20+ Year Bond Index is part of a series of indices intended to the assess U.S. Treasury market. The Index is market value weighted and is designed to measure the performance of U.S. dollar denominated, fixed rate securities with minimum term to maturity greater than twenty years. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Tail Risk Strategy ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Tail Risk Strategy ETF [Ticker: CYA]

Since its inception on September 13, 2021, CYA returned -15.01% vs. the ICE BofA 3 Month Treasury Bill Index benchmark return of 0.16% for the same period.

The fund’s underperformance is due to losses in both the income generating strategy and the tail hedge option overlay. About one third of the losses stemmed from the income investments and the remaining two-thirds of losses came from option overlay declines. The decline in option overlay is in line with our expected 12% annual option budget.

In the next 12 months, we expect equity markets to remain in a high volatility environment, where the fund will continue focusing on rolling shorter-dated puts.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period September 13, 2021* to June 30, 2022

*	Inception date.

Simplify Tail Risk Strategy ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify Tail Risk Strategy ETF NAV	-15.01%
Simplify Tail Risk Strategy ETF Market Price	-14.97%
ICE BofA 3 Month U.S. Treasury Bill Index	0.16%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.75% and the net expense ratio is 0.50%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.50%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 13, 2021.

The ICE BofA 3 Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify US Equity PLUS Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify US Equity PLUS Convexity ETF [Ticker: SPYC]

For the year ended June 30, 2022, SPYC returned -11.68% vs. the S&P 500 Total Return Index benchmark return of -10.62% for the same period.

The fund’s underperformance is due to net losses on option premium, where neither call nor put ladders could add value relative to their annualized spending budget during this middle of the road drawdown.

In the next 12 months, we expect equity markets to remain in a high volatility environment, where the fund will continue focusing on rolling shorter-dated puts and calls.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period September 3, 2020* to June 30, 2022

*	Inception date.

Simplify US Equity PLUS Convexity ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2022

	One Year	Since Inception*
Simplify US Equity PLUS Convexity ETF NAV	-11.68%	4.97%
Simplify US Equity PLUS Convexity ETF Market Price	-11.94%	5.17%
S&P 500 Index Total Return	-10.62%	6.71%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.53% and the net expense ratio is 0.28%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 3, 2020.

The S&P 500 Index Total Return is a stock market index that tracks 500 large companies listed on stock exchanges in the United States. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify US Equity PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify US Equity PLUS Downside Convexity ETF [Ticker: SPD]

For the year ended June 30, 2022, SPD returned -11.38% vs. the S&P 500 Index Total Return benchmark return of -10.62% for the same period.

The fund’s underperformance is due to net losses on option premium. However, the fund targets a 300bps option budget on a rolling annual basis, so the fiscal year performance reflects some unrealized option gains over the period.

In the next 12 months, we expect equity markets to remain in a high volatility environment, where the fund will continue focusing on rolling shorter-dated puts.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 3, 2020* to June 30, 2022

*	Inception date.

Simplify US Equity PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2022

		Since
	One Year	Inception*
Simplify US Equity PLUS Downside Convexity ETF NAV	-11.38%	4.41%
Simplify US Equity PLUS Downside Convexity ETF Market Price	-11.57%	4.76%
S&P 500 Index Total Return	-10.62%	6.71%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.53% and the net expense ratio is 0.28%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 3, 2020.

The S&P 500 Index Total Return is a stock market index that tracks 500 large companies listed on stock exchanges in the United States. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify US Equity PLUS GBTC ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify US Equity PLUS GBTC ETF [Ticker: SPBC]

For the year ended June 30, 2022, performance for SPBC was -17.66%, while the S&P 500 Index Total Return return was -10.62% for the same period as bitcoin retreated from its highs of Nov 2021 more aggressively than the equity markets. The growing market concern about cryptocurrencies as an inflation hedge led to the deepening of the GBTC discount to Net Asset Value which ended -31% on June 30, 2022.

In the next 12 months, we expect SPBC to continue to track the broader equity and cryptocurrency markets. We expect risk markets to continue to reflect a challenging environment.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period May 24, 2021* to June 30, 2022

*	Inception date.

Simplify US Equity PLUS GBTC ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

		Since
	One Year	Inception*
Simplify US Equity PLUS GBTC ETF NAV	-17.66%	-15.06%
Simplify US Equity PLUS GBTC ETF Market Price	-17.86%	-14.64%
S&P 500 Index Total Return	-10.62%	-7.61%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.74% and the net expense ratio is 0.74%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception May 24, 2021.

The S&P 500 Index Total Return is a stock market index that tracks 500 large companies listed on stock exchanges in the United States. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify US Equity PLUS Upside Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify US Equity PLUS Upside Convexity ETF [Ticker: SPUC]

During the fiscal year ended June 30, 2022, SPUC returned -11.99% vs. the S&P 500 Index TR benchmark return of -10.62% for the same period.

The fund’s underperformance is due to net losses on option premium, as we saw a drawdown over the period of just over 10%, whereby the call premium were greatly eroded.

In the next 12 months, we expect equity markets to remain in a high volatility environment, where the fund will continue focusing on rolling shorter-dated calls.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 3, 2020* to June 30, 2022

*	Inception date.

Simplify US Equity PLUS Upside Convexity ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2022

		Since
	One Year	Inception*
Simplify US Equity PLUS Upside Convexity ETF NAV	-11.99%	5.62%
Simplify US Equity PLUS Upside Convexity ETF Market Price	-12.26%	5.86%
S&P 500 Index Total Return	-10.62%	6.71%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.53% and the net expense ratio is 0.28%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception September 3, 2020.

The S&P 500 Index Total Return is a stock market index that tracks 500 large companies listed on stock exchanges in the United States. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify US Small Cap PLUS Downside Convexity ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify US Small Cap PLUS Downside Convexity ETF [Ticker: RTYD]

Since its inception on January 10, 2022, RTYD returned -18.50% vs. the Russell 2000 Index benchmark return of -21.47% for the same period.

The fund’s outperformance is due to the S&P 600 Small Cap Index outperforming Russell 2000 Index and unrealized gain on option premium.

In the next 12 months, we expect equity markets to remain in a high volatility environment, where the fund will continue focusing on rolling shorter-dated puts.

At June 30, 2022, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify US Small Cap PLUS Downside Convexity ETF NAV	-18.50%
Simplify US Small Cap PLUS Downside Convexity ETF Market Price	-19.25%
Russell 2000 Index	-21.47%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.56% and the net expense ratio is 0.31%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception January 10, 2022.

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Volt Cloud and Cybersecurity Disruption ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Volt Cloud and Cybersecurity Disruption ETF [Ticker: VCLO]

For the fiscal year ended June 30, 2022, VCLO returned -40.74% vs. the S&P 500 Index Total Return benchmark return of -10.62% for the same period.

The fund’s underperformance is due to high exposure to multiple cloud companies, which have seen their multiples compress in the midst of the Federal Reserve’s interest rate hikes in response to rising inflation.

In the next 12 months, the fund’s performance with concentrated exposure to cloud and cybersecurity names could continue to deviate from the broader U.S. market.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 28, 2020* to June 30, 2022

*	Inception date.

Simplify Volt Cloud and Cybersecurity Disruption ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2022

		Since
	One Year	Inception*
Simplify Volt Cloud and Cybersecurity Disruption ETF NAV	-40.74%	-26.18%
Simplify Volt Cloud and Cybersecurity Disruption ETF Market Price	-41.99%	-25.29%
S&P 500 Index Total Return	-10.62%	2.38%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.95% and the net expense ratio is 0.95%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception December 28, 2020.

The S&P 500 Index Total Return is a stock market index that tracks 500 large companies listed on stock exchanges in the United States. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Volt RoboCar Disruption and Tech ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Volt Robocar Disruption and Tech ETF [Ticker: VCAR]

For the fiscal year ended June 30, 2022, VCAR returned -22.91% vs. the S&P 500 Index Total Return benchmark return of -10.62% for the same period.

The fund’s underperformance is due to high exposure to multiple tech companies, which have seen their multiples compress in the midst of the Federal Reserve’s interest rate hikes in response to rising inflation.

In the next 12 months, the fund’s performance with concentrated exposure to robocar and technology names could continue to deviate from the broader U.S. market.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 28, 2020* to June 30, 2022

*	Inception date.

Simplify Volt RoboCar Disruption and Tech ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2022

		Since
	One Year	Inception*
Simplify Volt RoboCar Disruption and Tech ETF NAV	-22.91%	-18.90%
Simplify Volt RoboCar Disruption and Tech ETF Market Price	-23.31%	-18.91%
S&P 500 Index Total Return	-10.62%	2.38%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.95% and the net expense ratio is 0.95%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception December 28, 2020.

The S&P 500 Index Total Return is a stock market index that tracks 500 large companies listed on stock exchanges in the United States. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Macro Strategy ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Macro Strategy ETF [Ticker: FIG]

Since its inception on May 16, 2022, FIG returned -5.61%, while the Bloomberg US EQ:FI 60:40 Index benchmark returned -4.37% for the same period.

The fund’s underperformance is due to a combination of factors including the fund’s use of bond aggregate which underperformed the Bloomberg Bond Aggregate. Additionally, the higher equity weight relative to the benchmark contributed negatively to performance as large cap equities fell. However, the underperformance was offset by outperformance in the fund’s investment in managed futures, and a timely investment in US Treasuries.

In the next 12 months, we expect risk markets to continue to reflect a challenging environment, particularly for equities due to a reduction in monetary accommodation combined with a broadly slowing global economy. Positions in bond substitutes offer relatively attractive risk reward in a slowing economy and we anticipate that our rate positions will benefit as inflation retreats and the economy cools. We see significant opportunities in our relative outperformance positioning for higher quality assets vs lower quality assets under these conditions.

At June 30, 2022, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify Macro Strategy ETF NAV	-5.61%
Simplify Macro Strategy ETF Market Price	-5.66%
Bloomberg US EQ:FI 60:40 Index	-4.37%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.75% and the net expense ratio is 0.75%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception May 16, 2022.

The Bloomberg US EQ:FI 60:40 Index is designed to measure cross-asset market performance in the US. The index rebalances monthly to 60% equities and 40% fixed. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Managed Futures Strategy ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Managed Futures Strategy ETF [Ticker: CTA]

Since its inception on March 7, 2022, CTA gained 9.07% as commodity and fixed income markets trended very consistently amid rising inflation due to geopolitical stresses and the resumption central bank hike cycles. Long positions in commodities with positive spot price performance due to supply shortages combined with heavily backwardated curves contributed the bulk of Q1 performance. Separately, rising interest rates and broad equity market weakness drove positive price return from precious metal (Gold, Silver) and Copper shorts, and short duration positions in money market futures in the US and Canada curves outperformed. As physical commodity prices eased further in May and June, a quick shift into flat to slightly short positions (especially the energy complex) added to returns.

In the next 12 months, we expect the prevailing market consensus for persistent inflation and accompanying economic/equity and bond market volatility to bode favorably for uncorrelated and trend-based strategies.

At June 30, 2022, the fund’s financial statements covered a period of less than 6 months, therefore a line graph is not presented.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Cumulative
Total Return*
Simplify Managed Futures Strategy ETF NAV	9.07%
Simplify Managed Futures Strategy ETF Market Price	8.57%
Societe Generale CTA Index	7.94%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.75% and the net expense ratio is 0.75%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception March 7, 2022.

The Societe Generale CTA Index is designed to track the largest 20 (by AUM) CTAs and be representative of the managed futures space. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

Simplify Volatility Premium ETF

Management’s Discussion of Fund Performance

June 30, 2022 (Unaudited)

Simplify Volatility Premium ETF [Ticker: SVOL]

For the year ended June 30, 2022, SVOL returned -6.23% vs. the S&P 500 VIX Short-Term Futures Index benchmark return of -23.28% for the same period. The fund’s performance is due to challenging equity market conditions where S&P500 Index returned -10.62% causing VIX to go up by 81%. The impact of rising VIX was lower on SVOL due to moderate exposure of short 25% VIX futures, which further benefitted from lower volatility than VIX. Short positions in VIX futures also continued to gain from roll down in upward sloping VIX curve aka Contango.

In the next 12 months, we expect SVOL to continue to be correlated with S&P500 Index with potentially higher return and lower risk due to persistence of Contango in VIX curve.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period May 12, 2021* to June 30, 2022

*	Inception date.

Simplify Volatility Premium ETF

Management’s Discussion of Fund Performance (Continued)

June 30, 2022 (Unaudited)

HISTORICAL PERFORMANCE

Average Annual Total Return as of June 30, 2022

		Since
	One Year	Inception*
Simplify Volatility Premium ETF NAV	-6.23%	1.16%
Simplify Volatility Premium ETF Market Price	-6.36%	0.63%
S&P 500 VIX Short-Term Futures Index	-23.28%	-48.88%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.54% and the net expense ratio is 0.54%. (Actual expenses excluding acquired fund fees and expenses can be referenced in the Financial Highlights section later in this report.) Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1 (855) 772-8488.

*	Since Inception May 12, 2021.

The S&P 500® VIX Short-Term Futures Index utilizes prices of the next two near-term VIX® futures contracts to replicate a position that rolls the nearest month VIX futures to the next month on a daily basis in equal fractional amounts. This results in a constant one-month rolling long position in first and second month VIX futures contracts. Investors cannot invest directly in an index.

Investments involve risk. Principal loss is possible. Redemptions are limited and often commissions are charged on each trade. The ETF may be non-diversified, which may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. The fund is new and has limited operating history to judge.

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Funds, except for Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Interest Rate Hedge ETF, Simplify US Equity PLUS GBTC ETF, Simplify Volt Cloud and Cybersecurity Disruption ETF, Simplify Volt RoboCar Disruption and Tech ETF, Simplify Macro Strategy ETF, Simplify Managed Futures Strategy ETF and Simplify Volatility Premium ETF, limited these expenses; had they not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Simplify Exchange Traded Funds

Fees and Expenses (Unaudited)

The examples in the tables are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2022 except otherwise noted below, to June 30, 2022).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Fund’s actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Simplify Aggregate Bond PLUS Credit Hedge ETF
Actual	$1,000.00	$951.10	0.25%	$0.91	(2)
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Developed Ex-US PLUS Downside Convexity ETF
Actual	$1,000.00	$785.30	0.25%	$1.05	(3)
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Emerging Markets Equity PLUS Downside Convexity ETF
Actual	$1,000.00	$805.00	0.25%	$1.06	(3)
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Health Care ETF
Actual	$1,000.00	$882.30	0.50%	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Simplify Hedge Equity ETF
Actual	$1,000.00	$902.80	0.50%	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Simplify High Yield PLUS Credit Hedge ETF
Actual	$1,000.00	$902.60	0.25%	$0.89	(2)
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Interest Rate Hedge ETF
Actual	$1,000.00	$1,529.20	0.50%	$3.14
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Simplify Nasdaq 100 PLUS Convexity ETF
Actual	$1,000.00	$682.40	0.25%	$1.04
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Nasdaq 100 PLUS Downside Convexity ETF
Actual	$1,000.00	$702.70	0.25%	$1.06
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Simplify Risk Parity Treasury ETF
Actual	$1,000.00	$739.50	0.15%	$0.65
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	0.15%	$0.75

Simplify Exchange Traded Funds

Fees and Expenses (Unaudited) (Continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Annualized Expense Ratio		Expenses Paid During the Period Per $1,000(1)
Simplify Tail Risk Strategy ETF
Actual	$1,000.00	$883.50	0.50	%(4)	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%		$2.51
Simplify US Equity PLUS Convexity ETF
Actual	$1,000.00	$781.60	0.25%		$1.10
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%		$1.25
Simplify US Equity PLUS Downside Convexity ETF
Actual	$1,000.00	$805.50	0.25%		$1.12
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%		$1.25
Simplify US Equity PLUS GBTC ETF
Actual	$1,000.00	$730.10	0.50%		$2.14
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%		$2.51
Simplify US Equity PLUS Upside Convexity ETF
Actual	$1,000.00	$758.60	0.25%		$1.09
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%		$1.25
Simplify US Small Cap PLUS Downside Convexity ETF
Actual	$1,000.00	$882.30	0.25%		$1.10	(3)
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%		$1.25
Simplify Volt Cloud and Cybersecurity Disruption ETF
Actual	$1,000.00	$492.10	0.95%		$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%		$4.76
Simplify Volt RoboCar Disruption and Tech ETF
Actual	$1,000.00	$590.70	0.95%		$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%		$4.76
Simplify Macro Strategy ETF
Actual	$1,000.00	$943.90	0.45%		$0.52	(5)
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%		$2.26
Simplify Managed Futures Strategy ETF
Actual	$1,000.00	$1,090.70	0.75%		$2.47	(6)
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%		$3.76
Simplify Volatility Premium ETF
Actual	$1,000.00	$885.90	0.50	%(7)	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%		$2.51

(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
(2)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 136 (the number of days in the period February 15, 2022 (commencement of operations) to June 30, 2022), then divided by 365.
(3)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 171 (the number of days in the period January 11, 2022 (commencement of operations) to June 30, 2022), then divided by 365.
(4)	Ratio does not include the additional affiliated funds fee waivers.
(5)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 43 (the number of days in the period May 17, 2022 (commencement of operations) to June 30, 2022), then divided by 365.
(6)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 115 (the number of days in the period March 8, 2022 (commencement of operations) to June 30, 2022), then divided by 365.
(7)	Ratio does not include interest expense on reverse repurchase agreement.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 98.9%
iShares Core U.S. Aggregate Bond ETF(a)(b)	11,182	$1,136,986
Simplify Interest Rate Hedge ETF(c)	568	32,075
Total Exchange-Traded Funds (Cost $1,245,389)		1,169,061

	Number of Contracts	Notional Amount
Purchased Options – 0.7%

Puts – Exchange-Traded – 0.7%
SPDR S&P 500, July Strike Price $365, Expires 7/27/22	2	$73,000	1,291
SPDR S&P 500, August Strike Price $355, Expires 8/19/22	5	177,500	3,550
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	2	74,000	3,028
			7,869

Total Purchased Options (Cost $5,398)			7,869

Total Investments – 99.6%
(Cost $1,250,787)			$1,176,930
Other Assets in Excess of Liabilities – 0.4%			5,269
Net Assets – 100.0%			$1,182,199

	Number of Contracts	Notional Amount
Written Option – (0.0)%†

Puts – Exchange-Traded – (0.0)%†
SPDR S&P 500, September Strike Price $185, Expires 9/16/22
(Premiums Received $436)	(5)	$(92,500)	$(118)

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $589,744 have been pledged as collateral for options as of June 30, 2022.
(c)	Affiliated fund managed by Simplify Asset Management Inc.

At June 30, 2022, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund		Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
Morgan Stanley Custom Junk Index*	2/20/2024	1.28	%(c)	Morgan Stanley Capital Services LLC	107,748	$5,398
Morgan Stanley Custom Quality Index*	2/20/2024	1.98	%(c)	Morgan Stanley Capital Services LLC	(164,390)	(193)
						$5,205

*	The components of the basket shown below.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

*	The following table shows the individual positions and related values of the securities within the Morgan Stanley Custom Junk Index basket.

	Shares	Value	% of basket
Common Stocks
Basic Materials
Alcoa Corp.	(15)	$(669)	0.65%
Axalta Coating Systems Ltd.	(45)	(987)	0.96%
Chemours Co. (The)	(30)	(970)	0.95%
Cleveland-Cliffs, Inc.	(60)	(918)	0.90%
Sylvamo Corp.	(20)	(667)	0.65%
U.S. Steel Corp.	(52)	(939)	0.91%
		(5,150)
Communications
Altice USA, Inc., Class A	(117)	(1,085)	1.06%
AT&T, Inc.	(80)	(1,681)	1.64%
Commscope Holding Co., Inc.	(141)	(863)	0.84%
Dish Network Corp., Class A	(60)	(1,079)	1.05%
Echostar Corp., Class A	(15)	(280)	0.27%
Lumen Technologies, Inc.	(106)	(1,155)	1.13%
Nexstar Media Group, Inc., Class A	(6)	(1,053)	1.03%
Paramount Global, Class B	(44)	(1,089)	1.06%
Telephone And Data Systems, Inc.	(69)	(1,091)	1.07%
Viasat, Inc.	(34)	(1,048)	1.02%
Warner Bros Discovery Inc.	(71)	(959)	0.94%
Wayfair, Inc., Class A	(10)	(440)	0.43%
		(11,823)
Consumer, Cyclical
Alaska Air Group, Inc.	(27)	(1,066)	1.04%
American Airlines Group, Inc.	(83)	(1,056)	1.03%
Aramark	(11)	(328)	0.32%
Caesars Entertainment, Inc.	(27)	(1,025)	1.00%
Carnival Corp.	(112)	(972)	0.95%
Copa Holdings SA, Class A	(7)	(456)	0.44%
Core & Main, Inc., Class A	(12)	(268)	0.26%
Delta Air Lines, Inc.	(36)	(1,041)	1.02%
Foot Locker Inc.	(37)	(928)	0.91%
Gap, Inc. (The)	(118)	(969)	0.94%
Hanesbrands, Inc.	(85)	(878)	0.86%
Jetblue Airways Corp.	(125)	(1,046)	1.02%
Kohl’s Corp.	(21)	(753)	0.73%
Lions Gate Entertainment Corp., Class B	(76)	(674)	0.66%
Nordstrom, Inc.	(40)	(854)	0.83%
Norwegian Cruise Line Holdings Ltd.	(93)	(1,038)	1.01%
Penn National Gaming, Inc.	(36)	(1,101)	1.07%
PVH Corp.	(14)	(780)	0.76%
Qurate Retail, Inc., Series A	(310)	(890)	0.87%
Resideo Technologies, Inc.	(16)	(307)	0.30%
RH	(4)	(777)	0.76%
Royal Caribbean Cruises Ltd.	(28)	(976)	0.95%

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value	% of basket
Common Stocks (continued)
Consumer, Cyclical (continued)
Sally Beauty Holdings, Inc.	(33)	$(390)	0.38%
Southwest Airlines Co.	(27)	(960)	0.94%
Travel + Leisure Co.	(24)	(918)	0.90%
United Airlines Holdings, Inc.	(30)	(1,046)	1.02%
Victoria’s Secret & Co.	(32)	(903)	0.88%
Walgreens Boots Alliance, Inc.	(29)	(1,095)	1.07%
		(23,495)
Consumer, Non-cyclical
ADT, Inc.	(167)	(1,025)	1.00%
Brookdale Senior Living, Inc.	(210)	(953)	0.93%
Cardinal Health, Inc.	(22)	(1,154)	1.13%
Clarivate PLC	(56)	(780)	0.76%
Coty, Inc., Class A	(148)	(1,185)	1.16%
Davita, Inc.	(12)	(973)	0.95%
ENDO International PLC	(1,158)	(539)	0.53%
Exact Sciences Corp.	(16)	(634)	0.62%
Guardant Health, Inc.	(28)	(1,133)	1.10%
Herbalife Nutrition Ltd.	(47)	(967)	0.94%
Ionis Pharmaceuticals, Inc.	(20)	(739)	0.72%
Jazz Pharmaceuticals PLC	(7)	(1,154)	1.13%
Kroger Co. (The)	(23)	(1,110)	1.08%
Mednax, Inc.	(23)	(484)	0.47%
Nektar Therapeutics, Class A	(176)	(669)	0.65%
Novavax, Inc.	(26)	(1,346)	1.31%
Oak Street Health, Inc.	(32)	(525)	0.51%
Organon & Co.	(33)	(1,114)	1.09%
Perrigo Co. PLC	(29)	(1,164)	1.14%
Post Holdings, Inc.	(14)	(1,164)	1.14%
Sabre Corp.	(171)	(997)	0.97%
Shift4 Payments, Inc., Class A	(26)	(848)	0.83%
Stoneco Ltd., Class A	(127)	(976)	0.95%
TreeHouse Foods, Inc.	(27)	(1,135)	1.11%
US Foods Holding Corp.	(38)	(1,153)	1.12%
Viatris, Inc.	(105)	(1,099)	1.07%
		(25,020)
Energy
Apa Corp.	(25)	(868)	0.85%
Cheniere Energy, Inc.	(8)	(1,100)	1.07%
Equities Corp.	(26)	(900)	0.88%
Kosmos Energy Ltd.	(146)	(906)	0.89%
Marathon Petroleum Corp.	(13)	(1,064)	1.04%
New Fortress Energy, Inc., Class A	(26)	(1,020)	1.00%
Nov, Inc.	(61)	(1,027)	1.00%
Occidental Petroleum Corp.	(21)	(1,230)	1.20%
PBF Energy, Inc., Class A	(29)	(832)	0.81%
Sunrun, Inc.	(46)	(1,080)	1.05%
Valero Energy Corp.	(9)	(998)	0.97%
		(11,025)

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value	% of basket
Common Stocks (continued)
Financial
Air Lease Corp., Class A	(33)	$(1,108)	1.08%
Bread Financial Holdings, Inc.	(24)	(877)	0.85%
Western Union Co. (The)	(67)	(1,103)	1.08%
		(3,088)
Industrial
Berry Global Group, Inc.	(20)	(1,080)	1.05%
Energizer Holdings, Inc.	(41)	(1,164)	1.14%
FedEx Corp.	(5)	(1,213)	1.18%
Fluor Corp.	(21)	(518)	0.50%
Gates Industrial Corp. PLC	(45)	(488)	0.48%
General Electric Co.	(17)	(1,113)	1.09%
O-I Glass, Inc., Class I	(67)	(939)	0.92%
Ryder System, Inc.	(14)	(997)	0.97%
Silgan Holdings, Inc.	(12)	(510)	0.50%
Spirit Aerosystems Holdings, Inc., Class A	(37)	(1,083)	1.06%
TD Synnex Corp.	(11)	(1,008)	0.98%
Vertiv Holdings Co., Class A	(100)	(824)	0.80%
Westrock Co.	(26)	(1,025)	1.00%
XPO Logistics, Inc.	(19)	(911)	0.89%
		(12,873)
Technology
Coupa Software, Inc.	(10)	(593)	0.58%
Dell Technologies, Inc., Class C	(23)	(1,040)	1.02%
Dxc Technology Co.	(34)	(1,035)	1.01%
Everbridge, Inc.	(18)	(502)	0.49%
Fastly, Inc., Class A	(98)	(1,143)	1.12%
Kyndryl Holdings Inc.	(105)	(1,024)	1.00%
NCR Corp.	(33)	(1,036)	1.01%
Solarwinds Corp.	(61)	(629)	0.61%
Unity Software, Inc.	(30)	(1,098)	1.07%
Western Digital Corp.	(21)	(955)	0.93%
Xerox Holdings Corp.	(65)	(966)	0.94%
		(10,021)
Total		$(102,495)	100.00%

*	The following table shows the individual positions and related values of the securities within the Morgan Stanley Custom Quality Index basket.

	Shares	Value	% of basket
Common Stocks
Basic Materials
Diversey Holdings Ltd.	185	$1,220	0.74%
International Flavors & Fragrances, Inc.	14	1,684	1.03%
RPM International, Inc.	21	1,663	1.01%
Sherwin-Williams Co/The	7	1,609	0.98%
		6,176
Communications
Interpublic Group of Cos Inc/T	59	1,615	0.98%
Meta Platforms, Inc., Class A	10	1,567	0.95%
Omnicom Group, Inc.	25	1,600	0.98%

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value	% of basket
Common Stocks (continued)
Communications (continued)
Sirius XM Holdings, Inc.	274	$1,679	1.02%
		6,461
Consumer, Cyclical
Autozone, Inc.	1	1,756	1.07%
Domino’s Pizza, Inc.	4	1,664	1.01%
Home Depot, Inc. (The)	6	1,614	0.98%
Lululemon Athletica Inc.	6	1,570	0.95%
Marriott International, Inc., Class A	11	1,446	0.88%
O’reilly Automotive, Inc.	3	1,736	1.06%
Pool Corp.	5	1,634	0.99%
Tempur Sealy International, Inc.	73	1,553	0.94%
Thor Industries, Inc.	22	1,659	1.01%
Wyndham Hotels & Resorts, Inc.	23	1,523	0.93%
Yum! Brands, Inc.	15	1,669	1.02%
		17,824
Consumer, Non-cyclical
Anthem, Inc.	4	1,716	1.04%
Avery Dennison Corp.	10	1,654	1.01%
Chemed Corp.	4	1,700	1.03%
Cigna Corp.	7	1,755	1.07%
Colgate-Palmolive Co.	22	1,778	1.08%
CVS Health Corp.	18	1,667	1.01%
Danaher Corp.	7	1,703	1.04%
FleetCor Technologies Inc.	7	1,507	0.92%
Global Payments, Inc.	15	1,613	0.98%
Grand Canyon Education, Inc.	19	1,784	1.08%
Hershey Co. (The)	8	1,717	1.04%
J M Smucker Co. (The)	13	1,683	1.02%
Johnson & Johnson	10	1,719	1.05%
Kraft Heinz Co. (The)	45	1,735	1.05%
Moody’s Corp.	6	1,706	1.04%
Philip Morris International, Inc.	17	1,655	1.01%
Regeneron Pharmaceuticals, Inc.	3	1,734	1.05%
Rollins, Inc.	50	1,754	1.07%
Sotera Health Co.	80	1,560	0.95%
Stryker Corp.	8	1,617	0.98%
Thermo Fisher Scientific, Inc.	3	1,737	1.06%
UnitedHealth Group, Inc.	4	1,820	1.11%
Verisk Analytics, Inc., Class A	10	1,778	1.08%
WEX Inc.	10	1,589	0.97%
		40,681
Energy
Antero Midstream Corp.	167	1,509	0.92%
DT Midstream Inc.	32	1,569	0.95%
Oneok, Inc.	28	1,530	0.93%
		4,608
Financial
Aflac Inc.	30	1,679	1.02%
American Express Co.	11	1,560	0.95%
American Financial Group Inc/O	12	1,711	1.04%

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value	% of basket
Common Stocks (continued)
Financial (continued)
Arthur J Gallagher & Co.	11	$1,757	1.07%
AvalonBay Communities Inc.	9	1,704	1.04%
Brown & Brown, Inc.	30	1,748	1.06%
Cboe Global Markets, Inc.	15	1,698	1.03%
Credit Acceptance Corp.	3	1,520	0.93%
Discover Financial Services	17	1,644	1.00%
Duke Realty Corp.	31	1,685	1.02%
Erie Indemnity Co., Class A	9	1,809	1.10%
Extra Space Storage Inc.	10	1,733	1.05%
First American Financial Corp.	31	1,656	1.01%
Intercontinental Exchange, Inc.	17	1,618	0.98%
Life Storage Inc.	15	1,717	1.04%
OMEGA Healthcare Investors, Inc.	58	1,639	1.00%
Onemain Holdings, Inc., Class A	44	1,631	0.99%
Primerica, Inc.	14	1,680	1.02%
ProLogis, Inc.	14	1,682	1.02%
Rocket Cos., Inc., Class A	236	1,735	1.06%
Synchrony Financial	54	1,492	0.91%
Western Alliance Bancorp	23	1,595	0.97%
		36,693
Industrial
Allegion PLC	16	1,600	0.97%
AMETEK Inc.	15	1,611	0.98%
Amphenol Corp., Class A	25	1,602	0.97%
CH Robinson Worldwide, Inc.	16	1,618	0.98%
Dover Corp.	13	1,609	0.98%
Esab Corp.	36	1,593	0.97%
Fortune Brands Home & Security, Inc.	26	1,586	0.96%
Generac Holdings, Inc.	7	1,394	0.85%
Mettler-Toledo International, Inc.	1	1,620	0.99%
Middleby Corp. (The)	12	1,542	0.94%
Nordson Corp.	8	1,652	1.00%
Pentair PLC	36	1,636	1.00%
Stanley Black & Decker, Inc.	15	1,620	0.99%
Trex Co Inc.	30	1,628	0.99%
		22,311
Technology
Accenture PLC, Class A	6	1,625	0.99%
Black Knight, Inc.	26	1,667	1.01%
Broadridge Financial Solutions, Inc.	12	1,700	1.03%
Cognizant Technology Solutions Corp., Class A	24	1,622	0.99%
Fidelity National Information Services, Inc.	17	1,580	0.96%
Fiserv, Inc.	18	1,601	0.97%
International Business Machine	12	1,695	1.03%
Intuit, Inc.	4	1,676	1.02%
N-Able, Inc.	157	1,409	0.86%
Paychex, Inc.	14	1,589	0.97%
Texas Instruments, Inc.	11	1,622	0.99%
Tyler Technologies Inc.	5	1,719	1.04%

See Notes to Financial Statements.

Simplify Aggregate Bond PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value	% of basket
Common Stocks (continued)
Technology (continued)
Zebra Technologies Corp., Class A	5	$1,569	0.95%
		21,074
Utilities
Alliant Energy Corp.	30	1,731	1.05%
Essential Utilities Inc.	39	1,781	1.08%
Eversource Energy	20	1,725	1.05%
NRG Energy Inc.	42	1,606	0.98%
Xcel Energy, Inc.	25	1,768	1.08%
		8,611
Total		$164,439	100.00%

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify Interest Rate Hedge ETF	$—	$72,575	$(58,275)	$12,027	$5,748	$32,075	568	$7	$—

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	98.9%
Purchased Options	0.7%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Developed Ex-US PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 97.9%
iShares Core MSCI EAFE ETF(a)(b)
(Cost $23,255,217)	328,326	$19,321,985

	Number of Contracts	Notional Amount
Purchased Options – 1.7%

Puts – Exchange-Traded – 1.7%
iShares MSCI EAFE ETF, August Strike Price $62, Expires 8/19/22	1,286	$7,973,200	244,340
SPDR S&P 500, July Strike Price $340, Expires 7/15/22	230	7,820,000	17,595
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	54	1,998,000	81,756
			343,691

Total Purchased Options (Cost $202,806)			343,691

Total Investments – 99.6%
(Cost $23,458,023)			$19,665,676
Other Assets in Excess of Liabilities – 0.4%			75,173
Net Assets – 100.0%			$19,740,849

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $16,478,000 have been pledged as collateral for options as of June 30, 2022.

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	97.9%
Purchased Options	1.7%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Emerging Markets Equity PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 98.9%
iShares Core MSCI Emerging Markets ETF(a)(b)
(Cost $8,293,066)	150,382	$7,377,741

	Number of Contracts	Notional Amount
Purchased Options – 1.1%

Puts – Exchange-Traded – 1.1%
iShares MSCI Emerging Markets ETF, August Strike Price $34, Expires 8/19/22	1,855	$6,307,000	33,575
iShares MSCI Emerging Markets ETF, August Strike Price $38, Expires 8/19/22	393	1,493,400	27,510
SPDR S&P 500, July Strike Price $340, Expires 7/15/22	87	2,958,000	6,656
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	10	370,000	15,140
			82,881

Total Purchased Options (Cost $101,254)			82,881

Total Investments – 100.0%
(Cost $8,394,320)			$7,460,622
Other Assets in Excess of Liabilities – 0.0%†			1,011
Net Assets – 100.0%			$7,461,633

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $3,777,620 have been pledged as collateral for options as of June 30, 2022.

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	98.9%
Purchased Options	1.1%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%†
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Health Care ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Common Stocks – 98.1%
Consumer, Non-cyclical – 96.8%
Abbott Laboratories	6,894	$749,033
AbbVie, Inc.	3,641	557,655
Align Technology, Inc.*	128	30,294
Alnylam Pharmaceuticals, Inc.*	880	128,348
Amgen, Inc.	829	201,696
AtriCure, Inc.*	7,196	294,028
Baxter International, Inc.	4,290	275,547
Becton Dickinson and Co.	2,145	528,807
Bio-Techne Corp.	715	247,848
Boston Scientific Corp.*	7,290	271,698
Centene Corp.*	18,991	1,606,828
Cigna Corp.	6,034	1,590,080
Cooper Cos., Inc. (The)	1,068	334,412
CVS Health Corp.	5,714	529,459
Danaher Corp.	406	102,929
Dexcom, Inc.*	3,139	233,950
Edwards Lifesciences Corp.*	529	50,303
Elevance Health, Inc.	2,805	1,353,637
Eli Lilly & Co.	5,013	1,625,365
Embecta Corp.*	431	10,913
Gilead Sciences, Inc.	2,694	166,516
HCA Healthcare, Inc.	447	75,123
Henry Schein, Inc.*	1,100	84,414
Horizon Therapeutics Plc*	13,160	1,049,642
Humana, Inc.	2,518	1,178,600
IDEXX Laboratories, Inc.*	75	26,305
Illumina, Inc.*	270	49,777
Insulet Corp.*	553	120,521
Intuitive Surgical, Inc.*	4,348	872,687
IQVIA Holdings, Inc.*	1,815	393,837
Johnson & Johnson	11,910	2,114,144
Laboratory Corp. of America Holdings	2,179	510,670
Lantheus Holdings, Inc.*	22,195	1,465,536
LivaNova PLC*	2,684	167,669
McKesson Corp.	3,874	1,263,737
Medtronic PLC	4,644	416,799
PerkinElmer, Inc.	495	70,399
Pfizer, Inc.	827	43,360
QuidelOrtho Corp.*	2,422	235,370
Regeneron Pharmaceuticals, Inc.*	2,495	1,474,869
ResMed, Inc.	6,117	1,282,307
Sanofi, ADR	22,443	1,122,823
Seagen, Inc.*	990	175,171
Shockwave Medical, Inc.*	1,307	249,859
STERIS PLC	440	90,706
Stryker Corp.	1,662	330,622
Tenet Healthcare Corp.*	6,571	345,372
Thermo Fisher Scientific, Inc.	1,210	657,369
United Therapeutics Corp.*	5,439	1,281,646

See Notes to Financial Statements.

Simplify Health Care ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value
Common Stocks (continued)
Consumer, Non-cyclical (continued)
UnitedHealth Group, Inc.	7,017	$3,604,142
Vertex Pharmaceuticals, Inc.*	442	124,551
ViewRay, Inc.*	173,696	460,294
Waters Corp.*	990	327,670
Zoetis, Inc.	899	154,529
		32,709,866
Industrial – 1.0%
Agilent Technologies, Inc.	2,255	267,827
Mettler-Toledo International, Inc.*	55	63,182
		331,009
Technology – 0.3%
Veeva Systems, Inc., Class A*	605	119,814
Total Common Stocks (Cost $36,332,602)		33,160,689

Total Investments – 98.1%
(Cost $36,332,602)		$33,160,689
Other Assets in Excess of Liabilities – 1.9%		643,437
Net Assets – 100.0%		$33,804,126

*	Non Income Producing

ADR : American Depositary Receipt

Summary of Investment Type

% of
Industry	Net Assets
Common Stocks	98.1%
Total Investments	98.1%
Other Assets in Excess of Liabilities	1.9%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Hedged Equity ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 96.3%
iShares Core S&P 500 ETF(a)(b)
(Cost $41,357,874)	94,873	$35,971,098

	Number of Contracts	Notional Amount
Purchased Options – 5.4%

Puts – Exchange-Traded – 5.4%
S&P 500 Index, July Strike Price $4,225, Expires 7/15/22	31	$13,097,500	1,390,505
S&P 500 Index, August Strike Price $3,715, Expires 8/19/22	31	11,516,500	363,940
S&P 500 Index, September Strike Price $3,480, Expires 9/16/22	34	11,832,000	277,270
			2,031,715

Total Purchased Options (Cost $1,370,334)			2,031,715

Total Investments – 101.7%
(Cost $42,728,208)			$38,002,813
Liabilities in Excess of Other Assets – (1.7)%			(639,574)
Net Assets – 100.0%			$37,363,239

	Number of Contracts	Notional Amount
Written Options – (1.7)%

Calls – Exchange-Traded – (1.3)%
S&P 500 Index, July Strike Price $4,600, Expires 7/15/22	(31)	$(14,260,000)	$(155)
S&P 500 Index, August Strike Price $4,110, Expires 8/19/22	(31)	(12,741,000)	(67,580)
S&P 500 Index, September Strike Price $3,890, Expires 9/16/22	(34)	(13,226,000)	(400,690)
			(468,425)
Puts – Exchange-Traded – (0.4)%
S&P 500 Index, July Strike Price $3,560, Expires 7/15/22	(31)	(11,036,000)	(60,605)
S&P 500 Index, August Strike Price $3,150, Expires 8/19/22	(31)	(9,765,000)	(51,770)
S&P 500 Index, September Strike Price $2,925, Expires 9/16/22	(34)	(9,945,000)	(60,860)
			(173,235)

Total Written Options (Premiums Received $1,159,509)			$(641,660)

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $18,957,500 have been pledged as collateral for options as of June 30, 2022.

See Notes to Financial Statements.

Simplify Hedged Equity ETF

Schedule of Investments (Continued)

June 30, 2022

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	96.3%
Purchased Options	5.4%
Total Investments	101.7%
Liabilities in Excess of Other Assets	(1.7)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments

June 30, 2022

	Principal	Value
U.S. Treasury Bills – 74.5%
U.S. Treasury Bill, 0.75%, 7/14/2022(a)(b)	$5,000,000	$4,998,163
U.S. Treasury Bill, 1.60%, 8/25/2022(a)(b)	10,400,000	10,376,524
U.S. Treasury Bill, 1.48%, 9/8/2022(a)	7,000,000	6,979,316
Total U.S. Treasury Bills (Cost $22,362,030)		22,354,003

Shares
Exchange-Traded Funds – 1.3%
VanEck Fallen Angel High Yield Bond ETF
(Cost $457,425)	14,909	402,841

	Number of Contracts	Notional Amount
Purchased Options – 0.7%

Puts – Exchange-Traded – 0.7%
S&P 500 Index, July Strike Price $3,650, Expires 7/27/22	10	$3,650,000	61,150
SPDR S&P 500, August Strike Price $355, Expires 8/19/22	109	3,869,500	77,390
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	46	1,702,000	69,644
			208,184

Total Purchased Options (Cost $148,744)			208,184

Total Investments – 76.5%
(Cost $22,968,199)			$22,965,028
Other Assets in Excess of Liabilities – 23.5%			7,045,347
Net Assets – 100.0%			$30,010,375

	Number of Contracts	Notional Amount
Written Option – (0.0)%†

Puts – Exchange-Traded – (0.0)%†
SPDR S&P 500, September Strike Price $185, Expires 9/16/22
(Premiums Received $21,103)	(231)	$(4,273,500)	$(5,429)

†	Less than 0.05%
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Securities with an aggregate market value of $14,276,981 and cash in the amount of $4,050,000 have been pledged as collateral for options as of June 30, 2022.

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

At June 30, 2022, over the counter total return swap contracts outstanding were as follows:

Reference Obligation/Index	Termination Date(a)	Financing Rate Paid (Received) by the Fund		Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)(b)
iShares iBoxx $ High Yield Corporate Bond ETF	3/28/2023	(0.84	)%(c)	Morgan Stanley Capital Services LLC	(21,965,308)	$(389,429)
Morgan Stanley Custom Junk Index*	2/20/2024	1.28	%(c)	Morgan Stanley Capital Services LLC	7,239,902	347,411
Morgan Stanley Custom Quality Index*	2/20/2024	1.98	%(c)	Morgan Stanley Capital Services LLC	(10,224,094)	(12,467)
VanEck Fallen Angel High Yield Bond ETF	3/28/2023	1.98	%(c)	Morgan Stanley Capital Services LLC	(6,175,642)	(75,610)
						$(130,095)

*	The components of the basket shown below.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security).
(b)	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(c)	Payments made quarterly.

*	The following table shows the individual positions and related values of the securities within the Morgan Stanley Custom Junk Index basket.

	Shares	Value	% of basket
Common Stocks
Basic Materials
Alcoa Corp.	(988)	$(45,027)	0.65%
Axalta Coating Systems Ltd.	(3,007)	(66,476)	0.96%
Chemours Co. (The)	(2,040)	(65,316)	0.95%
Cleveland-Cliffs, Inc.	(4,024)	(61,854)	0.90%
Sylvamo Corp.	(1,374)	(44,889)	0.65%
U.S. Steel Corp.	(3,530)	(63,215)	0.91%
		(346,777)
Communications
Altice USA, Inc., Class A	(7,896)	(73,034)	1.06%
AT&T, Inc.	(5,399)	(113,170)	1.64%
Commscope Holding Co., Inc.	(9,495)	(58,111)	0.84%
Dish Network Corp., Class A	(4,053)	(72,672)	1.05%
Echostar Corp., Class A	(978)	(18,884)	0.27%
Lumen Technologies, Inc.	(7,129)	(77,779)	1.13%
Nexstar Media Group, Inc., Class A	(436)	(70,936)	1.03%
Paramount Global, Class B	(2,972)	(73,344)	1.06%
Telephone And Data Systems, Inc.	(4,653)	(73,477)	1.07%
Viasat, Inc.	(2,303)	(70,544)	1.02%
Warner Bros Discovery Inc.	(4,811)	(64,562)	0.94%
Wayfair, Inc., Class A	(681)	(29,663)	0.43%
		(796,176)
Consumer, Cyclical
Alaska Air Group, Inc.	(1,793)	(71,794)	1.04%
American Airlines Group, Inc.	(5,606)	(71,084)	1.03%
Aramark	(720)	(22,062)	0.32%
Caesars Entertainment, Inc.	(1,802)	(69,013)	1.00%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value	% of basket
Common Stocks (continued)
Consumer, Cyclical (continued)
Carnival Corp.	(7,569)	$(65,469)	0.95%
Copa Holdings SA, Class A	(484)	(30,698)	0.44%
Core & Main, Inc., Class A	(809)	(18,047)	0.26%
Delta Air Lines, Inc.	(2,421)	(70,124)	1.02%
Foot Locker Inc.	(2,476)	(62,513)	0.91%
Gap, Inc. (The)	(7,921)	(65,272)	0.94%
Hanesbrands, Inc.	(5,743)	(59,091)	0.86%
Jetblue Airways Corp.	(8,417)	(70,451)	1.02%
Kohl’s Corp.	(1,421)	(50,714)	0.73%
Lions Gate Entertainment Corp., Class B	(5,140)	(45,390)	0.66%
Nordstrom, Inc.	(2,723)	(57,529)	0.83%
Norwegian Cruise Line Holdings Ltd.	(6,287)	(69,908)	1.01%
Penn National Gaming, Inc.	(2,437)	(74,138)	1.07%
PVH Corp.	(923)	(52,538)	0.76%
Qurate Retail, Inc., Series A	(20,873)	(59,907)	0.87%
Resideo Technologies, Inc.	(1,065)	(20,685)	0.30%
RH	(247)	(52,339)	0.76%
Royal Caribbean Cruises Ltd.	(1,884)	(65,757)	0.95%
Sally Beauty Holdings, Inc.	(2,201)	(26,239)	0.38%
Southwest Airlines Co.	(1,789)	(64,615)	0.94%
Travel + Leisure Co.	(1,593)	(61,823)	0.90%
United Airlines Holdings, Inc.	(1,990)	(70,471)	1.02%
Victoria’s Secret & Co.	(2,173)	(60,775)	0.88%
Walgreens Boots Alliance, Inc.	(1,946)	(73,744)	1.07%
		(1,582,190)
Consumer, Non-cyclical
ADT, Inc.	(11,227)	(69,047)	1.00%
Brookdale Senior Living, Inc.	(14,140)	(64,195)	0.93%
Cardinal Health, Inc.	(1,487)	(77,737)	1.13%
Clarivate PLC	(3,791)	(52,545)	0.76%
Coty, Inc., Class A	(9,964)	(79,814)	1.16%
Davita, Inc.	(820)	(65,552)	0.95%
ENDO International PLC	(77,956)	(36,304)	0.53%
Exact Sciences Corp.	(1,084)	(42,704)	0.62%
Guardant Health, Inc.	(1,891)	(76,269)	1.10%
Herbalife Nutrition Ltd.	(3,183)	(65,095)	0.94%
Ionis Pharmaceuticals, Inc.	(1,344)	(49,769)	0.72%
Jazz Pharmaceuticals PLC	(498)	(77,737)	1.13%
Kroger Co. (The)	(1,579)	(74,747)	1.08%
Mednax, Inc.	(1,552)	(32,601)	0.47%
Nektar Therapeutics, Class A	(11,855)	(45,050)	0.65%
Novavax, Inc.	(1,762)	(90,610)	1.31%
Oak Street Health, Inc.	(2,149)	(35,323)	0.51%
Organon & Co.	(2,222)	(74,981)	1.09%
Perrigo Co. PLC	(1,932)	(78,398)	1.14%
Post Holdings, Inc.	(952)	(78,358)	1.14%
Sabre Corp.	(11,512)	(67,114)	0.97%
Shift4 Payments, Inc., Class A	(1,727)	(57,091)	0.83%
Stoneco Ltd., Class A	(8,536)	(65,725)	0.95%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value	% of basket
Common Stocks (continued)
Consumer, Non-cyclical (continued)
TreeHouse Foods, Inc.	(1,828)	$(76,441)	1.11%
US Foods Holding Corp.	(2,531)	(77,651)	1.12%
Viatris, Inc.	(7,068)	(73,997)	1.07%
		(1,684,855)
Energy
Apa Corp.	(1,675)	(58,458)	0.85%
Cheniere Energy, Inc.	(557)	(74,065)	1.07%
Equities Corp.	(1,761)	(60,592)	0.88%
Kosmos Energy Ltd.	(9,856)	(61,009)	0.89%
Marathon Petroleum Corp.	(871)	(71,645)	1.04%
New Fortress Energy, Inc., Class A	(1,736)	(68,682)	1.00%
Nov, Inc.	(4,090)	(69,163)	1.00%
Occidental Petroleum Corp.	(1,407)	(82,830)	1.20%
PBF Energy, Inc., Class A	(1,932)	(56,079)	0.81%
Sunrun, Inc.	(3,114)	(72,733)	1.05%
Valero Energy Corp.	(632)	(67,211)	0.97%
		(742,467)
Financial
Air Lease Corp., Class A	(2,231)	(74,580)	1.08%
Bread Financial Holdings, Inc.	(1,594)	(59,061)	0.85%
Western Union Co. (The)	(4,512)	(74,309)	1.08%
		(207,950)
Industrial
Berry Global Group, Inc.	(1,331)	(72,733)	1.05%
Energizer Holdings, Inc.	(2,765)	(78,391)	1.14%
FedEx Corp.	(360)	(81,675)	1.18%
Fluor Corp.	(1,433)	(34,873)	0.50%
Gates Industrial Corp. PLC	(3,040)	(32,861)	0.48%
General Electric Co.	(1,177)	(74,968)	1.09%
O-I Glass, Inc., Class I	(4,517)	(63,243)	0.92%
Ryder System, Inc.	(945)	(67,127)	0.97%
Silgan Holdings, Inc.	(831)	(34,358)	0.50%
Spirit Aerosystems Holdings, Inc., Class A	(2,489)	(72,913)	1.06%
TD Synnex Corp.	(745)	(67,892)	0.98%
Vertiv Holdings Co., Class A	(6,753)	(55,508)	0.80%
Westrock Co.	(1,732)	(69,018)	1.00%
XPO Logistics, Inc.	(1,273)	(61,324)	0.89%
		(866,884)
Technology
Coupa Software, Inc.	(699)	(39,918)	0.58%
Dell Technologies, Inc., Class C	(1,516)	(70,062)	1.02%
Dxc Technology Co.	(2,298)	(69,662)	1.01%
Everbridge, Inc.	(1,213)	(33,819)	0.49%
Fastly, Inc., Class A	(6,628)	(76,947)	1.12%
Kyndryl Holdings Inc.	(7,052)	(68,972)	1.00%
NCR Corp.	(2,243)	(69,790)	1.01%
Solarwinds Corp.	(4,135)	(42,382)	0.61%
Unity Software, Inc.	(2,008)	(73,945)	1.07%
Western Digital Corp.	(1,434)	(64,285)	0.93%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value	% of basket
Common Stocks (continued)
Technology (continued)
Xerox Holdings Corp.	(4,381)	$(65,060)	0.94%
		(674,842)
Total		$(6,902,141)	100.00%

*	The following table shows the individual positions and related values of the securities within the Morgan Stanley Custom Quality Index basket.

	Shares	Value	% of basket
Common Stocks
Basic Materials
Diversey Holdings Ltd.	11,500	$75,898	0.74%
International Flavors & Fragrances, Inc.	879	104,713	1.03%
RPM International, Inc.	1,314	103,425	1.01%
Sherwin-Williams Co/The	447	100,077	0.98%
		384,113
Communications
Interpublic Group of Cos Inc/T	3,649	100,450	0.98%
Meta Platforms, Inc., Class A	604	97,453	0.95%
Omnicom Group, Inc.	1,564	99,501	0.98%
Sirius XM Holdings, Inc.	17,030	104,391	1.02%
		401,795
Consumer, Cyclical
Autozone, Inc.	51	109,225	1.07%
Domino’s Pizza, Inc.	266	103,487	1.01%
Home Depot, Inc. (The)	366	100,350	0.98%
Lululemon Athletica Inc.	358	97,652	0.95%
Marriott International, Inc., Class A	661	89,925	0.88%
O’reilly Automotive, Inc.	171	107,943	1.06%
Pool Corp.	289	101,599	0.99%
Tempur Sealy International, Inc.	4,521	96,606	0.94%
Thor Industries, Inc.	1,380	103,162	1.01%
Wyndham Hotels & Resorts, Inc.	1,441	94,710	0.93%
Yum! Brands, Inc.	915	103,820	1.02%
		1,108,479
Consumer, Non-cyclical
Anthem, Inc.	221	106,704	1.04%
Avery Dennison Corp.	635	102,837	1.01%
Chemed Corp.	225	105,713	1.03%
Cigna Corp.	414	109,149	1.07%
Colgate-Palmolive Co.	1,380	110,601	1.08%
CVS Health Corp.	1,119	103,702	1.01%
Danaher Corp.	418	105,933	1.04%
FleetCor Technologies Inc.	446	93,693	0.92%
Global Payments, Inc.	907	100,343	0.98%
Grand Canyon Education, Inc.	1,178	110,946	1.08%
Hershey Co. (The)	496	106,800	1.04%
J M Smucker Co. (The)	818	104,670	1.02%
Johnson & Johnson	602	106,875	1.05%
Kraft Heinz Co. (The)	2,829	107,892	1.05%
Moody’s Corp.	390	106,121	1.04%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value	% of basket
Common Stocks (continued)
Consumer, Non-cyclical (continued)
Philip Morris International, Inc.	1,042	$102,900	1.01%
Regeneron Pharmaceuticals, Inc.	182	107,808	1.05%
Rollins, Inc.	3,123	109,063	1.07%
Sotera Health Co.	4,952	97,000	0.95%
Stryker Corp.	505	100,538	0.98%
Thermo Fisher Scientific, Inc.	199	108,018	1.06%
UnitedHealth Group, Inc.	220	113,214	1.11%
Verisk Analytics, Inc., Class A	639	110,590	1.08%
WEX Inc.	635	98,840	0.97%
		2,529,950
Energy
Antero Midstream Corp.	10,370	93,845	0.92%
DT Midstream Inc.	1,990	97,571	0.95%
Oneok, Inc.	1,715	95,163	0.93%
		286,579
Financial
Aflac Inc.	1,887	104,424	1.02%
American Express Co.	700	97,028	0.95%
American Financial Group Inc/O	767	106,443	1.04%
Arthur J Gallagher & Co.	670	109,242	1.07%
AvalonBay Communities Inc.	546	105,987	1.04%
Brown & Brown, Inc.	1,863	108,682	1.06%
Cboe Global Markets, Inc.	933	105,585	1.03%
Credit Acceptance Corp.	200	94,549	0.93%
Discover Financial Services	1,081	102,239	1.00%
Duke Realty Corp.	1,907	104,769	1.02%
Erie Indemnity Co., Class A	585	112,498	1.10%
Extra Space Storage Inc.	634	107,810	1.05%
First American Financial Corp.	1,946	102,970	1.01%
Intercontinental Exchange, Inc.	1,070	100,646	0.98%
Life Storage Inc.	957	106,805	1.04%
OMEGA Healthcare Investors, Inc.	3,615	101,914	1.00%
Onemain Holdings, Inc., Class A	2,713	101,425	0.99%
Primerica, Inc.	873	104,460	1.02%
ProLogis, Inc.	889	104,624	1.02%
Rocket Cos., Inc., Class A	14,663	107,920	1.06%
Synchrony Financial	3,359	92,775	0.91%
Western Alliance Bancorp.	1,405	99,173	0.97%
		2,281,968
Industrial
Allegion PLC	1,016	99,512	0.97%
AMETEK Inc.	912	100,169	0.98%
Amphenol Corp., Class A	1,548	99,654	0.97%
CH Robinson Worldwide, Inc.	992	100,591	0.98%
Dover Corp.	825	100,087	0.98%
Esab Corp.	2,264	99,043	0.97%
Fortune Brands Home & Security, Inc.	1,648	98,657	0.96%
Generac Holdings, Inc.	412	86,716	0.85%
Mettler-Toledo International, Inc.	88	100,727	0.99%
Middleby Corp. (The)	765	95,863	0.94%

See Notes to Financial Statements.

Simplify High Yield PLUS Credit Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

	Shares	Value	% of basket
Common Stocks (continued)
Industrial (continued)
Nordson Corp.	507	$102,728	1.00%
Pentair PLC	2,224	101,770	1.00%
Stanley Black & Decker, Inc.	960	100,715	0.99%
Trex Co Inc.	1,861	101,269	0.99%
		1,387,501
Technology
Accenture PLC, Class A	364	101,059	0.99%
Black Knight, Inc.	1,586	103,696	1.01%
Broadridge Financial Solutions, Inc.	742	105,761	1.03%
Cognizant Technology Solutions Corp., Class A	1,494	100,853	0.99%
Fidelity National Information Services, Inc.	1,072	98,274	0.96%
Fiserv, Inc.	1,119	99,550	0.97%
International Business Machine	747	105,432	1.03%
Intuit, Inc.	270	104,213	1.02%
N-Able, Inc.	9,738	87,643	0.86%
Paychex, Inc.	868	98,808	0.97%
Texas Instruments, Inc.	656	100,858	0.99%
Tyler Technologies Inc.	322	106,917	1.04%
Zebra Technologies Corp., Class A	332	97,565	0.95%
		1,310,629
Utilities
Alliant Energy Corp.	1,836	107,617	1.05%
Essential Utilities Inc.	2,416	110,780	1.08%
Eversource Energy	1,270	107,289	1.05%
NRG Energy Inc.	2,617	99,888	0.98%
Xcel Energy, Inc.	1,554	109,979	1.08%
		535,553
Total		$10,226,567	100.00%

Summary of Investment Type

Industry	% of Net Assets
U.S. Treasury Bills	74.5%
Exchange-Traded Funds	1.3%
Purchased Options	0.7%
Total Investments	76.5%
Other Assets in Excess of Liabilities	23.5%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments

June 30, 2022

	Principal	Value
U.S. Government Obligations – 40.1%
U.S. Treasury Note, 0.75%, 4/30/2026
(Cost $127,724,530)	$131,875,000	$121,062,280

	Notional Amount
Purchased Swaptions – 19.3%

Puts – Over the Counter – 19.3%
Interest Rate Swaption, pay semi annually a fixed rate of 4.00% and received quarterly a floating rate of SOFR, Expires 5/11/28 (counterparty: Bank of America NA)(a)	260,000,000	4,477,730
Interest Rate Swaption, pay semi annually a fixed rate of 4.25% and received quarterly a floating rate of 3-month LIBOR, Expires 5/11/28 (counterparty: Bank of America NA)(a)	760,000,000	16,567,526
Interest Rate Swaption, pay semi annually a fixed rate of 4.00% and received quarterly a floating rate of SOFR, Expires 5/11/28 (counterparty: Barclays)	340,000,000	156,366
Interest Rate Swaption, pay semi annually a fixed rate of 4.00% and received quarterly a floating rate of SOFR, Expires 5/11/28 (counterparty: Goldman Sachs International)	300,000,000	1,636,159
Interest Rate Swaption, pay semi annually a fixed rate of 4.25% and received quarterly a floating rate of 3-month LIBOR, Expires 5/12/28 (counterparty: Goldman Sachs International)	930,000,000	19,036,499
Interest Rate Swaption, pay semi annually a fixed rate of 4.00% and received quarterly a floating rate of SOFR, Expires 5/11/28 (counterparty: Morgan Stanley Capital Services LLC)	920,000,000	2,685,024
Interest Rate Swaption, pay semi annually a fixed rate of 4.25% and received quarterly a floating rate of 3-month LIBOR, Expires 5/11/28 (counterparty:Morgan Stanley Capital Services LLC)	710,000,000	13,676,054
		58,235,358

Total Purchased Swaptions (Cost $0)		58,235,358

Total Investments – 59.4%
(Cost $127,724,530)		$179,297,638
Other Assets in Excess of Liabilities – 40.6%		122,679,106
Net Assets – 100.0%		$301,976,744

(a)	U.S. Treasury Note with a market value of $18,455,726 has been pledged as collateral by the broker for purchased swaptions as of June 30, 2022.

At June 30, 2022, interest rate swap contracts outstanding were as follows:

Rate Paid	Rate Received	Payment Frequency Paid/		Maturity	Notional		Upfront Premium Paid/	Unrealized Appreciation/
by Fund	by the Fund	received	Counterparty	Date	Amount	Fair Value	(Received)	(depreciation)
2.11%	1 day SOFR	Annual/Annual	Morgan Stanley Capital Services LLC	May 15, 2048	10,000	$729	$0	$729

See Notes to Financial Statements.

Simplify Interest Rate Hedge ETF

Schedule of Investments (Continued)

June 30, 2022

Summary of Investment Type

% of
Industry	Net Assets
U.S. Government Obligations	40.1%
Purchased Swaptions	19.3%
Total Investments	59.4%
Other Assets in Excess of Liabilities	40.6%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Nasdaq 100 PLUS Convexity ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 97.9%
Invesco QQQ Trust Series 1(a)(b)
(Cost $7,048,925)	17,945	$5,029,625

	Number of	Notional
	Contracts	Amount
Purchased Options – 1.9%

Calls – Exchange-Traded – 0.1%
Invesco QQQ Trust, December Strike Price $470, Expires 12/16/22	109	$5,123,000	600
Invesco QQQ Trust, December Strike Price $470, Expires 12/15/23	40	1,880,000	6,260
NASDAQ 100 Index, September Strike Price $19,200, Expires 9/16/22	1	1,920,000	65
			6,925
Puts – Exchange-Traded – 1.8%
Invesco QQQ Trust, August Strike Price $250, Expires 8/19/22	82	2,050,000	39,360
S&P 500 Index, July Strike Price $3,650, Expires 7/27/22	3	1,095,000	18,345
SPDR S&P 500, July Strike Price $340, Expires 7/15/22	61	2,074,000	4,666
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	18	666,000	27,252
			89,623

Total Purchased Options (Cost $242,674)			96,548

	Shares
Money Market Funds – 0.1%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 0.91%(c)
(Cost $5,564)	5,564	5,564

Total Investments – 99.9%
(Cost $7,297,163)		$5,131,737
Other Assets in Excess of Liabilities – 0.1%		5,201
Net Assets – 100.0%		$5,136,938

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.invesco.com.
(b)	Securities with an aggregate market value of $2,242,240 have been pledged as collateral for options as of June 30, 2022.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	97.9%
Purchased Options	1.9%
Money Market Funds	0.1%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Nasdaq 100 PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 97.2%
Invesco QQQ Trust Series 1(a)(b)
(Cost $24,364,725)	68,479	$19,193,294

	Number of	Notional
	Contracts	Amount
Purchased Options – 2.6%

Puts – Exchange-Traded – 2.6%
Invesco QQQ Trust, August Strike Price $250, Expires 8/19/22	467	$11,675,000	224,160
S&P 500 Index, July Strike Price $3,650, Expires 7/27/22	20	7,300,000	122,300
SPDR S&P 500, July Strike Price $340, Expires 7/15/22	231	7,854,000	17,671
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	102	3,774,000	154,428
			518,559

Total Purchased Options (Cost $405,534)			518,559

	Shares
Money Market Funds – 0.4%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 0.91%(c)
(Cost $72,521)	72,521	72,521

Total Investments – 100.2%
(Cost $24,842,780)		$19,784,374
Liabilities in Excess of Other Assets – (0.2)%		(39,474)
Net Assets – 100.0%		$19,744,900

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.invesco.com.
(b)	Securities with an aggregate market value of $9,809,800 have been pledged as collateral for options as of June 30, 2022.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	97.2%
Purchased Options	2.6%
Money Market Funds	0.4%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Risk Parity Treasury ETF

Schedule of Investments

June 30, 2022

	Principal	Value
U.S. Treasury Bills – 44.6%
U.S. Treasury Bill, 1.23%, 9/8/2022(a)
(Cost $17,948,527)	$18,000,000	$17,946,812

	Shares
Money Market Funds – 26.8%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 0.91%(b)
(Cost $10,781,895)	10,781,895	10,781,895

Total Investments – 71.4%
(Cost $28,730,422)		$28,728,707
Other Assets in Excess of Liabilities – 28.6%		11,485,473
Net Assets – 100.0%		$40,214,180

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.

At June 30, 2022, open futures contracts were as follows:

				Value/
				Unrealized
	Number of	Notional	Expiration	Appreciation
	Contracts	Value	Date	(Depreciation)
Long position contracts:
U.S. Treasury 10 Year Note	968	$114,764,528	9/21/22	$(1,128,600)

Summary of Investment Type

% of
Industry	Net Assets
U.S. Treasury Bills	44.6%
Money Market Funds	26.8%
Total Investments	71.4%
Other Assets in Excess of Liabilities	28.6%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Tail Risk Strategy ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 86.0%
Simplify High Yield PLUS Credit Hedge ETF(a)(b)(c)	1,214,020	$27,016,073
Simplify Interest Rate Hedge ETF(a)	176,529	9,968,592
Simplify Risk Parity Treasury ETF(a)	1,218,420	22,187,428
Simplify Volatility Premium ETF(a)(b)(c)	1,380,020	30,615,744
Total Exchange-Traded Funds (Cost $90,780,433)		89,787,837

	Number of	Notional
	Contracts	Amount
Purchased Options – 13.7%

Puts – Exchange-Traded – 13.7%
S&P 500 Index, July Strike Price $3,650, Expires 7/27/22	492	$179,580,000	3,008,580
SPDR S&P 500, July Strike Price $340, Expires 7/15/22	9,237	314,058,000	706,631
SPDR S&P 500, August Strike Price $355, Expires 8/19/22	8,838	313,749,000	6,274,980
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	2,865	106,005,000	4,337,610
			14,327,801

Total Purchased Options (Cost $10,472,250)			14,327,801

	Shares
Money Market Funds – 0.7%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 0.91%(d)
(Cost $697,635)	697,635	697,635

Total Investments – 100.4%
(Cost $101,950,318)		$104,813,273
Liabilities in Excess of Other Assets – (0.4)%		(414,003)
Net Assets – 100.0%		$104,399,270

(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Securities with an aggregate market value of $39,987,720 have been pledged as collateral for options as of June 30, 2022.
(d)	Rate shown reflects the 7-day yield as of June 30, 2022.

See Notes to Financial Statements.

Simplify Tail Risk Strategy ETF

Schedule of Investments (Continued)

June 30, 2022

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify High Yield PLUS Credit Hedge ETF	$—	$35,203,522	$(5,411,381)	$(404,592)	$(2,371,476)	$27,016,073	1,214,020	$264,114	$—
Simplify Interest Rate Hedge ETF	—	11,317,371	(3,102,711)	543,163	1,210,769	9,968,592	176,529	924	—
Simplify Risk Parity Treasury ETF	—	26,915,887	(4,530,382)	(796,280)	598,203	22,187,428	1,218,420	39,103	—
Simplify Volatility Premium ETF	—	84,971,394	(48,749,563)	(5,175,995)	(430,092)	30,615,744	1,380,020	721,191	—
	$—	$158,408,174	$(61,794,037)	$(5,833,704)	$(992,596)	$89,787,837	3,988,989	$1,025,332	$—

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	86.0%
Purchased Options	13.7%
Money Market Funds	0.7%
Total Investments	100.4%
Liabilities in Excess of Other Assets	(0.4)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify US Equity PLUS Convexity ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 98.2%
iShares Core S&P 500 ETF(a)(b)
(Cost $68,302,987)	158,633	$60,145,702

	Number of	Notional
	Contracts	Amount
Purchased Options – 1.8%

Calls – Exchange-Traded – 0.1%
S&P 500 Index, June Strike Price $5,600, Expires 6/16/23	76	$42,560,000	49,780
SPDR S&P 500, September Strike Price $510, Expires 9/16/22	420	21,420,000	1,470
SPDR S&P 500, March Strike Price $510, Expires 3/17/23	232	11,832,000	19,256
			70,506
Puts – Exchange-Traded – 1.7%
S&P 500 Index, July Strike Price $3,650, Expires 7/27/22	38	13,870,000	232,370
SPDR S&P 500, July Strike Price $340, Expires 7/15/22	668	22,712,000	51,102
SPDR S&P 500, August Strike Price $355, Expires 8/19/22	607	21,548,500	430,970
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	207	7,659,000	313,398
			1,027,840

Total Purchased Options (Cost $1,412,868)			1,098,346

	Shares
Money Market Funds – 0.0%†
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 0.91%(c)
(Cost $12,715)	12,715	12,715

Total Investments – 100.0%
(Cost $69,728,570)		$61,256,763
Liabilities in Excess of Other Assets – (0.0)%†		(4,261)
Net Assets – 100.0%		$61,252,502

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $32,606,900 have been pledged as collateral for options as of June 30, 2022.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	98.2%
Purchased Options	1.8%
Money Market Funds	0.0%†
Total Investments	100.0%
Liabilities in Excess of Other Assets	(0.0)%†
Net Assets	100.0%

See Notes to Financial Statements.

Simplify US Equity PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 96.7%
iShares Core S&P 500 ETF(a)(b)
(Cost $496,069,062)	1,134,553	$430,165,770

	Number of Contracts	Notional Amount
Purchased Options – 3.3%

Puts – Exchange-Traded – 3.3%
S&P 500 Index, July Strike Price $3,650, Expires 7/27/22	500	$182,500,000	3,057,500
SPDR S&P 500, July Strike Price $340, Expires 7/15/22	9,750	331,500,000	745,875
SPDR S&P 500, August Strike Price $355, Expires 8/19/22	8,571	304,270,500	6,085,410
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	3,117	115,329,000	4,719,138
			14,607,923

Total Purchased Options (Cost $10,254,252)			14,607,923

	Shares
Money Market Funds – 0.2%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 0.91%(c)
(Cost $1,040,919)	1,040,919	1,040,919

Total Investments – 100.2%
(Cost $507,364,233)		$445,814,612
Liabilities in Excess of Other Assets – (0.2)%		(995,918)
Net Assets – 100.0%		$444,818,694

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $227,490,000 have been pledged as collateral for options as of June 30, 2022.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	96.7%
Purchased Options	3.3%
Money Market Funds	0.2%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify US Equity PLUS GBTC ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 85.5%
iShares Core S&P 500 ETF(a)
(Cost $83,290,255)	196,976	$74,683,450

Grantor Trusts – 9.4%
Grayscale Bitcoin Trust BTC*
(Cost $16,035,057)	685,302	8,264,742

Money Market Funds – 1.1%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 0.91%(b)
(Cost $926,911)	926,911	926,911

Total Investments – 96.0%
(Cost $100,252,223)		$83,875,103
Other Assets in Excess of Liabilities – 4.0%		3,465,233
Net Assets – 100.0%		$87,340,336

*	Non Income Producing
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.

At June 30, 2022, open futures contracts were as follows:

	Number of Contracts	Notional Value	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Long position contracts:
S&P 500 E-Mini Future	69	$13,073,775	9/16/22	$4,116

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	85.5%
Grantor Trusts	9.4%
Money Market Funds	1.1%
Total Investments	96.0%
Other Assets in Excess of Liabilities	4.0%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify US Equity PLUS Upside Convexity ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 99.7%
iShares Core S&P 500 ETF(a)(b)
(Cost $13,588,368)	31,481	$11,936,021

	Number of Contracts	Notional Amount
Purchased Options – 0.2%

Calls – Exchange-Traded – 0.2%
S&P 500 Index, June Strike Price $5,600, Expires 6/16/23	34	$19,040,000	22,270
SPDR S&P 500, September Strike Price $510, Expires 9/16/22	161	8,211,000	564
SPDR S&P 500, March Strike Price $510, Expires 3/17/23	90	4,590,000	7,470
			30,304

Total Purchased Options (Cost $267,913)			30,304

	Shares
Money Market Funds – 0.6%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 0.91%(c)
(Cost $66,838)	66,838	66,838

Total Investments – 100.5%
(Cost $13,923,119)		$12,033,163
Liabilities in Excess of Other Assets – (0.5)%		(65,060)
Net Assets – 100.0%		$11,968,103

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $5,118,525 have been pledged as collateral for options as of June 30, 2022.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	99.7%
Purchased Options	0.2%
Money Market Funds	0.6%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify US Small Cap PLUS Downside Convexity ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 97.9%
iShares Core S&P Small-Cap ETF(a)(b)
(Cost $3,535,433)	32,274	$2,982,440

	Number of Contracts	Notional Amount
Purchased Options – 2.1%

Puts – Exchange-Traded – 2.1%
iShares Russell 2000 ETF, August Strike Price $150, Expires 8/19/22	70	$1,050,000	15,855
SPDR S&P 500, July Strike Price $340, Expires 7/15/22	35	1,190,000	2,677
SPDR S&P 500, July Strike Price $365, Expires 7/27/22	15	547,500	9,683
SPDR S&P 500, August Strike Price $355, Expires 8/19/22	38	1,349,000	26,980
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	5	185,000	7,570
			62,765

Total Purchased Options (Cost $54,426)			62,765

Total Investments – 100.0%
(Cost $3,589,859)			$3,045,205
Other Assets in Excess of Liabilities – 0.0%†			432
Net Assets – 100.0%			$3,045,637

†	Less than 0.05%
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(b)	Securities with an aggregate market value of $1,663,380 have been pledged as collateral for options as of June 30, 2022.

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	97.9%
Purchased Options	2.1%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%†
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Volt Cloud and Cybersecurity Disruption ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Common Stocks – 32.3%
Communications – 5.4%
Alphabet, Inc., Class C*	86	$188,121
Amazon.com, Inc.*(a)	794	84,331
Meta Platforms, Inc., Class A*(a)	304	49,020
Okta, Inc.*	174	15,730
Palo Alto Networks, Inc.*	83	40,997
Wix.com Ltd.*	121	7,931
		386,130
Consumer, Cyclical – 2.2%
Sonder Holdings, Inc.*	155,633	161,858

Consumer, Non-cyclical – 0.7%
Teladoc Health, Inc.*(a)	1,501	49,848

Technology – 24.0%
Advanced Micro Devices, Inc.*	17	1,300
Apple, Inc.(a)	1,408	192,502
Braze, Inc., Class A*	416	15,072
Cloudflare, Inc., Class A*(a)	8,236	360,325
Confluent, Inc., Class A*	28	651
Crowdstrike Holdings, Inc., Class A*(a)	2,563	432,019
Datadog, Inc., Class A*	126	12,000
DigitalOcean Holdings, Inc.*	24	993
Dropbox, Inc., Class A*	56	1,175
Elastic NV*	441	29,842
Fastly, Inc., Class A*	51	592
Fortinet, Inc.*	2,267	128,267
Hashicorp, Inc.*	4,238	124,767
Intel Corp.	1,964	73,473
Microsoft Corp.(a)	754	193,650
NVIDIA Corp.	541	82,010
PagerDuty, Inc.*	635	15,735
Palantir Technologies, Inc., Class A*	112	1,016
salesforce.com, Inc.*	112	18,484
SentinelOne, Inc., Class A*	45	1,050
Snowflake, Inc., Class A*(a)	40	5,562
Twilio, Inc., Class A*	165	13,829
UserTesting, Inc.*	5,876	29,498
Zoom Video Communications, Inc., Class A*	9	972
Zscaler, Inc.*	6	897
		1,735,681
Total Common Stocks (Cost $2,536,615)		2,333,517

	Number of Contracts	Notional Amount
Purchased Options – 6.3%

Calls – Exchange-Traded – 3.9%
Alphabet, Inc., July Strike Price $2,200, Expires 7/15/22	7	$1,540,000	43,190
Apple, Inc., July Strike Price $142, Expires 7/15/22	341	4,842,200	58,993
Cloudflare, Inc., January Strike Price $230, Expires 1/20/23	149	3,427,000	2,309
Cloudflare, Inc., January Strike Price $230, Expires 1/19/24	198	4,554,000	11,880
Crowdstrike Holdings, Inc., January Strike Price $260, Expires 1/19/24	49	1,274,000	108,290

See Notes to Financial Statements.

Simplify Volt Cloud and Cybersecurity Disruption ETF

Schedule of Investments (Continued)

June 30, 2022

	Number of Contracts	Notional Amount	Value
Purchased Options – 6.3% (continued)

Calls – Exchange-Traded – 3.9% (continued)
Datadog, Inc., January Strike Price $280, Expires 1/20/23	158	$4,424,000	$6,083
Datadog, Inc., January Strike Price $290, Expires 1/19/24	63	1,827,000	17,294
NVIDIA Corp., July Strike Price $180, Expires 7/15/22	449	8,082,000	25,593
NVIDIA Corp., July Strike Price $190, Expires 7/15/22	511	9,709,000	11,242
			284,874

Puts – Exchange-Traded – 2.4%
Invesco QQQ Trust, August Strike Price $250, Expires 8/19/22	184	4,600,000	88,320
NASDAQ 100 Index, September Strike Price $7,000, Expires 9/16/22	3	2,100,000	6,870
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	51	1,887,000	77,214
			172,404

Total Purchased Options (Cost $1,308,582)			457,278

	Shares
Money Market Funds – 3.2%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 0.91%(b)
(Cost $229,955)	229,955	229,955

Total Investments – 41.8%
(Cost $4,075,152)		$3,020,750
Other Assets in Excess of Liabilities – 58.2%		4,212,135
Net Assets – 100.0%		$7,232,885

*	Non Income Producing
(a)	Securities with an aggregate market value of $1,589,010 have been pledged as collateral for options as of June 30, 2022.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.

Summary of Investment Type

% of
Industry	Net Assets
Common Stocks	32.3%
Purchased Options	6.3%
Money Market Funds	3.2%
Total Investments	41.8%
Other Assets in Excess of Liabilities	58.2%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Volt RoboCar Disruption and Tech ETF

Schedule of Investments

June 30, 2022

	Shares	Value
Common Stocks – 59.8%
Basic Materials – 9.8%
Albemarle Corp.(a)	244	$50,991
BHP Group Ltd., ADR	1,135	63,764
Glencore PLC, ADR*	5,940	64,211
Rio Tinto PLC, ADR	933	56,913
Sociedad Quimica y Minera de Chile SA, ADR	1,098	91,716
Talon Metals Corp.*	154,518	59,536
Vale SA, ADR	3,912	57,233
		444,364
Communications – 9.1%
Alphabet, Inc., Class C*(a)	33	72,186
Amazon.com, Inc.*(a)	1,377	146,251
Netflix, Inc.*(a)	753	131,677
Walt Disney Co. (The)*	696	65,702
		415,816
Consumer, Cyclical – 11.1%
Aurora Innovation, Inc.*	12,375	23,636
BYD Co. Ltd., ADR	745	59,958
Lucid Group, Inc.*	1,390	23,852
NIO, Inc., ADR*	1,672	36,316
Rivian Automotive, Inc., Class A*	929	23,913
Sonder Holdings, Inc.*	94,325	98,098
Tesla, Inc.*(a)	358	241,084
		506,857
Consumer, Non-cyclical – 1.6%
Coca-Cola Co. (The)	1,169	73,542

Industrial – 5.9%
Deere & Co.	245	73,370
FANUC Corp., ADR	7,541	117,187
Kuka AG, ADR	857	76,153
		266,710
Technology – 22.3%
Advanced Micro Devices, Inc.*	1,093	83,582
Apple, Inc.(a)	1,055	144,239
ASML Holding NV, Class G(a)	249	118,494
Broadcom, Inc.(a)	195	94,733
GLOBALFOUNDRIES, Inc.*(a)	556	22,429
Intel Corp.	2,863	107,105
Microsoft Corp.(a)	520	133,552
NVIDIA Corp.	1,174	177,967
Qualcomm, Inc.	569	72,684
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	720	58,860
		1,013,645
Total Common Stocks (Cost $2,897,874)		2,720,934

See Notes to Financial Statements.

Simplify Volt RoboCar Disruption and Tech ETF

Schedule of Investments (Continued)

June 30, 2022

	Number of Contracts	Notional Amount	Value
Purchased Options – 9.2%

Calls – Exchange-Traded – 7.1%
Alphabet, Inc., July Strike Price $2,200, Expires 7/15/22	4	$880,000	$24,680
Apple, Inc., July Strike Price $142, Expires 7/15/22	208	2,953,600	35,984
NVIDIA Corp., July Strike Price $180, Expires 7/15/22	274	4,932,000	15,618
NVIDIA Corp., July Strike Price $190, Expires 7/15/22	312	5,928,000	6,864
Tesla, Inc., June Strike Price $980, Expires 6/16/23	6	588,000	50,145
Tesla, Inc., January Strike Price $1,250, Expires 1/19/24	8	1,000,000	67,740
Tesla, Inc., June Strike Price $2,000, Expires 6/21/24	23	4,600,000	120,865
			321,896

Puts – Exchange-Traded – 2.1%
Invesco QQQ Trust, August Strike Price $250, Expires 8/19/22	114	2,850,000	54,720
NASDAQ 100 Index, September Strike Price $7,000, Expires 9/16/22	2	1,400,000	4,580
SPDR S&P 500, September Strike Price $370, Expires 9/16/22	26	962,000	39,364
			98,664

Total Purchased Options (Cost $648,479)			420,560

	Shares
Money Market Funds – 9.5%
Fidelity Investments Money Market Treasury Only Portfolio - Class I, 0.91%(b)
(Cost $431,999)	431,999	431,999

Total Investments – 78.5%
(Cost $3,978,352)		$3,573,493
Other Assets in Excess of Liabilities – 21.5%		976,942
Net Assets – 100.0%		$4,550,435

*	Non Income Producing
(a)	Securities with an aggregate market value of $594,201 and cash in the amount of $533 have been pledged as collateral for options as of June 30, 2022.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.

ADR : American Depositary Receipt

Summary of Investment Type

% of
Industry	Net Assets
Common Stocks	59.8%
Purchased Options	9.2%
Money Market Funds	9.5%
Total Investments	78.5%
Other Assets in Excess of Liabilities	21.5%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments

June 30, 2022

	Shares	Value
Exchange-Traded Funds – 83.5%
iShares Gold Trust	9,625	$330,234
Simplify High Yield PLUS Credit Hedge ETF(a)(b)(c)	73,447	1,634,446
Simplify Managed Futures Strategy ETF*(a)(b)(c)	61,160	1,678,230
Simplify Risk Parity Treasury ETF(a)	23,320	424,657
Simplify Volatility Premium ETF(a)(c)	60,764	1,348,049
Total Exchange-Traded Funds (Cost $5,444,944)		5,415,616

	Number of Contracts	Notional Amount
Purchased Options – 11.6%

Calls – Exchange-Traded – 11.4%
S&P 500 Index, December Strike Price $3,200, Expires 12/16/22	2	$640,000	135,150
SPDR S&P 500, July Strike Price $393, Expires 7/01/22	605	23,776,500	605
SPDR S&P 500, December Strike Price $320, Expires 12/16/22	90	2,880,000	605,340
			741,095

Puts – Exchange-Traded – 0.2%
SPDR S&P 500, December Strike Price $350, Expires 12/16/22	6	$210,000	9,531

Total Purchased Options (Cost $1,082,606)			750,626

Total Investments – 95.1%
(Cost $6,527,550)			$6,166,242
Other Assets in Excess of Liabilities – 4.9%			319,834
Net Assets – 100.0%			$6,486,076

	Number of Contracts	Notional Amount
Written Option – (0.0)%†

Calls – Exchange-Traded – (0.0)%†
SPDR S&P 500, July Strike Price $403, Expires 7/01/22
(Premiums Received $12,745)	(1,155)	$(46,546,500)	$(1,155)

*	Non Income Producing
†	Less than 0.05%
(a)	Affiliated fund managed by Simplify Asset Management Inc.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.simplify.us.
(c)	Securities with an aggregate market value of $1,796,960 have been pledged as collateral for options as of June 30, 2022.

See Notes to Financial Statements.

Simplify Macro Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2022

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Simplify High Yield PLUS Credit Hedge ETF	$—	$1,707,205	$—	$—	$(72,759)	$1,634,446	73,447	$7,795	$—
Simplify Managed Futures Strategy ETF	—	1,735,029	(114,908)	(3,100)	61,209	1,678,230	61,160	—	—
Simplify Risk Parity Treasury ETF	—	391,409	—	—	33,248	424,657	23,320	374	—
Simplify Volatility Premium ETF	—	1,391,717	—	—	(43,668)	1,348,049	60,764	21,212	—
	$—	$5,225,360	$(114,908)	$(3,100)	$(21,970)	$5,085,382	218,691	$29,381	$—

Summary of Investment Type

% of
Industry	Net Assets
Exchange-Traded Funds	83.5%
Purchased Options	11.6%
Total Investments	95.1%
Other Assets in Excess of Liabilities	4.9%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments

June 30, 2022

	Principal	Value
U.S. Treasury Bills – 72.3%
U.S. Treasury Bill, 0.75%, 7/14/2022(a)	$2,750,000	$2,748,990
U.S. Treasury Bill, 1.60%, 8/25/2022(a)	5,000,000	4,988,713
U.S. Treasury Bill, 1.48%, 9/8/2022(a)	13,000,000	12,961,587
Total U.S. Treasury Bills (Cost $20,706,884)		20,699,290

Total Investments – 72.3%
(Cost $20,706,884)		$20,699,290
Other Assets in Excess of Liabilities – 27.7%		7,937,214
Net Assets – 100.0%		$28,636,504

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.

At June 30, 2022, open futures contracts were as follows:

				Value/
				Unrealized
	Number of	Notional	Expiration	Appreciation
	Contracts	Value	Date	(Depreciation)
Long position contracts:
CAN 10 Year Bond Future	40	$3,853,014	9/20/22	$82,832
WTI Crude Future	7	701,890	9/20/22	(37,350)
Natural Gas Future	1	54,090	9/28/22	(11,672)
WTI Crude Future	1	97,750	10/20/22	(5,922)
Natural Gas Future	1	56,580	11/28/22	(11,282)
Total unrealized appreciation/(depreciation)				$16,606

Short position contracts:
Natural Gas Future	(1)	(54,240)	7/27/22	19,838
Soybean Oil Future	(32)	(1,286,592)	8/12/22	130,869
Gold 100 OZ Future	(8)	(1,445,840)	8/29/22	33,908
Live Cattle Future	(112)	(5,939,360)	8/31/22	44,265
Wheat Future (CBT)	(12)	(530,400)	9/14/22	49,277
Soybean Oil Future	(29)	(1,142,832)	9/14/22	39,005
Corn Future	(40)	(1,257,500)	9/14/22	38,971
Bank Accept Future	(14)	(2,625,136)	9/19/22	5,649
Copper Future	(34)	(3,153,500)	9/28/22	343,574
Silver Future	(15)	(1,526,400)	9/28/22	47,488
Sugar #11 (World) Future	(221)	(4,579,120)	9/30/22	138,691
Soybean Oil Future	(18)	(699,948)	10/14/22	9,182
Gold 100 OZ Future	(5)	(908,150)	10/27/22	12,798
Live Cattle Future	(69)	(3,830,190)	10/31/22	21,570
Cotton No.2 Future	(34)	(1,680,280)	12/7/22	(13,046)
Wheat Future (CBT)	(11)	(495,275)	12/14/22	50,430
Bank Accept Future	(81)	(15,134,012)	12/19/22	6,403
WTI Crude Future	(1)	(93,670)	12/20/22	1,320
Copper Future	(28)	(2,605,050)	12/28/22	283,832
Natural Gas Future	(5)	(287,500)	12/28/22	96,388
Silver Future	(11)	(1,127,885)	12/28/22	66,413

See Notes to Financial Statements.

Simplify Managed Futures Strategy ETF

Consolidated Schedule of Investments (Continued)

June 30, 2022

				Value/
				Unrealized
	Number of	Notional	Expiration	Appreciation
	Contracts	Value	Date	(Depreciation)
Short position contracts: (continued)
Gold 100 OZ Future	(5)	$(913,750)	12/28/22	$188
Live Cattle Future	(51)	(2,955,450)	12/30/22	13,592
WTI Crude Future	(1)	(92,050)	1/20/23	1,368
Natural Gas Future	(3)	(166,860)	1/27/23	27,553
WTI Crude Future	(6)	(544,080)	2/21/23	13,876
Natural Gas Future	(2)	(100,240)	2/24/23	18,949
Sugar #11 (World) Future	(72)	(1,513,613)	2/28/23	24,245
Cotton No.2 Future	(11)	(521,290)	3/9/23	(5,988)
Bank Accept Future	(19)	(3,550,691)	3/13/23	(5,022)
3 Month SOFR Future	(115)	(27,792,625)	3/14/23	52,208
Wheat Future (CBT)	(9)	(409,950)	3/14/23	21,274
Copper Future.	(4)	(372,950)	3/29/23	4,778
Sugar #11 (World) Future	(13)	(265,138)	4/28/23	(2,548)
Corn Future	(6)	(188,925)	5/12/23	9,695
Bank Accept Future	(24)	(4,488,813)	6/19/23	(8,851)
3 Month SOFR Future	(65)	(15,702,375)	6/20/23	(41,150)
3 Month SOFR Future	(8)	(1,936,500)	9/19/23	(10,017)
3 Month SOFR Future	(9)	(2,182,838)	12/19/23	(12,419)
Total unrealized appreciation/(depreciation)				$1,528,556
Total net unrealized appreciation				$1,545,162

Summary of Investment Type

% of
Industry	Net Assets
U.S. Treasury Bills	72.3%
Total Investments	72.3%
Other Assets in Excess of Liabilities	27.7%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments

June 30, 2022

	Principal	Value
U.S. Government Obligations – 96.2%
U.S. Treasury Note, 0.38%, 9/15/2024(a)	$100,000,000	$94,484,375
U.S. Treasury Note, 1.50%, 2/29/2024(b)	1,000,000	977,227
Total U.S. Government Obligations (Cost $96,475,504)		95,461,602

	Number of	Notional
	Contracts	Amount
Purchased Option – 0.0%†

Calls – Exchange-Traded – 0.0%†
ProShares Ultra VIX Short-Term Futures, July Strike Price $35, Expires 7/15/22	6,000	$21,000,000	42,000

Total Purchased Options (Cost $185,903)			42,000

Total Investments – 96.2%
(Cost $96,661,407)			$95,503,602
Other Assets in Excess of Liabilities – 3.8%			3,761,554
Net Assets – 100.0%			$99,265,156

†	Less than 0.05%
(a)	Security, or a portion thereof, in the amount of $37,450,000 has been pledged as collateral for reverse repurchase agreements as of June 30, 2022. See Note 5 for additional information.
(b)	Securities with an aggregate market value of $977,150 have been pledged as collateral for options as of June 30, 2022.

At June 30, 2022, open futures contracts were as follows:

				Value/
				Unrealized
	Number of	Notional	Expiration	Appreciation
	Contracts	Value	Date	(Depreciation)
Short position contracts:
CBOE VIX Future	(380)	$(10,853,674)	7/20/22	$(306,260)
CBOE VIX Future	(526)	(15,347,313)	8/17/22	(158,945)
Total unrealized depreciation				$(465,205)

Summary of Investment Type

% of
Industry	Net Assets
U.S. Government Obligations	96.2%
Purchased Options	0.0%†
Total Investments	96.2%
Other Assets in Excess of Liabilities	3.8%
Net Assets	100.0%

See Notes to Financial Statements.

Simplify Volatility Premium ETF

Consolidated Schedule of Investments (Continued)

June 30, 2022

At June 30, 2022, open reverse repurchase agreements were as follows:

					Payable for
					Reverse
	Interest	Trade	Maturity	Face	Repurchase
Counterparty	Rate	Date	Date	Amount	Agreements
Morgan Stanley Capital Services LLC	1.55%	6/23/2022	7/25/2022	$37,450,000	$37,461,287

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities

June 30, 2022

	Simplify Aggregate Bond PLUS Credit Hedge ETF	Simplify Developed Ex-US PLUS Downside Convexity ETF	Simplify Emerging Markets Equity PLUS Downside Convexity ETF	Simplify Health Care ETF
Assets
Investments in unaffiliated securities, at value	$1,144,855	$19,665,676	$7,460,622	$33,160,689
Investments in affiliated securities, at value	32,075	—	—	—
Cash	417	100,454	2,832	146,509
Unrealized appreciation on over the counter swaps	5,398	—	—	—
Receivables:
Investment adviser	242	4,878	1,597	—
Due from broker	7	—	—	—
Dividends	—	—	—	13,515
Securities sold	—	—	7,755	2,532,991
Total assets	1,182,994	19,771,008	7,472,806	35,853,704

Liabilities
Unrealized depreciation on over the counter swaps	193	—	—	—
Payables:
Investment advisory fees	484	9,750	3,192	15,175
Written options	118	—	—	—
Securities purchased	—	20,409	7,981	2,034,403
Total liabilities	795	30,159	11,173	2,049,578
Net Assets	$1,182,199	$19,740,849	$7,461,633	$33,804,126

Net Assets Consist of
Paid-in capital	$1,250,025	$25,085,366	$8,712,687	$39,736,660
Distributable earnings (loss)	(67,826)	(5,344,517)	(1,251,054)	(5,932,534)
Net Assets	$1,182,199	$19,740,849	$7,461,633	$33,804,126
Number of Common Shares outstanding	50,001	1,025,001	375,001	1,375,001
Net Asset Value, offering and redemption price per share	$23.64	$19.26	$19.90	$24.58
Investments, at cost	$1,224,460	$23,458,023	$8,394,320	$36,332,602
Investments in affiliated securities, at cost	$26,327	$—	$—	$—
Premiums received	$436	$—	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2022

		Simplify High		Simplify Nasdaq
	Simplify	Yield PLUS	Simplify	100 PLUS
	Hedged	Credit Hedge	Interest Rate	Convexity
	Equity ETF	ETF	Hedge ETF	ETF
Assets
Investments, at value	$38,002,813	$22,965,028	$179,297,638	$5,131,737
Cash	17,281	2,028,947	122,610,907	—
Segregated cash balances with authorized participants for deposit securities	—	628,079	15,668,484	—
Cash held as collateral for swaptions	—	4,050,000	—	—
Unrealized appreciation on over the counter swaps	—	347,411	729	—
Receivables:
Due from broker	205	2,654	4,486	26
Interest	—	—	189,729	4
Dividends	—	—	—	11,653
Capital shares	—	1,111,523	—	—
Securities sold	—	—	—	15,830
Investment adviser	—	5,793	—	1,352
Total assets	38,020,299	31,139,435	317,771,973	5,160,602

Liabilities
Due to broker	—	458	—	—
Unrealized depreciation on over the counter swaps	—	477,506	—	—
Payables:
Written options	641,660	5,429	—	—
Investment advisory fees	15,400	11,606	126,745	2,707
Authorized participants	—	628,079	15,668,484	—
Securities purchased	—	5,982	—	20,957
Total liabilities	657,060	1,129,060	15,795,229	23,664
Net Assets	$37,363,239	$30,010,375	$301,976,744	$5,136,938

Net Assets Consist of
Paid-in capital	$39,500,039	$32,955,582	$254,364,411	$7,666,245
Distributable earnings (loss)	(2,136,800)	(2,945,207)	47,612,333	(2,529,307)
Net Assets	$37,363,239	$30,010,375	$301,976,744	$5,136,938
Number of Common Shares outstanding	1,625,001	1,350,001	5,275,001	225,001
Net Asset Value, offering and redemption price per share	$22.99	$22.23	$57.25	$22.83
Investments, at cost	$42,728,208	$22,968,199	$127,724,530	$7,297,163
Premiums received	$1,159,509	$21,103	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2022

	Simplify
	Nasdaq
	100 PLUS	Simplify		Simplify US
	Downside	Risk Parity	Simplify Tail	Equity PLUS
	Convexity	Treasury	Risk Strategy	Convexity
	ETF	ETF	ETF	ETF
Assets
Investments in unaffiliated securities, at value	$19,784,374	$28,728,707	$15,025,436	$61,256,763
Investments in affiliated securities, at value	—	—	89,787,837	—
Cash	2	—	396,912	—
Segregated cash balances with authorized participants for deposit securities	—	802,651	—	—
Deposit at Broker for Futures Contracts	—	10,635,771	—	—
Receivables:
Securities sold	51,730	12,759,750	—	64,076
Dividends	36,227	—	—	199
Investment adviser	4,206	3,357	56,057	13,572
Interest	32	60,238	2,731	—
Due from broker	31	—	—	5,709
Total assets	19,876,602	52,990,474	105,268,973	61,340,319

Liabilities
Payables:
Securities purchased	123,312	11,965,269	810,305	60,610
Investment advisory fees	8,388	8,374	59,398	27,207
Distributions payable	2	—	—	—
Authorized participants	—	802,651	—	—
Total liabilities	131,702	12,776,294	869,703	87,817
Net Assets	$19,744,900	$40,214,180	$104,399,270	$61,252,502

Net Assets Consist of
Paid-in capital	$25,413,521	$51,173,865	$116,020,101	$71,968,387
Distributable earnings (loss)	(5,668,621)	(10,959,685)	(11,620,831)	(10,715,885)
Net Assets	$19,744,900	$40,214,180	$104,399,270	$61,252,502
Number of Common Shares outstanding	875,001	2,200,001	5,225,001	2,304,000
Net Asset Value, offering and redemption price per share	$22.57	$18.28	$19.98	$26.59
Investments, at cost	$24,842,780	$28,730,422	$11,169,885	$69,728,570
Investments in affiliated securities, at cost	$—	$—	$90,780,433	$—
Maintenance Margin Requirement	$—	$2,496,569	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2022

				Simplify
	Simplify US		Simplify	US Small
	Equity PLUS		US Equity	Cap PLUS
	Downside	Simplify US	PLUS Upside	Downside
	Convexity	Equity PLUS	Convexity	Convexity
	ETF	GBTC ETF	ETF	ETF
Assets
Investments, at value	$445,814,612	$83,875,103	$12,033,163	$3,045,205
Cash	—	—	—	863
Deposit at Broker for Futures Contracts	—	2,177,830	—	—
Receivables:
Securities sold	1,290,780	4,843,402	2,288	3,433
Investment adviser	95,136	—	2,219	653
Dividends	3,616	60	29	—
Due from broker	42	—	—	—
Total assets	447,204,186	90,896,395	12,037,699	3,050,154

Liabilities
Payables:
Capital shares	1,329,757	—	—	—
Securities purchased	864,960	3,517,987	—	3,211
Investment advisory fees	190,775	38,072	4,422	1,306
Distributions payable	—	—	65,174	—
Total liabilities	2,385,492	3,556,059	69,596	4,517
Net Assets	$444,818,694	$87,340,336	$11,968,103	$3,045,637

Net Assets Consist of
Paid-in capital	$518,076,032	$107,712,452	$14,225,557	$3,656,186
Distributable earnings (loss)	(73,257,338)	(20,372,116)	(2,257,454)	(610,549)
Net Assets	$444,818,694	$87,340,336	$11,968,103	$3,045,637
Number of Common Shares outstanding	16,800,001	4,275,001	450,001	150,001
Net Asset Value, offering and redemption price per share	$26.48	$20.43	$26.60	$20.30
Investments, at cost	$507,364,233	$100,252,223	$13,923,119	$3,589,859
Maintenance Margin Requirement	$—	$1,409,204	$—	$—

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Assets and Liabilities (Continued)

June 30, 2022

	Simplify Volt Cloud and Cybersecurity Disruption ETF	Simplify Volt RoboCar Disruption and Tech ETF
Assets
Investments, at value	$3,020,750	$3,573,493
Cash	—	533
Receivables:
Securities sold	5,113,579	1,661,043
Dividends	1,851	1,669
Total assets	8,136,180	5,236,738

Liabilities
Payables:
Securities purchased	896,643	682,195
Investment advisory fees	6,652	4,108
Total liabilities	903,295	686,303
Net Assets	$7,232,885	$4,550,435

Net Assets Consist of
Paid-in capital	$16,144,657	$8,977,535
Distributable earnings (loss)	(8,911,772)	(4,427,100)
Net Assets	$7,232,885	$4,550,435
Number of Common Shares outstanding	975,316	500,420
Net Asset Value, offering and redemption price per share	$7.42	$9.09
Investments, at cost	$4,075,152	$3,978,352

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Assets and Liabilities

June 30, 2022

	Simplify Macro Strategy ETF	Simplify Managed Futures Strategy ETF	Simplify Volatility Premium ETF
Assets
Investments in unaffiliated securities, at value	$1,080,860	$20,699,290	$95,503,602
Investments in affiliated securities, at value	5,085,382	—	—
Cash	308,079	206,069	13,045,300
Deposit at Broker for Futures Contracts	—	7,747,403	28,107,627
Receivables:
Due from broker	14,634	—	—
Investment adviser	1,380	—	—
Interest	—	—	114,008
Total assets	6,490,335	28,652,762	136,770,537

Liabilities
Payables:
Investment advisory fees	3,104	16,258	44,094
Written options	1,155	—	—
Reverse repurchase agreement	—	—	37,450,000
Interest on reverse repurchase agreement	—	—	11,287
Total liabilities	4,259	16,258	37,505,381
Net Assets	$6,486,076	$28,636,504	$99,265,156

Net Assets Consist of
Paid-in capital	$6,827,857	$27,428,897	$101,882,459
Distributable earnings (loss)	(341,781)	1,207,607	(2,617,303)
Net Assets	$6,486,076	$28,636,504	$99,265,156
Number of Common Shares outstanding	275,001	1,050,001	4,475,001
Net Asset Value, offering and redemption price per share	$23.59	$27.27	$22.18
Investments, at cost	$1,420,198	$20,706,884	$96,661,407
Investments in affiliated securities, at cost	$5,107,352	$—	$—
Premiums received	$12,745	$—	$—
Maintenance Margin Requirement.	$—	$3,767,132	$13,439,946

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations

Year/Period Ended June 30, 2022

	Simplify Aggregate Bond PLUS Credit Hedge ETF(1)	Simplify Developed Ex-US PLUS Downside Convexity ETF(2)	Simplify Emerging Markets Equity PLUS Downside Convexity ETF(2)	Simplify Health Care ETF(3)
Investment Income
Unaffiliated dividend income*	$7,517	$415,977	$91,563	$200,500
Affiliated dividend income	7	—	—	—
Total income	7,524	415,977	91,563	200,500

Expenses
Investment advisory fees	2,235	64,491	13,688	105,128
Interest expense	1	21	3	—
Total expenses	2,236	64,512	13,691	105,128
Less fees waived (see Note 6):
Waiver	(1,118)	(32,273)	(6,864)	—
Net expenses	1,118	32,239	6,827	105,128
Net investment income (loss)	6,406	383,738	84,736	95,372

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(15,261)	(2,389,737)	(467,758)	(3,563,772)
Affiliated investments	12,027	—	—	—
In-kind redemptions	—	(305,619)	—	(327,019)
Swaps	(229)	—	—	—
Written options	4,334	731,447	150,397	—
Net realized gain (loss)	871	(1,963,909)	(317,361)	(3,890,791)
Net change in unrealized appreciation (depreciation) on:
Investments	(79,606)	(3,792,347)	(933,698)	(3,171,913)
Affiliated investments	5,748	—	—	—
Swaps	5,205	—	—	—
Written options	319	—	—	—
Net unrealized gain (loss)	(68,334)	(3,792,347)	(933,698)	(3,171,913)
Net realized and unrealized gain (loss)	(67,463)	(5,756,256)	(1,251,059)	(7,062,704)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(61,057)	$(5,372,518)	$(1,166,323)	$(6,967,332)
* Withholding tax	$—	$—	$—	$9

(1)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.
(2)	For the period January 11, 2022 (commencement of operations) through June 30, 2022.
(3)	For the period October 8, 2021 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

Year/Period Ended June 30, 2022

	Simplify Hedged Equity ETF(1)	Simplify High Yield PLUS Credit Hedge ETF(2)	Simplify Interest Rate Hedge ETF	Simplify Nasdaq 100 PLUS Convexity ETF
Investment Income
Dividend income	$233,226	$5,967	$—	$54,415
Interest income	—	28,331	849,861	—
Total income	233,226	34,298	849,861	54,415

Expenses
Investment advisory fees	70,040	42,405	765,805	44,937
Interest expense	116	—	—	32
Other expenses	—	—	30	44
Total expenses	70,156	42,405	765,835	45,013
Less fees waived (see Note 6):
Waiver	—	(21,199)	—	(22,537)
Net expenses	70,156	21,206	765,835	22,476
Net investment income (loss)	163,070	13,092	84,026	31,939

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,001,603	(499,302)	(3,987,756)	(442,924)
In-kind redemptions	8,436	—	—	(253,531)
Swaps	—	(2,231,437)	(14,500)	—
Written options	1,069,278	157,719	—	88,054
Net realized gain (loss)	2,079,317	(2,573,020)	(4,002,256)	(608,401)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,725,395)	(3,171)	63,415,453	(2,562,120)
Swaps	—	(130,095)	729	—
Written options	517,849	15,674	—	—
Net unrealized gain (loss)	(4,207,546)	(117,592)	63,416,182	(2,562,120)
Net realized and unrealized gain (loss)	(2,128,229)	(2,690,612)	59,413,926	(3,170,521)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,965,159)	$(2,677,520)	$59,497,952	$(3,138,582)

(1)	For the period November 2, 2021 (commencement of operations) through June 30, 2022.
(2)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

Year/Period Ended June 30, 2022

	Simplify Nasdaq 100 PLUS Downside Convexity ETF	Simplify Risk Parity Treasury ETF(1)	Simplify Tail Risk Strategy ETF(2)	Simplify US Equity PLUS Convexity ETF
Investment Income
Unaffiliated dividend income	$84,002	$—	$46	$1,243,421
Affiliated dividend income	—	—	1,025,332	—
Interest income	—	248,742	—	—
Total income	84,002	248,742	1,025,378	1,243,421

Expenses
Investment advisory fees	67,087	62,013	315,019	481,357
Interest expense	35	—	2,463	88
Other expenses	44	—	—	82
Total expenses	67,166	62,013	317,482	481,527
Less fees waived (see Note 6):
Waiver	(33,616)	(24,822)	(245,126)	(240,785)
Net expenses	33,550	37,191	72,356	240,742
Net investment income (loss)	50,452	211,551	953,022	1,002,679

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(941,675)	(1,866,307)	(18,036,124)	(2,883,984)
Affiliated investments	—	—	(5,943,432)	—
In-kind redemptions	28,940	(838,305)	—	5,898,866
Affiliated in-kind redemptions	—	—	109,728	—
Futures	—	(8,133,162)	—	—
Written options	334,144	—	9,273,751	1,113,004
Net realized gain (loss)	(578,591)	(10,837,774)	(14,596,077)	4,127,886
Net change in unrealized appreciation (depreciation) on:
Investments	(5,298,970)	(1,715)	3,855,551	(16,329,153)
Affiliated investments	—	—	(992,596)	—
Futures	—	(1,128,600)	—	—
Net unrealized gain (loss)	(5,298,970)	(1,130,315)	2,862,955	(16,329,153)
Net realized and unrealized gain (loss)	(5,877,561)	(11,968,089)	(11,733,122)	(12,201,267)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,827,109)	$(11,756,538)	$(10,780,100)	$(11,198,588)

(1)	For the period September 28, 2021 (commencement of operations) through June 30, 2022.
(2)	For the period September 14, 2021 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

Year/Period Ended June 30, 2022

	Simplify US Equity PLUS Downside Convexity ETF	Simplify US Equity PLUS GBTC ETF	Simplify US Equity PLUS Upside Convexity ETF	Simplify US Small Cap PLUS Downside Convexity ETF(1)
Investment Income
Dividend income	$5,478,707	$1,270,837	$185,868	$15,357

Expenses	1,970,976	544,818	67,214	7,330
Investment advisory fees
Interest expense	415	2,339	4	1
Other expenses	82	30	82	—
Total expenses	1,971,473	547,187	67,300	7,331
Less fees waived (see Note 6):
Waiver	(985,654)	—	(33,708)	(3,682)
Net expenses	985,819	547,187	33,592	3,649
Net investment income (loss)	4,492,888	723,650	152,276	11,708

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(22,174,219)	(1,131,360)	(105,155)	(239,875)
In-kind redemptions	13,197,302	895,402	1,238,654	(2,435)
Futures	—	(1,703,212)	—	—
Written options	10,999,325	—	—	173,940
Net realized gain (loss)	2,022,408	(1,939,170)	1,133,499	(68,370)
Net change in unrealized appreciation (depreciation) on:
Investments	(77,003,767)	(17,500,894)	(3,048,045)	(544,654)
Futures	—	(173,621)	—	—
Net unrealized gain (loss)	(77,003,767)	(17,674,515)	(3,048,045)	(544,654)
Net realized and unrealized gain (loss)	(74,981,359)	(19,613,685)	(1,914,546)	(613,024)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(70,488,471)	$(18,890,035)	$(1,762,270)	$(601,316)

(1)	For the period January 11, 2022 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Operations (Continued)

Year/Period Ended June 30, 2022

	Simplify Volt Cloud and Cybersecurity Disruption ETF	Simplify Volt RoboCar Disruption and Tech ETF
Investment Income
Dividend income*	$15,909	$80,671

Expenses
Investment advisory fees	107,033	54,142
Interest expense	25	16
Other expenses	44	44
Total expenses	107,102	54,202
Net investment income (loss)	(91,193)	26,469

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(6,872,041)	(3,783,551)
In-kind redemptions	284,557	49,083
Written options	289,460	181,148
Net realized gain (loss)	(6,298,024)	(3,553,320)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,632,783)	(338,137)
Net unrealized gain (loss)	(1,632,783)	(338,137)
Net realized and unrealized gain (loss)	(7,930,807)	(3,891,457)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,022,000)	$(3,864,988)
* Withholding tax	$—	$5,459

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Operations

Year/Period Ended June 30, 2022

	Simplify Macro Strategy ETF(1)	Simplify Managed Futures Strategy ETF(2)	Simplify Volatility Premium ETF
Investment Income
Unaffiliated dividend income	$—	$—	$77
Affiliated dividend income	29,381	—	—
Interest income	—	18,090	520,099
Total income	29,381	18,090	520,176

Expenses
Investment advisory fees	3,485	28,573	362,901
Interest on reverse repurchase agreement	—	—	82,348
Interest expense	5	—	598
Other expenses	—	—	30
Total expenses	3,490	28,573	445,877
Less fees waived (see Note 6):
Waiver	(1,415)	—	—
Net expenses	2,075	28,573	445,877
Net investment income (loss)	27,306	(10,483)	74,299

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(17,654)	1,464	(2,357,655)
Affiliated investments	(3,100)	—	—
In-kind redemptions	—	—	118,493
Futures	—	(158,943)	(3,048,663)
Written options	4,403	—	—
Foreign currency transactions	—	3,633	—
Net realized gain (loss)	(16,351)	(153,846)	(5,287,825)
Net change in unrealized appreciation (depreciation) on:
Investments	(339,337)	(7,594)	(1,741,402)
Affiliated investments	(21,970)	—	—
Foreign currency translations	—	1,094	—
Futures	—	1,545,162	(465,082)
Written options	11,589	—	—
Net unrealized gain (loss)	(349,718)	1,538,662	(2,206,484)
Net realized and unrealized gain (loss)	(366,069)	1,384,816	(7,494,309)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(338,763)	$1,374,333	$(7,420,010)

(1)	For the period May 17, 2022 (commencement of operations) through June 30, 2022.
(2)	For the period March 8, 2022 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets

	Simplify Aggregate Bond PLUS Credit Hedge ETF	Simplify Developed Ex-US PLUS Downside Convexity ETF	Simplify Emerging Markets Equity PLUS Downside Convexity ETF	Simplify Health Care ETF
	For the period February 15, 2022(1) to June 30, 2022	For the period January 11, 2022(1) to June 30, 2022	For the period January 11, 2022(1) to June 30, 2022	For the period October 8, 2021(1) to June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$6,406	$383,738	$84,736	$95,372
Net realized gain (loss)	871	(1,963,909)	(317,361)	(3,890,791)
Net change in net unrealized appreciation (depreciation)	(68,334)	(3,792,347)	(933,698)	(3,171,913)
Net increase (decrease) in net assets resulting from operations	(61,057)	(5,372,518)	(1,166,323)	(6,967,332)

Distributions	(6,769)	(383,771)	(84,731)	(85,814)

Fund Shares Transactions
Proceeds from shares sold	1,250,025	46,645,061	8,712,687	105,564,777
Value of shares redeemed	—	(21,147,923)	—	(64,707,505)
Net increase (decrease) in net assets resulting from fund share transactions	1,250,025	25,497,138	8,712,687	40,857,272
Total net increase (decrease) in Net Assets	1,182,199	19,740,849	7,461,633	33,804,126

Net Assets
Beginning of period	—	—	—	—
End of period	$1,182,199	$19,740,849	$7,461,633	$33,804,126

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—	—	—
Shares sold	50,001 (2)	2,000,001 (2)	375,001 (2)	3,925,001 (2)
Shares redeemed	—	(975,000)	—	(2,550,000)
Shares outstanding, end of period	50,001	1,025,001	375,001	1,375,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Hedged Equity ETF	Simplify High Yield PLUS Credit Hedge ETF	Simplify Interest Rate Hedge ETF
	For the period November 2, 2021(1) to June 30, 2022	For the period February 15, 2022(1) to June 30, 2022	Year Ended June 30, 2022	For the period May 11, 2021(1) to June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$163,070	$13,092	$84,026	$(3,191)
Net realized gain (loss)	2,079,317	(2,573,020)	(4,002,256)	(2)
Net change in net unrealized appreciation (depreciation)	(4,207,546)	(117,592)	63,416,182	(11,842,345)
Net increase (decrease) in net assets resulting from operations	(1,965,159)	(2,677,520)	59,497,952	(11,845,538)

Distributions to Shareholders from:
Distributions	(163,205)	(267,687)	(40,085)	—
Return of capital	—	(128,698)	—	—
Total distributions	(163,205)	(396,385)	(40,085)	—

Fund Shares Transactions
Proceeds from shares sold	40,756,521	35,417,121	179,625,840	73,682,046
Variable transaction fees (see Note 8)	—	11,467	2,721,271	1,023,613
Value of shares redeemed	(1,264,918)	(2,344,308)	(2,688,355)	—
Net increase (decrease) in net assets resulting from fund share transactions	39,491,603	33,084,280	179,658,756	74,705,659
Total net increase (decrease) in Net Assets	37,363,239	30,010,375	239,116,623	62,860,121

Net Assets
Beginning of period	—	—	62,860,121	—
End of period	$37,363,239	$30,010,375	$301,976,744	$62,860,121

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—	1,550,001	—
Shares sold	1,675,001 (2)	1,450,001 (2)	3,775,000	1,550,001 (2)
Shares redeemed	(50,000)	(100,000)	(50,000)	—
Shares outstanding, end of period	1,625,001	1,350,001	5,275,001	1,550,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Nasdaq 100 PLUS Convexity ETF		Simplify Nasdaq 100 PLUS Downside Convexity ETF		Simplify Risk Parity Treasury ETF
	Year Ended June 30, 2022	For the period December 11, 2020(1) to June 30, 2021	Year Ended June 30, 2022	For the period December 11, 2020(1) to June 30, 2021	For the period September 28, 2021(1) to June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$31,939	$7,393	$50,452	$6,109	$211,551
Net realized gain (loss)	(608,401)	(11,083)	(578,591)	38,513	(10,837,774)
Net change in net unrealized appreciation (depreciation)	(2,562,120)	396,694	(5,298,970)	240,564	(1,130,315)
Net increase (decrease) in net assets resulting from operations	(3,138,582)	393,004	(5,827,109)	285,186	(11,756,538)

Distributions to Shareholders from:
Distributions	(31,936)	—	(52,120)	—	(204,525)
Return of capital	(1,341)	—	—	—	—
Total distributions	(33,277)	(7,396)	(52,120)	(6,111)	(204,525)

Fund Shares Transactions
Proceeds from shares sold	14,665,501	2,567,033	28,215,202	3,942,427	91,225,507
Value of shares redeemed	(9,309,345)	—	(5,491,629)	(1,320,946)	(39,050,264)
Net increase (decrease) in net assets resulting from fund share transactions	5,356,156	2,567,033	22,723,573	2,621,481	52,175,243
Total net increase (decrease) in Net Assets	2,184,297	2,952,641	16,844,344	2,900,556	40,214,180

Net Assets
Beginning of period	2,952,641	—	2,900,556	—	—
End of period	$5,136,938	$2,952,641	$19,744,900	$2,900,556	$40,214,180

Changes in Shares Outstanding
Shares outstanding, beginning of period	100,001	—	100,001	—	—
Shares sold	450,000	100,001 (2)	975,000	150,001 (2)	4,350,001 (2)
Shares redeemed	(325,000)	—	(200,000)	(50,000)	(2,150,000)
Shares outstanding, end of period	225,001	100,001	875,001	100,001	2,200,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Tail Risk Strategy ETF	Simplify US Equity PLUS Convexity ETF		Simplify US Equity PLUS Downside Convexity ETF
	For the period September 14, 2021(1) to June 30, 2022	Year Ended June 30, 2022	For the period September 4, 2020(1) to June 30, 2021	Year Ended June 30, 2022	For the period September 4, 2020(1) to June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$953,022	$1,002,679	$723,164	$4,492,888	$1,008,964
Net realized gain (loss)	(14,596,077)	4,127,886	10,734,712	2,022,408	1,723,772
Net change in net unrealized appreciation (depreciation)	2,862,955	(16,329,153)	7,857,347	(77,003,767)	15,454,146
Net increase (decrease) in net assets resulting from operations	(10,780,100)	(11,198,588)	19,315,223	(70,488,471)	18,186,882

Distributions to Shareholders from:
Distributions	(962,486)	(1,474,658)	—	(5,375,711)	—
Return of capital	(2,924,115)	—	—	—	—
Total distributions	(3,886,601)	(1,474,658)	—	(5,375,711)	—

Fund Shares Transactions
Proceeds from shares sold	128,006,147	40,488,427	127,487,621	424,502,655	225,771,624
Value of shares redeemed	(8,940,176)	(55,509,149)	(57,233,117)	(128,515,412)	(18,253,732)
Net increase (decrease) in net assets resulting from fund share transactions	119,065,971	(15,020,722)	70,254,504	295,987,243	207,517,892
Total net increase (decrease) in Net Assets	104,399,270	(27,693,968)	88,846,470	220,123,061	224,695,633

Net Assets
Beginning of period	—	88,946,470	100,000	224,695,633	—
End of period	$104,399,270	$61,252,502	$88,946,470	$444,818,694	$224,695,633

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	2,904,000	4,000	7,425,001	—
Shares sold	5,650,001 (2)	1,250,000	4,825,000	13,725,000	8,079,001 (2)
Shares redeemed	(425,000)	(1,850,000)	(1,925,000)	(4,350,000)	(654,000)
Shares outstanding, end of period	5,225,001	2,304,000	2,904,000	16,800,001	7,425,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify US Equity PLUS GBTC ETF			Simplify US Equity PLUS Upside Convexity ETF		Simplify US Small Cap PLUS Downside Convexity ETF
	Year Ended June 30, 2022	For the period May 25, 2021(1) to June 30, 2021		Year Ended June 30, 2022	For the period September 4, 2020(1) to June 30, 2021	For the period January 11, 2022(1) to June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$723,650	$177,357		$152,276	$65,241	$11,708
Net realized gain (loss)	(1,939,170)	127,758		1,133,499	186,926	(68,370)
Net change in net unrealized appreciation (depreciation)	(17,674,515)	1,301,510		(3,048,045)	1,158,089	(544,654)
Net increase (decrease) in net assets resulting from operations	(18,890,035)	1,606,625		(1,762,270)	1,410,256	(601,316)

Distributions	(2,342,098)	(177,430)		(422,428)	(65,305)	(11,712)

Fund Shares Transactions
Proceeds from shares sold	14,440,227	101,124,673		12,148,895	11,393,348	4,815,280
Value of shares redeemed	(8,421,626)	—		(7,293,147)	(3,441,246)	(1,156,615)
Net increase (decrease) in net assets resulting from fund share transactions	6,018,601	101,124,673		4,855,748	7,952,102	3,658,665
Total net increase (decrease) in Net Assets	(15,213,532)	102,553,868		2,671,050	9,297,053	3,045,637

Net Assets
Beginning of period	102,553,868	—		9,297,053	—	—
End of period	$87,340,336	$102,553,868		$11,968,103	$9,297,053	$3,045,637

Changes in Shares Outstanding
Shares outstanding, beginning of period	4,050,001	—		300,001	—	—
Shares sold	525,000	4,050,001	(2)	375,000	429,001 (2)	200,001 (2)
Shares redeemed	(300,000)	—		(225,000)	(129,000)	(50,000)
Shares outstanding, end of period	4,275,001	4,050,001		450,001	300,001	150,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statements of Changes in Net Assets (Continued)

	Simplify Volt Cloud and Cybersecurity Disruption ETF		Simplify Volt RoboCar Disruption and Tech ETF
	Year Ended June 30, 2022	For the period December 29, 2020(1) to June 30, 2021	Year Ended June 30, 2022	For the period December 29, 2020(1) to June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(91,193)	$(7,444)	$26,469	$(7,556)
Net realized gain (loss)	(6,298,024)	(97,887)	(3,553,320)	(447,546)
Net change in net unrealized appreciation (depreciation)	(1,632,783)	578,381	(338,137)	(66,721)
Net increase (decrease) in net assets resulting from operations	(8,022,000)	473,050	(3,864,988)	(521,823)

Distributions to Shareholders from:
Distributions	(1,112,253)	—	(18,980)	—
Return of capital	—	—	(12,160)	—
Total distributions	(1,112,253)	—	(31,140)	—

Fund Shares Transactions
Proceeds from shares sold	13,031,808	5,892,600	8,809,599	4,198,385
Value of shares redeemed	(2,014,172)	(1,016,148)	(2,438,630)	(1,600,968)
Net increase (decrease) in net assets resulting from fund share transactions	11,017,636	4,876,452	6,370,969	2,597,417
Total net increase (decrease) in Net Assets	1,883,383	5,349,502	2,474,841	2,075,594

Net Assets
Beginning of period	5,349,502	—	2,075,594	—
End of period	$7,232,885	$5,349,502	$4,550,435	$2,075,594

Changes in Shares Outstanding
Shares outstanding, beginning of period	400,316	—	175,420	—
Shares sold	725,000	500,316 (2)	525,000	325,420 (2)
Shares redeemed	(150,000)	(100,000)	(200,000)	(150,000)
Shares outstanding, end of period	975,316	400,316	500,420	175,420

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Statements of Changes in Net Assets

	Simplify Macro Strategy ETF	Simplify Managed Futures Strategy ETF	Simplify Volatility Premium ETF
	For the period May 17, 2022(1) to June 30, 2022	For the period March 8, 2022(1) to June 30, 2022	Year Ended June 30, 2022	For the period May 13, 2021(1) to June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$27,306	$(10,483)	$74,299	$(5,951)
Net realized gain (loss)	(16,351)	(153,846)	(5,287,825)	2,908
Net change in net unrealized appreciation (depreciation)	(349,718)	1,538,662	(2,206,484)	583,474
Net increase (decrease) in net assets resulting from operations	(338,763)	1,374,333	(7,420,010)	580,431

Distributions to Shareholders from:
Distributions	(2,773)	—	(123,628)	—
Return of capital	—	—	(11,320,688)	—
Total distributions	(2,773)	—	(11,444,316)	—

Fund Shares Transactions
Proceeds from shares sold	6,827,612	32,559,577	174,190,526	16,151,690
Value of shares redeemed	—	(5,297,406)	(70,918,163)	(1,875,002)
Net increase (decrease) in net assets resulting from fund share transactions	6,827,612	27,262,171	103,272,363	14,276,688
Total net increase (decrease) in Net Assets	6,486,076	28,636,504	84,408,037	14,857,119

Net Assets
Beginning of period	—	—	14,857,119	—
End of period	$6,486,076	$28,636,504	$99,265,156	$14,857,119

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—	550,001	—
Shares sold	275,001 (2)	1,250,001 (2)	6,875,000	625,001 (2)
Shares redeemed	—	(200,000)	(2,950,000)	(75,000)
Shares outstanding, end of period	275,001	1,050,001	4,475,001	550,001

(1)	Commencement of operations.
(2)	Shares not in increment of 25,000 shares, a creation unit, represent the Adviser’s initial seed investment in connection with the commencement of operations.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Statement of Cash Flows

For the Year Ended June 30, 2022

Simplify Volatility Premium ETF
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(7,420,010)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Purchases of long-term investment securities	(165,070,225)
Net change in unrealized (appreciation) / depreciation on investments	1,741,402
Net realized (gain) / loss from sales of investments	2,357,655
Net realized (gain) / loss on in-kind redemptions	(118,493)
Proceeds from sale of securities	72,337,528
Net amortization of premium / (discount)	(494,071)
(Increase) Decrease in dividends and interest receivable	(114,003)
(Increase) Decrease in securities sold receivable	2,233
(Increase) Decrease in due from broker	35,959
Interest payable on reverse repo agreement	11,287
Increase (Decrease) in investment advisory fees payable	39,351
Increase (Decrease) securities purchased payable	(41,234)
Net Cash Provided by / (Used for) Operating Activities	(96,732,621)
Cash Flows Provided by (Used for) from Financing Activities:
Shares Sold	175,541,125
Shares redeemed	(70,360,749)
Proceeds from reverse repurchase agreement	229,012,500
Payments made on reverse repurchase agreement	(191,562,500)
Distributions paid	(11,444,316)
Cash provided by (used for) financing activities	131,186,060
Net increase (decrease) in cash	34,453,439
Cash and Restricted Cash(1):
Cash and Restricted Cash, at beginning of year	6,699,488
Cash and Restricted Cash, at end of year	$41,152,927

(1)	Cash and restricted cash include cash and cash held as collateral for futures.

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities:
In-kind creations - Redeemed	$557,414
Cash paid for interest on reverse repurchase agreements	$71,061

Reconciliation of Restricted and Unrestricted Cash at the beginning of year to the Statements of Assets and Liabilities
Cash	$3,715,611
Deposit at broker for futures contracts	$2,983,877

Reconciliation of Restricted and Unrestricted Cash at the end of year to the Statements of Assets and Liabilities
Cash	$13,045,300
Deposit at broker for futures contracts	$28,107,627

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights

Simplify Aggregate Bond PLUS Credit Hedge ETF Selected Per Share Data	Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.13
Net realized and unrealized gain (loss)	(1.35)
Total from investment operations	(1.22)
Less distributions from:
Net investment income	(0.14)
Total distributions	(0.14)
Net Asset Value, end of period	$23.64
Total Return (%)	(4.89	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$1
Ratio of expenses before fee waiver (%)	0.50	(d)(e)
Ratio of expenses after fee waiver (%)	0.25	(d)(e)
Ratio of net investment income (loss) (%)	1.43	(d)
Portfolio turnover rate (%)(f)	14	(c)

Simplify Developed Ex-US PLUS Downside Convexity ETF Selected Per Share Data	Period Ended June 30, 2022(g)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.31
Net realized and unrealized gain (loss)	(5.68)
Total from investment operations	(5.37)
Less distributions from:
Net investment income	(0.37)
Total distributions	(0.37)
Net Asset Value, end of period	$19.26
Total Return (%)	(21.47	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$20
Ratio of expenses before fee waiver (%)	0.50	(d)(e)
Ratio of expenses after fee waiver (%)	0.25	(d)(e)
Ratio of net investment income (loss) (%)	2.97	(d)
Portfolio turnover rate (%)(f)	4	(c)

(a)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period January 11, 2022 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Emerging Markets Equity PLUS Downside Convexity ETF Selected Per Share Data	Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32
Net realized and unrealized gain (loss)	(5.19)
Total from investment operations	(4.87)
Less distributions from:
Net investment income	(0.23)
Total distributions	(0.23)
Net Asset Value, end of period	$19.90
Total Return (%)	(19.50	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$7
Ratio of expenses before fee waiver (%)	0.50	(d)(e)
Ratio of expenses after fee waiver (%)	0.25	(d)(e)
Ratio of net investment income (loss) (%)	3.09	(d)
Portfolio turnover rate (%)(f)	2	(c)

Simplify Health Care ETF Selected Per Share Data	Period Ended June 30, 2022(g)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.08
Net realized and unrealized gain (loss)	(0.42)
Total from investment operations	(0.34)
Less distributions from:
Net investment income	(0.08)
Total distributions	(0.08)
Net Asset Value, end of period	$24.58
Total Return (%)	(1.38	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$34
Ratio of expenses (%)	0.50	(d)
Ratio of net investment income (loss) (%)	0.45	(d)
Portfolio turnover rate (%)(f)	146	(c)

(a)	For the period January 11, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period October 8, 2021 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Hedged Equity ETF Selected Per Share Data	Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18
Net realized and unrealized gain (loss)	(2.04)
Total from investment operations	(1.86)
Less distributions from:
Net investment income	(0.15)
Total distributions	(0.15)
Net Asset Value, end of period	$22.99
Total Return (%)	(7.46	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$37
Ratio of expenses (%)	0.50	(d)(e)
Ratio of net investment income (loss) (%)	1.16	(d)
Portfolio turnover rate (%)(f)	2	(c)

Simplify High Yield PLUS Credit Hedge ETF Selected Per Share Data	Period Ended June 30, 2022(g)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss)	(2.44)
Total from investment operations	(2.43)
Variable transaction fees (see Note 8)	0.01
Less distributions from:
Net investment income	(0.24)
Return of capital	(0.11)
Total distributions	(0.35)
Net Asset Value, end of period	$22.23
Total Return (%)	(9.74	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$30
Ratio of expenses before fee waiver (%)	0.50	(d)(e)
Ratio of expenses after fee waiver (%)	0.25	(d)(e)
Ratio of net investment income (loss) (%)	0.15	(d)
Portfolio turnover rate (%)(f)	77	(c)

(a)	For the period November 2, 2021 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period February 15, 2022 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Interest Rate Hedge ETF Selected Per Share Data	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
Net Asset Value, beginning of period	$40.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03	(0.00	)(c)
Net realized and unrealized gain (loss)	15.86	(10.42)
Total from investment operations	15.89	(10.42)
Variable transaction fees (see Note 8)	0.82	0.97
Less distributions from:
Net investment income	(0.01)	—
Total distributions	(0.01)	—
Net Asset Value, end of period	$57.25	$40.55
Total Return (%)	41.18	(18.89	)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$302	$63
Ratio of expenses (%)	0.50	0.50	(e)
Ratio of net investment income (loss) (%)	0.05	(0.05	)(e)
Portfolio turnover rate (%)(f)	3	0	(d)

Simplify Nasdaq 100 PLUS Convexity ETF Selected Per Share Data	Year Ended June 30, 2022		Period Ended June 30, 2021(g)
Net Asset Value, beginning of period	$29.53		$25.67
Income (loss) from investment operations:
Net investment income (loss)(b)	0.11		0.07
Net realized and unrealized gain (loss)	(6.71)		3.86
Total from investment operations	(6.60)		3.93
Less distributions from:
Net investment income	(0.10)		(0.07)
Return of capital	(0.00	)(c)	—
Total distributions	(0.10)		(0.07)
Net Asset Value, end of period	$22.83		$29.53
Total Return (%)	(22.39)		15.33	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$5		$3
Ratio of expenses before fee waiver (%)	0.50	(h)	0.50	(e)(h)
Ratio of expenses after fee waiver (%)	0.25	(h)	0.25	(e)(h)
Ratio of net investment income (loss) (%)	0.36		0.49	(e)
Portfolio turnover rate (%)(f)	7		3	(d)

(a)	For the period May 11, 2021 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $.005.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period December 11, 2020 (commencement of operations) through June 30, 2021.
(h)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Nasdaq 100 PLUS Downside Convexity ETF Selected Per Share Data	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
Net Asset Value, beginning of period	$29.01	$25.48
Income (loss) from investment operations:
Net investment income (loss)(b)	0.10	0.07
Net realized and unrealized gain (loss)	(6.45)	3.52
Total from investment operations	(6.35)	3.59
Less distributions from:
Net investment income	(0.09)	(0.06)
Total distributions	(0.09)	(0.06)
Net Asset Value, end of period	$22.57	$29.01
Total Return (%)	(21.94)	14.11	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$20	$3
Ratio of expenses before fee waiver (%)	0.50 (d)	0.50	(d)(e)
Ratio of expenses after fee waiver (%)	0.25 (d)	0.25	(d)(e)
Ratio of net investment income (loss) (%)	0.38	0.45	(e)
Portfolio turnover rate (%)(f)	7	3	(c)

Simplify Risk Parity Treasury ETF Selected Per Share Data	Period Ended June 30, 2022(g)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.14
Net realized and unrealized gain (loss)	(6.74)
Total from investment operations	(6.60)
Less distributions from:
Net investment income	(0.12)
Total distributions	(0.12)
Net Asset Value, end of period	$18.28
Total Return (%)	(26.47	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$40
Ratio of expenses before fee waiver (%)	0.25	(e)
Ratio of expenses after fee waiver (%)	0.15	(e)
Ratio of net investment income (loss) (%)	0.85	(e)
Portfolio turnover rate (%)(f)	153	(c)

(a)	For the period December 11, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period September 28, 2021 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Tail Risk Strategy ETF Selected Per Share Data	Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.38
Net realized and unrealized gain (loss)	(4.04)
Total from investment operations	(3.66)
Less distributions from:
Net investment income	(0.34)
Return of capital	(1.02)
Total distributions	(1.36)
Net Asset Value, end of period	$19.98
Total Return (%)	(15.01	)(c)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$104
Ratio of expenses before fee waiver (%)	0.76	(e)(f)(g)
Ratio of expenses after fee waiver (%)	0.17	(e)(g)
Ratio of net investment income (loss) (%)	2.27	(e)
Portfolio turnover rate (%)(h)	125	(d)

Simplify US Equity PLUS Convexity ETF Selected Per Share Data	Year Ended June 30, 2022	Period Ended June 30, 2021(i)
Net Asset Value, beginning of period	$30.63	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.33	0.31
Net realized and unrealized gain (loss)	(3.85)	5.59
Total from investment operations	(3.52)	5.90
Less distributions from:
Net investment income	(0.52)	(0.27)
Total distributions	(0.52)	(0.27)
Net Asset Value, end of period	$26.59	$30.63
Total Return (%)	(11.68)	23.68	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$61	$89
Ratio of expenses before fee waiver (%)	0.50 (g)	0.50	(e)(g)
Ratio of expenses after fee waiver (%)	0.25 (g)	0.25	(e)(g)
Ratio of net investment income (loss) (%)	1.04	1.35	(e)
Portfolio turnover rate (%)(h)	3	6	(d)

(a)	For the period September 14, 2021 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total Return would have been lower if certain expenses had not been waived/reimbursed by the Advisor.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(g)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(h)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(i)	For the period September 4, 2020 (commencement of operations) through June 30, 2021.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Downside Convexity ETF Selected Per Share Data	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
Net Asset Value, beginning of period	$30.26	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.35	0.36
Net realized and unrealized gain (loss)	(3.76)	5.14
Total from investment operations	(3.41)	5.50
Less distributions from:
Net investment income	(0.37)	(0.24)
Total distributions	(0.37)	(0.24)
Net Asset Value, end of period	$26.48	$30.26
Total Return (%)	(11.38)	22.07	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$445	$225
Ratio of expenses before fee waiver (%)	0.50 (d)	0.50	(d)(e)
Ratio of expenses after fee waiver (%)	0.25 (d)	0.25	(d)(e)
Ratio of net investment income (loss) (%)	1.14	1.53	(e)
Portfolio turnover rate (%)(f)	5	4	(c)

Simplify US Equity PLUS GBTC ETF Selected Per Share Data	Year Ended June 30, 2022	Period Ended June 30, 2021(g)
Net Asset Value, beginning of period	$25.32	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.17	0.06
Net realized and unrealized gain (loss)	(4.51)	0.30
Total from investment operations	(4.34)	0.36
Less distributions from:
Net investment income	(0.21)	(0.04)
Net realized gains	(0.34)	—
Total distributions	(0.55)	(0.04)
Net Asset Value, end of period	$20.43	$25.32
Total Return (%)	(17.66)	1.46	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$87	$103
Ratio of expenses (%)	0.50 (d)	0.51	(d)(e)(h)
Ratio of net investment income (loss) (%)	0.66	2.65	(e)
Portfolio turnover rate (%)(f)	6	2	(c)

(a)	For the period September 4, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period May 25, 2021 (commencement of operations) through June 30, 2021.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify US Equity PLUS Upside Convexity ETF Selected Per Share Data	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
Net Asset Value, beginning of period	$30.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.36	0.32
Net realized and unrealized gain (loss)	(3.91)	6.02
Total from investment operations	(3.55)	6.34
Less distributions from:
Net investment income	(0.43)	(0.35)
Net realized gains	(0.41)	—
Total distributions	(0.84)	(0.35)
Net Asset Value, end of period	$26.60	$30.99
Total Return (%)	(11.99)	25.52	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$12	$9
Ratio of expenses before fee waiver (%)	0.50 (d)	0.50	(d)(e)
Ratio of expenses after fee waiver (%)	0.25 (d)	0.25	(d)(e)
Ratio of net investment income (loss) (%)	1.13	1.37	(e)
Portfolio turnover rate (%)(f)	4	5	(c)

Simplify US Small Cap PLUS Downside Convexity ETF Selected Per Share Data	Period Ended June 30, 2022(g)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.08
Net realized and unrealized gain (loss)	(4.70)
Total from investment operations	(4.62)
Less distributions from:
Net investment income	(0.08)
Total distributions	(0.08)
Net Asset Value, end of period	$20.30
Total Return (%)	(18.50	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$3
Ratio of expenses before fee waiver (%)	0.50	(d)(e)
Ratio of expenses after fee waiver (%)	0.25	(d)(e)
Ratio of net investment income (loss) (%)	0.80	(e)
Portfolio turnover rate (%)(f)	2	(c)

(a)	For the period September 4, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(g)	For the period January 11, 2022 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Financial Highlights (Continued)

Simplify Volt Cloud and Cybersecurity Disruption ETF Selected Per Share Data	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
Net Asset Value, beginning of period	$13.36	$12.50
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.11)	(0.05)
Net realized and unrealized gain (loss)	(4.77)	0.91
Total from investment operations	(4.88)	0.86
Net realized gains	(1.06)	—
Total distributions	(1.06)	—
Net Asset Value, end of period	$7.42	$13.36
Total Return (%)	(40.74)	6.91	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$7	$5
Ratio of expenses (%)	0.95	0.95	(d)(e)
Ratio of net investment income (loss) (%)	(0.81)	(0.81	)(d)
Portfolio turnover rate (%)(f)	267	40	(c)

Simplify Volt RoboCar Disruption and Tech ETF Selected Per Share Data	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
Net Asset Value, beginning of period	$11.83	$12.50
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	(0.04)
Net realized and unrealized gain (loss)	(2.75)	(0.63)
Total from investment operations	(2.69)	(0.67)
Less distributions from:
Net investment income	(0.03)	—
Return of capital	(0.02)	—
Total distributions	(0.05)	—
Net Asset Value, end of period	$9.09	$11.83
Total Return (%)	(22.91)	(5.34	)(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$5	$2
Ratio of expenses (%)	0.95	0.95	(d)(e)
Ratio of net investment income (loss) (%)	0.46	(0.71	)(d)
Portfolio turnover rate (%)(f)	254	20	(c)

(a)	For the period December 29, 2020 (commencement of operations) through June 30, 2021.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights

Simplify Macro Strategy ETF Selected Per Share Data	Period Ended June 30, 2022(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.16
Net realized and unrealized gain (loss)	(1.56)
Total from investment operations	(1.40)
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net Asset Value, end of period	$23.59
Total Return (%)	(5.61	)(c)(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$6
Ratio of expenses before fee waiver (%)	0.75	(e)(f)
Ratio of expenses after fee waiver (%)	0.45	(e)(f)
Ratio of net investment income (loss) (%)	5.88	(e)
Portfolio turnover rate (%)(g)	11	(d)

Simplify Managed Futures Strategy ETF Selected Per Share Data	Period Ended June 30, 2022(h)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)
Net realized and unrealized gain (loss)	2.29
Total from investment operations	2.27
Net Asset Value, end of period	$27.27
Total Return (%)	9.07	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$29
Ratio of expenses (%)	0.75	(e)(f)
Ratio of net investment income (loss) (%)	(0.27	)(e)
Portfolio turnover rate (%)(g)	0	(d)

(a)	For the period May 17, 2022 (commencement of operations) through June 30, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total Return would have been lower if certain expenses had not been waived/reimbursed by the Advisor.
(d)	Not annualized.
(e)	Annualized.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
(h)	For the period March 8, 2022 (commencement of operations) through June 30, 2022.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Consolidated Financial Highlights (Continued)

Simplify Volatility Premium ETF Selected Per Share Data	Year Ended June 30, 2022(a)		Period Ended June 30, 2021(b)
Net Asset Value, beginning of period	$27.01		$25.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.03		(0.02)
Net realized and unrealized gain (loss)	(1.54)		2.03
Total from investment operations	(1.51)		2.01
Less distributions from:
Net investment income	(0.04)		—
Return of capital	(3.28)		—
Total distributions	(3.32)		—
Net Asset Value, end of period	$22.18		$27.01
Total Return (%)	(6.23)		8.05	(d)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$99		$15
Ratio of expenses (%)	0.61	(e)(f)	0.51	(f)(g)(h)
Ratio of net investment income (loss) (%)	0.10		(0.51	)(g)
Portfolio turnover rate (%)(i)	207		10	(d)

(a)	As a result of the Fund having earmarked or segregated securities to collateralize its reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act of 1940, as amended. Therefore, a “Senior Securities” table is not disclosed.
(b)	For the period May 13, 2021 (commencement of operations) through June 30, 2021.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Not annualized.
(e)	The ratios of expenses to average net assets includes interest expense fees of 0.11%.
(f)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(g)	Annualized.
(h)	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
(i)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See Notes to Financial Statements.

Simplify Exchange Traded Funds

Notes to Financial Statements

June 30, 2022

1. Organization

Simplify Exchange Traded Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of June 30, 2022, the Trust consists of twenty one investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Simplify Aggregate Bond PLUS Credit Hedge ETF
Simplify Developed Ex-US PLUS Downside Convexity ETF

Simplify Emerging Markets Equity PLUS Downside Convexity ETF
Simplify Health Care ETF

Simplify Hedged Equity ETF

Simplify High Yield PLUS Credit Hedge ETF
Simplify Interest Rate Hedge ETF

Simplify Nasdaq 100 PLUS Convexity ETF

Simplify Nasdaq 100 PLUS Downside Convexity ETF
Simplify Risk Parity Treasury ETF

Simplify Tail Risk Strategy ETF

Simplify US Equity PLUS Convexity ETF

Simplify US Equity PLUS Downside Convexity ETF
Simplify US Equity PLUS GBTC ETF

Simplify US Equity PLUS Upside Convexity ETF
Simplify US Small Cap PLUS Downside Convexity ETF
Simplify Volt Cloud and Cybersecurity Disruption ETF
Simplify Volt RoboCar Disruption and Tech ETF
Simplify Macro Strategy ETF

Simplify Managed Futures Strategy ETF
Simplify Volatility Premium ETF

Simplify Asset Management Inc. (the “Adviser”) serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Trust’s Board of Trustees (the “Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for Simplify Nasdaq 100 PLUS Convexity ETF, Simplify Nasdaq 100 PLUS Downside Convexity ETF and Simplify US Equity PLUS GBTC ETF which offer shares that are listed and traded on the NASDAQ Stock Market LLC (“Nasdaq”) and Simplify Risk Parity Treasury ETF which offers shares that are listed and traded on the CBOE BZX Exchange, Inc. Unlike mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 25,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

Fund	Investment objectives
Simplify Aggregate Bond PLUS Credit Hedge ETF	The Fund seeks to maximize total return by investing primarily in investment grade (IG) bonds while mitigating credit risk.
Simplify Developed Ex-US PLUS Downside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify Health Care ETF	The Fund seeks long-term capital appreciation.
Simplify Hedged Equity ETF	The Fund seeks to provide capital appreciation.
Simplify High Yield PLUS Credit Hedge ETF	The Fund seeks to maximize current income by investing primarily in high-yield bonds while mitigating credit risk.
Simplify Interest Rate Hedge ETF	The Fund seeks to hedge interest rate movements arising from rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income.
Simplify Nasdaq 100 PLUS Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify Nasdaq 100 PLUS Downside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify Risk Parity Treasury ETF	The Fund seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 20+ Year Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.
Simplify Tail Risk Strategy ETF	The Fund seeks to provide income and capital appreciation while protecting against significant downside risk.
Simplify US Equity PLUS Convexity ETF	The Fund seeks long-term capital appreciation.
Simplify US Equity PLUS Downside Convexity ETF	The Fund seeks to provide capital appreciation.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Fund	Investment objectives
Simplify US Equity PLUS GBTC ETF	The Fund seeks to provide capital appreciation.
Simplify US Equity PLUS Upside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify US Small Cap PLUS Downside Convexity ETF	The Fund seeks to provide capital appreciation.
Simplify Volt Cloud and Cybersecurity Disruption ETF	The Fund seeks to provide capital appreciation.
Simplify Volt RoboCar Disruption and Tech ETF	The Fund seeks to provide capital appreciation.
Simplify Macro Strategy ETF	The Fund seeks to provide absolute returns.
Simplify Managed Futures Strategy ETF	The Fund seeks long term capital appreciation.
Simplify Volatility Premium ETF	The Fund seeks to provide investment results, before fees and expenses, that correspond approximately to one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of the S&P 500 VIX short-term futures index while seeking to mitigate extreme volatility.

2. Consolidation of Subsidiary

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Financial Highlights of the Funds listed below include the accounts of a wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Subsidiary is a Cayman Islands exempted company with limited liability. For tax purposes, each Fund is required to increase its taxable income by its shares of the Cayman subsidiary’s income. Net losses incurred by each Subsidiary cannot offset income earned by each Fund and cannot be carried back or forward by each Subsidiary to offset income from prior or future years.

Fund	Wholly Owned Subsidiary
Simplify Macro Strategy ETF	Simplify Macro Strategy Cayman Fund
Simplify Managed Futures Strategy ETF	Simplify Managed Futures Strategy Cayman Fund
Simplify Volatility Premium ETF	Simplify Volatility Premium Cayman Fund

A summary of each Fund’s investment in its corresponding subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2022	% of Fund’s Consolidated Total Assets at June 30, 2022
Simplify Macro Strategy ETF	May 17, 2022	$451,641	7.0%
Simplify Managed Futures Strategy ETF	March 8, 2022	$6,597,255	23.0%
Simplify Volatility Premium ETF	May 13, 2021	$30,952,662	22.6%

3. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

Each Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 of the fair value hierarchy.

Exchange traded options are valued at the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Exchange trade options are categorized as Level 1. Options with international equity exposure are marked to market using closing prices for the underlying and interpolated option implied volatilities obtained from mid-market prices for options on the same underlying of similar expiries and strike prices. These securities are categorized as Level 2 in the fair value hierarchy.

Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Debt securities are generally categorized as Level 2 of the fair value hierarchy.

Swaptions are valued based on prices provided by a third-party pricing vendor that collects and aggregates market data to produce valuations. These securities are categorized as Level 2 in the fair value hierarchy.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

●	Level 1 – Quoted prices in active markets for identical assets that the funds have the ability to access.

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2022 for each Fund based upon the three levels defined above:

Simplify Aggregate Bond PLUS Credit Hedge ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$1,169,061	$—	$—	$1,169,061
Purchased Options	7,869	—	—	7,869
Total Return Swaps	—	5,398	—	5,398
TOTAL	$1,176,930	$5,398	$—	$1,182,328

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(118)	$—	$—	$(118)
Total Return Swaps	—	(193)	—	(193)
TOTAL	$(118)	$(193)	$—	$(311)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Simplify Developed Ex-US PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$19,321,985	$—	$—	$19,321,985
Purchased Options	99,351	244,340	—	343,691
TOTAL	$19,421,336	$244,340	$—	$19,665,676

Simplify Emerging Markets Equity PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$7,377,741	$—	$—	$7,377,741
Purchased Options	21,796	61,085	—	82,881
TOTAL	$7,399,537	$61,085	$—	$7,460,622

Simplify Health Care ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$33,160,689	$—	$—	$33,160,689
TOTAL	$33,160,689	$—	$—	$33,160,689

Simplify Hedged Equity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$35,971,098	$—	$—	$35,971,098
Purchased Options	2,031,715	—	—	2,031,715
TOTAL	$38,002,813	$—	$—	$38,002,813

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(641,660)	$—	$—	$(641,660)
TOTAL	$(641,660)	$—	$—	$(641,660)

Simplify High Yield PLUS Credit Hedge ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$22,354,003	$—	$—	$22,354,003
Exchange-Traded Funds	402,841	—	—	402,841
Purchased Options	208,184	—	—	208,184
Total Return Swaps	—	347,411	—	347,411
TOTAL	$22,965,028	$347,411	$—	$23,312,439

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(5,429)	$—	$—	$(5,429)
Total Return Swaps	—	(477,506)	—	(477,506)
TOTAL	$(5,429)	$(477,506)	$—	$(482,935)

Simplify Interest Rate Hedge ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	$121,062,280	$—	$—	$121,062,280
Purchased Swaptions	—	58,235,358	—	58,235,358
Interest Rate Swaps	—	729	—	729
TOTAL	$121,062,280	$58,236,087	$—	$179,298,367

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Simplify Nasdaq 100 PLUS Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$5,029,625	$—	$—	$5,029,625
Purchased Options	96,548	—	—	96,548
Money Market Funds	5,564	—	—	5,564
TOTAL	$5,131,737	$—	$—	$5,131,737

Simplify Nasdaq 100 PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$19,193,294	$—	$—	$19,193,294
Purchased Options	518,559	—	—	518,559
Money Market Funds	72,521	—	—	72,521
TOTAL	$19,784,374	$—	$—	$19,784,374

Simplify Risk Parity Treasury ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$17,946,812	$—	$—	$17,946,812
Money Market Funds	10,781,895	—	—	10,781,895
TOTAL	$28,728,707	$—	$—	$28,728,707

Liabilities	Level 1	Level 2	Level 3	Total
Futures	$(1,128,600)	$—	$—	$(1,128,600)
TOTAL	$(1,128,600)	$—	$—	$(1,128,600)

Simplify Tail Risk Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$89,787,837	$—	$—	$89,787,837
Purchased Options	14,327,801	—	—	14,327,801
Money Market Funds	697,635	—	—	697,635
TOTAL	$104,813,273	$—	$—	$104,813,273

Simplify US Equity PLUS Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$60,145,702	$—	$—	$60,145,702
Purchased Options	1,098,346	—	—	1,098,346
Money Market Funds	12,715	—	—	12,715
TOTAL	$61,256,763	$—	$—	$61,256,763

Simplify US Equity PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$430,165,770	$—	$—	$430,165,770
Purchased Options	14,607,923	—	—	14,607,923
Money Market Funds	1,040,919	—	—	1,040,919
TOTAL	$445,814,612	$—	$—	$445,814,612

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Simplify US Equity PLUS GBTC ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$74,683,450	$—	$—	$74,683,450
Grantor Trusts	8,264,742	—	—	8,264,742
Money Market Funds	926,911	—	—	926,911
Futures	4,116	—	—	4,116
TOTAL	$83,879,219	$—	$—	$83,879,219

Simplify US Equity PLUS Upside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$11,936,021	$—	$—	$11,936,021
Purchased Options	30,304	—	—	30,304
Money Market Funds	66,838	—	—	66,838
TOTAL	$12,033,163	$—	$—	$12,033,163

Simplify US Small Cap PLUS Downside Convexity ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$2,982,440	$—	$—	$2,982,440
Purchased Options	62,765	—	—	62,765
TOTAL	$3,045,205	$—	$—	$3,045,205

Simplify Volt Cloud and Cybersecurity Disruption ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,333,517	$—	$—	$2,333,517
Purchased Options	457,278	—	—	457,278
Money Market Funds	229,955	—	—	229,955
TOTAL	$3,020,750	$—	$—	$3,020,750

Simplify Volt RoboCar Disruption and Tech ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,720,934	$—	$—	$2,720,934
Purchased Options	420,560	—	—	420,560
Money Market Funds	431,999	—	—	431,999
TOTAL	$3,573,493	$—	$—	$3,573,493

Simplify Macro Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$5,415,616	$—	$—	$5,415,616
Purchased Options	750,626	—	—	750,626
TOTAL	$6,166,242	$—	$—	$6,166,242

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$(1,155)	$—	$—	$(1,155)
TOTAL	$(1,155)	$—	$—	$(1,155)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Simplify Managed Futures Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$20,699,290	$—	$—	$20,699,290
Futures	1,710,429	—	—	1,710,429
TOTAL	$22,409,719	$—	$—	$22,409,719

Liabilities	Level 1	Level 2	Level 3	Total
Futures	$(165,267)	$—	$—	$(165,267)
TOTAL	$(165,267)	$—	$—	$(165,267)

Simplify Volatility Premium ETF

Assets	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	$95,461,602	$—	$—	$95,461,602
Purchased Options	42,000	—	—	42,000
TOTAL	$95,503,602	$—	$—	$95,503,602

Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(37,450,000)	$—	$(37,450,000)
Futures	(465,205)	—	—	(465,205)
TOTAL	$(465,205)	$(37,450,000)	$—	$(37,915,205)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the reporting year. At June 30, 2022, the reconciliation of assets is as follows:

Purchased
Simplify Interest Rate Hedge ETF	swaptions
Balance at June 30, 2021	$(11,788,256)
Purchases	—
Sales	—
Transfer into Level 3	—
Transfer out of Level 3	(58,235,358)
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation (Depreciation)	70,023,614
Balance at June 30, 2022	$—

The transfer out of level 3 was due to a change in data availability used in the investment valuation.

Cash

Cash consists of cash on deposit with a major financial institution which may exceed federally insured limits.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statements of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with each Fund’s understanding of the applicable tax rules and regulations.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Income Tax Information and Distributions to Shareholders

It is the Funds’ policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is each Fund’s policy is to pay out dividends from net investment income quarterly, except for Simplify Aggregate Bond PLUS Credit Hedge ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Interest Rate Hedge ETF, Simplify Tail Risk Strategy ETF, Simplify Macro Strategy ETF, Simplify Managed Futures Strategy ETF and Simplify Volatility Premium ETF. The policy of Simplify Aggregate Bond PLUS Credit Hedge ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Interest Rate Hedge ETF, Simplify Tail Risk Strategy ETF, Simplify Macro Strategy ETF, Simplify Managed Futures Strategy ETF and Simplify Volatility Premium ETF is to pay out dividends from net investment income monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, will be declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, will be available to offset future net capital gains. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, will be recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains will be determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, will be reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed each Fund’s tax positions expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in any Fund’s financial statement.

Each Fund will recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations.

4. Derivative Financial Instruments

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on margin deposits.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on a Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Option Contracts

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

Swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, it becomes obligated (if the swaption is exercised) according to the terms of the underlying agreement.

When a Fund writes a swaption, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the written swaption expires, a Fund realizes a gain equal to the amount of the premium paid, which is included in realized gain (loss) on written swaptions in the Statement of Operations. If the written swaption is exercised or sold, the premium received is added to the proceeds or offset against amounts paid on the underlying security to determine the realized gain or loss, which is reported as gain (loss) on written swaptions in the Statements of Operations.

A Fund may also purchase swaptions which involve the payment of premium in exchange for an option to enter into an interest rate swap and credit default swap with specified terms and conditions on a future date. The purchaser has the right, but not the obligation, to enter into the new swap agreement. Periodic payments are typically made during the life of the swap agreement according to the terms of such agreement. Changes in value of purchased swaptions are reported as part of change in unrealized gain (loss) on investments in the Statements of Operations. When the purchased swaption is exercised, terminated, expires or is sold, a Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statements of Operations.

Swaps. Swap agreements are agreements between a Fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap. Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

The following table summarizes the value of the Funds’ derivative instruments held as of June 30, 2022 and the related location in the accompanying Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Fund	Asset Derivatives		Liability Derivatives
Simplify Aggregate Bond PLUS Credit Hedge ETF

Equity Contracts	Investments, at value(1)	$7,869	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$118

Equity Contracts	Unrealized appreciation on otc swaps	$5,398	Unrealized depreciation on otc swaps	$193

Simplify Developed Ex-US PLUS Downside Convexity ETF

Equity Contracts	Investments, at value(1)	$343,691	Investments, at value(1)	$—

Simplify Emerging Markets Equity PLUS Downside Convexity ETF

Equity Contracts	Investments, at value(1)	$82,881	Investments, at value(1)	$—

Simplify Hedged Equity ETF

Equity Contracts	Investments, at value(1)	$2,031,715	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$641,660

Simplify High Yield PLUS Credit Hedge ETF

Equity Contracts	Investments, at value(1)	$208,184	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$5,429

Equity Contracts	Unrealized appreciation on otc swaps	$347,411	Unrealized depreciation on otc swaps	$477,506

Simplify Interest Rate Hedge ETF

Interest Rate Contracts	Investments, at value(2)	$58,235,358	Investments, at value(2)	$—

Interest Rate Contracts	Unrealized appreciation on otc swaps	$729	Unrealized depreciation on otc swaps	$—

Simplify Nasdaq 100 PLUS Convexity ETF

Equity Contracts	Investments, at value(1)	$96,548	Investments, at value(1)	$—

Simplify Nasdaq 100 PLUS Downside Convexity ETF

Equity Contracts	Investments, at value(1)	$518,559	Investments, at value(1)	$—

Simplify Risk Parity Treasury ETF

Equity Contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$1,128,600

Simplify Tail Risk Strategy ETF

Equity Contracts	Investments, at value(1)	$14,327,801	Investments, at value(1)	$—

Simplify US Equity PLUS Convexity ETF

Equity Contracts	Investments, at value(1)	$1,098,346	Investments, at value(1)	$—

Simplify US Equity PLUS Downside Convexity ETF

Equity Contracts	Investments, at value(1)	$14,607,923	Investments, at value(1)	$—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Fund	Asset Derivatives		Liability Derivatives
Simplify US Equity PLUS GBTC ETF

Equity Contracts	Unrealized appreciation on futures contracts*	$4,116	Unrealized depreciation on futures contracts*	$—

Simplify US Equity PLUS Upside Convexity ETF

Equity Contracts	Investments, at value(1)	$30,304	Investments, at value(1)	$—

Simplify US Small Cap PLUS Downside Convexity ETF

Equity Contracts	Investments, at value(1)	$62,765	Investments, at value(1)	$—

Simplify Volt Cloud and Cybersecurity Disruption ETF

Equity Contracts	Investments, at value(1)	$457,278	Investments, at value(1)	$—

Simplify Volt RoboCar Disruption and Tech ETF

Equity Contracts	Investments, at value(1)	$420,560	Investments, at value(1)	$—

Simplify Macro Strategy ETF

Equity Contracts	Investments, at value(1)	$750,626	Investments, at value(1)	$—

Equity Contracts	Written options	$—	Written options	$1,155

Simplify Managed Futures Strategy ETF

Interest Rate Contracts	Unrealized appreciation on futures contracts*	$147,092	Unrealized depreciation on futures contracts*	$77,459

Commodity Contracts	Unrealized appreciation on futures contracts*	$1,563,337	Unrealized depreciation on futures contracts*	$87,808

Simplify Volatility Premium ETF

Equity Contracts	Investments, at value(1)	$42,000	Investments, at value(1)	$—

Equity Contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$465,205

*	Includes cumulative unrealized appreciation or unrealized cumulative depreciation on futures contracts as disclosed in the Schedule of Investments.
(1)	Purchased option contracts are included in Investments within the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.
(2)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities.

For the year/period ended June 30, 2022, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased option contracts (a) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	Equity	$(12,967)	$2,471
Simplify Developed Ex-US PLUS Downside Convexity ETF	Equity	(2,267,124)	140,885
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	Equity	(438,375)	(18,373)
Simplify Hedged Equity ETF	Equity	1,052,710	661,381
Simplify High Yield PLUS Credit Hedge ETF	Equity	(491,705)	59,440
Simplify Nasdaq 100 PLUS Convexity ETF	Equity	(411,474)	(146,126)
Simplify Nasdaq 100 PLUS Downside Convexity ETF	Equity	(841,052)	113,025
Simplify Tail Risk Strategy ETF	Equity	(18,036,124)	3,855,551
Simplify US Equity PLUS Convexity ETF	Equity	(2,093,402)	(314,522)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify US Equity PLUS Downside Convexity ETF	Equity	$(21,561,695)	$4,353,671
Simplify US Equity PLUS Upside Convexity ETF	Equity	(101,152)	(237,610)
Simplify US Small Cap PLUS Downside Convexity ETF	Equity	(233,023)	8,339
Simplify Volt Cloud and Cybersecurity Disruption ETF	Equity	874,139	—
Simplify Volt RoboCar Disruption and Tech ETF	Equity	(1,780,437)	(227,919)
Simplify Macro Strategy ETF	Equity	(6,737)	(331,978)
Simplify Volatility Premium ETF	Equity	(1,333,231)	—

(a)	Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

For the year ended June 30, 2022, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on purchased swaption contracts (b) by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Interest Rate Hedge ETF	Interest Rate	$—	$70,023,614

(b)	Purchased Swaptions are included in Net Realized Gain (Loss) on Investments within the Statement of Operations or Consolidated Statement of Operations.

For the year/period ended June 30, 2022, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	Equity	$(229)	$5,205
Simplify High Yield PLUS Credit Hedge ETF	Equity	(2,231,437)	(130,095)
Simplify Interest Rate Hedge ETF	Interest Rate	(14,500)	729

For the year/period ended June 30, 2022, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Risk Parity Treasury ETF	Interest Rate	$(8,133,162)	$(1,128,600)
Simplify US Equity PLUS GBTC ETF	Equity	(1,703,212)	(173,621)
Simplify Managed Futures Strategy ETF	Commodity	221,479	1,475,529
Simplify Managed Futures Strategy ETF	Interest Rate	(380,422)	69,633
Simplify Volatility Premium ETF	Equity	(3,048,663)	(465,082)

For the year/period ended June 30, 2022, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on written option contracts by risk type, as disclosed in the Statements of Operations, is as follows:

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	Equity	$4,334	$319

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Fund	Risk Type	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Simplify Developed Ex-US PLUS Downside Convexity ETF	Equity	$731,447	$—
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	Equity	150,396	—
Simplify Hedged Equity ETF	Equity	1,069,278	517,849
Simplify High Yield PLUS Credit Hedge ETF	Equity	157,719	15,674
Simplify Nasdaq 100 PLUS Convexity ETF	Equity	88,054	—
Simplify Nasdaq 100 PLUS Downside Convexity ETF	Equity	334,144	—
Simplify Tail Risk Strategy ETF	Equity	9,273,751	—
Simplify US Equity PLUS Convexity ETF	Equity	1,113,004	—
Simplify US Equity PLUS Downside Convexity ETF	Equity	10,999,325	—
Simplify US Small Cap PLUS Downside Convexity ETF	Equity	173,940	—
Simplify Volt Cloud and Cybersecurity Disruption ETF	Equity	289,460	—
Simplify Volt RoboCar Disruption and Tech ETF	Equity	181,148	—
Simplify Macro Strategy ETF	Equity	4,403	11,589

For the year ended June 30, 2022, the average fiscal quarter end balances of outstanding derivative financial instruments were as follows:

Fund	Purchased Option Contracts (Contract Value)	Purchased Swaption Contracts (Contract Value)	Futures Contracts (Notional Value)	Written Option Contracts (Contract Value)	Swaps (Notional Value)
Simplify Aggregate Bond PLUS Credit Hedge ETF	$6,128	$—	$—	$(256)	$(57,097)
Simplify Developed Ex-US PLUS Downside Convexity ETF	415,359	—	—	(13,995)	—
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	94,571	—	—	(4,120)	—
Simplify Hedged Equity ETF	776,162	—	—	(474,435)	—
Simplify High Yield PLUS Credit Hedge ETF	152,589	—	—	(10,177)	(27,613,446)
Simplify Interest Rate Hedge ETF	—	9,535,975	—	—	4,000
Simplify Nasdaq 100 PLUS Convexity ETF	214,474	—	—	(7,394)	—
Simplify Nasdaq 100 PLUS Downside Convexity ETF	209,491	—	—	(18,038)	—
Simplify Risk Parity Treasury ETF	—	—	79,134,594	—	—
Simplify Tail Risk Strategy ETF	5,399,354	—	—	(264,456)	—
Simplify US Equity PLUS Convexity ETF	1,950,353	—	—	(69,424)	—
Simplify US Equity PLUS Downside Convexity ETF	6,523,174	—	—	(569,089)	—
Simplify US Equity PLUS GBTC ETF	—	—	15,768,655	—	—
Simplify US Equity PLUS Upside Convexity ETF	388,207	—	—	—	—
Simplify US Small Cap PLUS Downside Convexity ETF	46,635	—	—	(540)	—
Simplify Volt Cloud and Cybersecurity Disruption ETF	600,578	—	—	(3,402)	—
Simplify Volt RoboCar Disruption and Tech ETF	725,787	—	—	(2,226)	—
Simplify Macro Strategy ETF	750,626	—	—	(1,155)	—
Simplify Managed Futures Strategy ETF	—	—	(56,000,065)	—	—
Simplify Volatility Premium ETF	42,021	—	(15,759,133)	—	—

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

The Simplify Interest Rate Hedge ETF enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The following table presents Simplify Interest Rate Hedge ETF’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement or similar arrangement (collectively referred to as “MNA”) and net of the related collateral received/pledged by the Fund as of June 30, 2022:

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(1)	Financial Instruments and Derivatives Available for Offset	Collateral Received(2)	Net Amount of Derivatives Assets
Simplify Interest Rate Hedge ETF
Goldman Sachs International	$20,672,658	$–	$–	$20,672,658
Morgan Stanley Capital Services LLC	16,361,807	–	–	16,361,807
Bank of America NA	21,045,256	–	(18,455,726)	2,589,530
Barclays	156,366	–	–	156,366
	$58,236,087	$–	$(18,455,726)	$39,780,361

(1)	Purchased swaption contracts are included in Investments within the Statement of Assets and Liabilities
(2)	The actual collateral received and/or pledged may be more than amount shown.

Reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Offsetting of Reverse Repurchase Agreements Liabilities

Simplify Volatility Premium ETF
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
				Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable
Reverse Repurchase Agreements	$37,461,287	$—	$37,461,287	$37,461,287	$37,461,287	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Simplify Volatility Premium ETF with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund may borrow for investment purposes indirectly using reverse repurchase agreements. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. The use of reverse repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund is subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to meet its contractual obligations) with respect to the security it expects to receive back from a counterparty. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. For the year ended June 30, 2022, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Simplify Volatility Premium ETF were $32,518,861 and 0.54%, respectively.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

The following table indicates the total amount of reverse repurchased agreements, including accrued interest, reconciled to the Simplify Volatility Premium ETF’s liability as of June 30, 2022:

	Less than 30 days	30-90 days	Greater than 90 days	Total
U.S. Government Obligations	$—	$—	$37,461,287	$37,461,287

6. Investment Advisory Agreement and Other Agreements

The Adviser has overall responsibility for the general management and administration of the Funds, subject to the oversight of the Board. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

Volt Equity LLC (the “Sub-Adviser”) serves as investment sub-adviser to Simplify Volt Cloud and Cybersecurity Disruption ETF and Simplify Volt RoboCar Disruption and Tech ETF. The Sub-Adviser is responsible for day-to-day management of these Funds, subject to supervision of the Adviser. Altis Partners (Jersey) Limited (the “Futures Adviser”) serves as the futures adviser to the Simplify Managed Futures Strategy ETF. Subject to the oversight of the Board and Adviser, the Futures Adviser is responsible for management of the Simplify Managed Futures Strategy ETF’s portfolio. The Futures Adviser was established for the purpose of advising futures strategies. The Futures Adviser is paid by the Adviser, not the Fund.

For its investment advisory services to the Funds below, the Adviser was entitled to receive a management fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Management
Fund	Fee
Simplify Aggregate Bond PLUS Credit Hedge ETF	0.50%
Simplify Developed Ex-US PLUS Downside Convexity ETF	0.50%
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	0.50%
Simplify Health Care ETF	0.50%
Simplify Hedged Equity ETF	0.50%
Simplify High Yield PLUS Credit Hedge ETF	0.50%
Simplify Interest Rate Hedge ETF	0.50%
Simplify Nasdaq 100 PLUS Convexity ETF	0.50%
Simplify Nasdaq 100 PLUS Downside Convexity ETF	0.50%
Simplify Risk Parity Treasury ETF	0.25%
Simplify Tail Risk Strategy ETF	0.75%
Simplify US Equity PLUS Convexity ETF	0.50%
Simplify US Equity PLUS Downside Convexity ETF	0.50%
Simplify US Equity PLUS GBTC ETF	0.50%
Simplify US Equity PLUS Upside Convexity ETF	0.50%
Simplify US Small Cap PLUS Downside Convexity ETF	0.50%
Simplify Volt Cloud and Cybersecurity Disruption ETF	0.95%
Simplify Volt RoboCar Disruption and Tech ETF	0.95%
Simplify Macro Strategy ETF	0.75%
Simplify Managed Futures Strategy ETF	0.75%
Simplify Volatility Premium ETF	0.50%

The Adviser for the Funds below has contractually agreed, until at least October 31, 2022, to waive its management fees and/or pay or absorb each Fund’s expenses, in order to limit the amount of “Specified Expenses” borne by each Fund to 0.25% of the Fund’s average daily net assets. “Specified Expenses” means all ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year/period ended June 30, 2022, the Adviser waived expenses of the Funds as follows:

Expenses
Fund	Waived
Simplify Developed Ex-US PLUS Downside Convexity ETF	$32,273
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	6,864
Simplify Nasdaq 100 PLUS Convexity ETF	22,537
Simplify Nasdaq 100 PLUS Downside Convexity ETF	33,616
Simplify US Equity PLUS Convexity ETF	240,785
Simplify US Equity PLUS Downside Convexity ETF	985,654
Simplify US Equity PLUS Upside Convexity ETF	33,708
Simplify US Small Cap PLUS Downside Convexity ETF	3,682

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

The Adviser for the Funds below has contractually agreed, until at least October 31, 2023, to waive its management fees and/or pay or absorb each Fund’s expenses, in order to limit the amount of “Specified Expenses” borne by each Fund to 0.25% of the Fund’s average daily net assets. “Specified Expenses” means all ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the period ended June 30, 2022, the Adviser waived expenses of the Fund as follows:

Expenses
Fund	Waived
Simplify Aggregate Bond PLUS Credit Hedge ETF	$1,118
Simplify High Yield PLUS Credit Hedge ETF	21,199

The Adviser for the Fund below has contractually agreed, until at least October 31, 2022, to waive its management fees and/or pay or absorb each Fund’s expenses, in order to limit the amount of “Specified Expenses” borne by each Fund to 0.15% of the Fund’s average daily net assets. “Specified Expenses” means all ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year ended June 30, 2022, the Adviser waived expenses of the Fund as follows:

Expenses
Fund	Waived
Simplify Risk Parity Treasury ETF	$24,822

The Adviser for the Fund below has contractually agreed, until at least October 31, 2022, to waive its management fees and/or pay or absorb each Fund’s expenses, in order to limit the amount of “Specified Expenses” borne by each Fund to 0.50% of the Fund’s average daily net assets. “Specified Expenses” means all ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), non-affiliated acquired fund fees and expenses, and expenses incidental to a meeting of the Fund’s shareholders. The agreement may only be terminated by the Board on 60 days’ written notice to the Adviser. For the year ended June 30, 2022, the Adviser waived expenses of the Fund as follows:

Expenses
Fund	Waived
Simplify Tail Risk Strategy ETF	$104,956

The Adviser has agreed to waive any portion of its management fee earned by investing a Fund’s assets invested in an affiliated fund. The affiliated funds fee waivers are not subject to recoupment. For the year ended June 30, 2022, the affiliated funds fees waived by the Adviser are as follows:

Affiliated Fees
Fund	Waived
Simplify Tail Risk Strategy ETF	$140,170
Simplify Macro Strategy ETF	1,415

The Adviser may recoup from a Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to these agreements (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. As of June 30, 2022, the Adviser may potentially recoup the following amounts from the Funds listed below:

	Expires June 30,
Fund	2024	2025
Simplify Aggregate Bond PLUS Credit Hedge ETF	$—	$1,118
Simplify Developed Ex-US PLUS Downside Convexity ETF	—	32,273
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	—	6,864
Simplify High Yield PLUS Credit Hedge ETF	—	21,199
Simplify Nasdaq 100 PLUS Convexity ETF	—	22,537
Simplify Nasdaq 100 PLUS Downside Convexity ETF	—	33,616
Simplify Risk Parity Treasury ETF	3,785	24,822
Simplify Tail Risk Strategy ETF	3,357	104,956
Simplify US Equity PLUS Convexity ETF	134,087	240,785
Simplify US Equity PLUS Downside Convexity ETF	164,985	985,654
Simplify US Equity PLUS Upside Convexity ETF	11,894	33,708
Simplify US Small Cap PLUS Downside Convexity ETF	—	3,683

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and directly impact the NAV per share of each Fund.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for each Fund.

Foreside Financial Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of a Fund. Foreside Fund Officer Services, LLC a related party to the Distributor also serves as the Trust’s Compliance Officer.

A Trustee and certain Officers of the Trust are also employees of the Adviser and/or the Distributor.

7. Investment Transactions

Purchases and sales of securities, other than short-term securities, U.S. Government Securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond PLUS Credit Hedge ETF	$201,143	$143,966
Simplify Developed Ex-US PLUS Downside Convexity ETF	1,370,404	1,009,309
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	122,274	215,966
Simplify Health Care ETF	36,584,402	36,477,718
Simplify Hedged Equity ETF	12,144,958	364,754
Simplify High Yield PLUS Credit Hedge ETF	281,698	6,981,432
Simplify Interest Rate Hedge ETF	—	—
Simplify Nasdaq 100 PLUS Convexity ETF	648,146	604,203
Simplify Nasdaq 100 PLUS Downside Convexity ETF	1,007,475	872,158
Simplify Risk Parity Treasury ETF	—	—
Simplify Tail Risk Strategy ETF	102,007,262	58,433,569
Simplify US Equity PLUS Convexity ETF	2,668,479	6,992,990
Simplify US Equity PLUS Downside Convexity ETF	33,868,999	18,475,290
Simplify US Equity PLUS GBTC ETF	6,118,953	7,984,356
Simplify US Equity PLUS Upside Convexity ETF	582,535	587,053
Simplify US Small Cap PLUS Downside Convexity ETF	163,937	63,436
Simplify Volt Cloud and Cybersecurity Disruption ETF	27,196,833	28,272,921
Simplify Volt RoboCar Disruption and Tech ETF	13,525,915	12,835,038
Simplify Macro Strategy ETF	866,181	278,228
Simplify Managed Futures Strategy ETF	—	—
Simplify Volatility Premium ETF	164,863,269	73,618,457

Securities received and delivered in-kind through subscriptions and redemptions were as follows:

Fund	Purchases	Sales
Simplify Aggregate Bond PLUS Credit Hedge ETF	$1,177,352	$—
Simplify Developed Ex-US PLUS Downside Convexity ETF	44,173,167	20,848,378
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	8,432,616	—
Simplify Health Care ETF	104,530,169	64,413,453
Simplify Hedged Equity ETF	30,877,862	1,257,522
Simplify High Yield PLUS Credit Hedge ETF	7,155,899	—
Simplify Interest Rate Hedge ETF	36,061,877	—
Simplify Nasdaq 100 PLUS Convexity ETF	14,153,683	9,120,659
Simplify Nasdaq 100 PLUS Downside Convexity ETF	27,029,346	5,402,600
Simplify Risk Parity Treasury ETF	21,226,661	19,984,289
Simplify Tail Risk Strategy ETF	60,361,057	3,820,606
Simplify US Equity PLUS Convexity ETF	39,618,403	50,915,637
Simplify US Equity PLUS Downside Convexity ETF	387,957,896	125,284,180
Simplify US Equity PLUS GBTC ETF	13,451,264	8,193,495
Simplify US Equity PLUS Upside Convexity ETF	11,734,216	7,130,852
Simplify US Small Cap PLUS Downside Convexity ETF	4,584,381	1,142,831
Simplify Volt Cloud and Cybersecurity Disruption ETF	8,837,458	1,227,485
Simplify Volt RoboCar Disruption and Tech ETF	4,730,248	1,136,209

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Fund	Purchases	Sales
Simplify Macro Strategy ETF	$4,871,008	$—
Simplify Managed Futures Strategy ETF	—	—
Simplify Volatility Premium ETF	—	557,414

Purchases and sales of long term U.S. Government Securities were as follows:

Fund	Purchases	Sales
Simplify Interest Rate Hedge ETF	$55,296,727	$2,310,083
Simplify Risk Parity Treasury ETF	25,357,695	23,980,575
Simplify Volatility Premium ETF	164,863,269	67,437,883

8. Fund Share Transactions

The Funds issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Each Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because each Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units. In addition to the fixed transaction fee, the Funds may charge an additional maximum 3% of the amount invested variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

9. Federal Income Taxes

For the year/period ended June 30, 2022, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind, non-deductible excise tax paid, prior year true ups, distributions in excess, return of capital distributions, and controlled foreign corporations income reversal.

Fund	Distributable earnings (loss)	Paid-in Capital
Simplify Aggregate Bond PLUS Credit Hedge ETF	$—	$—
Simplify Developed Ex-US PLUS Downside Convexity ETF	411,772	(411,772)
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	—	—
Simplify Health Care ETF	1,120,612	(1,120,612)
Simplify Hedged Equity ETF	(8,436)	8,436
Simplify High Yield PLUS Credit Hedge ETF	—	—
Simplify Interest Rate Hedge ETF	4	(4)
Simplify Nasdaq 100 PLUS Convexity ETF	255,603	(255,603)
Simplify Nasdaq 100 PLUS Downside Convexity ETF	(4,804)	4,804
Simplify Risk Parity Treasury ETF	1,001,378	(1,001,378)
Simplify Tail Risk Strategy ETF	121,755	(121,755)
Simplify US Equity PLUS Convexity ETF	(5,269,795)	5,269,795
Simplify US Equity PLUS Downside Convexity ETF	(12,301,519)	12,301,519
Simplify US Equity PLUS GBTC ETF	(569,178)	569,178
Simplify US Equity PLUS Upside Convexity ETF	(1,238,654)	1,238,654
Simplify US Small Cap PLUS Downside Convexity ETF	2,479	(2,479)
Simplify Volt Cloud and Cybersecurity Disruption ETF	(250,245)	250,245
Simplify Volt RoboCar Disruption and Tech ETF	(43,754)	43,754
Simplify Macro Strategy ETF	(245)	245
Simplify Managed Futures Strategy ETF	(166,726)	166,726
Simplify Volatility Premium ETF	4,329,329	(4,329,329)

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

The tax character of dividends and distributions declared for the year/period ended June 30, 2022 were as follows:

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify Aggregate Bond PLUS Credit Hedge ETF	$6,769	$—	$—
Simplify Developed Ex-US PLUS Downside Convexity ETF	383,771	—	—
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	84,731	—	—
Simplify Health Care ETF	85,814	—	—
Simplify Hedged Equity ETF	163,205	—	—
Simplify High Yield PLUS Credit Hedge ETF	267,687	—	128,698
Simplify Interest Rate Hedge ETF	40,085	—	—
Simplify Nasdaq 100 PLUS Convexity ETF	31,936	—	1,341
Simplify Nasdaq 100 PLUS Downside Convexity ETF	52,120	—	—
Simplify Risk Parity Treasury ETF	204,525	—	—
Simplify Tail Risk Strategy ETF	962,486	—	2,924,115
Simplify US Equity PLUS Convexity ETF	1,474,658	—	—
Simplify US Equity PLUS Downside Convexity ETF	5,375,711	—	—
Simplify US Equity PLUS GBTC ETF	1,475,693	866,405	—
Simplify US Equity PLUS Upside Convexity ETF	298,034	124,394	—
Simplify US Small Cap PLUS Downside Convexity ETF	11,712	—	—
Simplify Volt Cloud and Cybersecurity Disruption ETF	1,112,253	—	—
Simplify Volt RoboCar Disruption and Tech ETF	18,979	—	12,160
Simplify Macro Strategy ETF	2,773	—	—
Simplify Volatility Premium ETF	123,628	—	11,320,688

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The tax character of dividends and distributions declared for the year/period ended June 30, 2021 were as follows:

Fund	Ordinary Income*	Long -Term Capital Gains	Return of Capital
Simplify Nasdaq 100 PLUS Convexity ETF	$7,396	$—	$—
Simplify Nasdaq 100 PLUS Downside Convexity ETF	6,111	—	—
Simplify US Equity PLUS Convexity ETF	723,257	—	—
Simplify US Equity PLUS Downside Convexity ETF	1,009,141	—	—
Simplify US Equity PLUS GBTC ETF	177,430	—	—
Simplify US Equity PLUS Upside Convexity ETF	65,305	—	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of June 30, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Aggregate Bond PLUS Credit Hedge ETF	$7,943	$—	$—	$(75,769)	$—	$—	$(67,826)
Simplify Developed Ex-US PLUS Downside Convexity ETF	—	—	—	(3,808,840)	(1,535,677)	—	(5,344,517)
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	5	—	—	(960,187)	(290,872)	—	(1,251,054)
Simplify Health Care ETF	9,558	—	—	(3,593,780)	(2,348,312)	—	(5,932,534)
Simplify Hedged Equity ETF	1,320,841	1,980,731	—	(5,438,372)	—	—	(2,136,800)
Simplify High Yield PLUS Credit Hedge ETF	—	—	—	(8,826)	(2,936,381)	—	(2,945,207)
Simplify Interest Rate Hedge ETF	40,754	—	—	51,377,241	(3,805,662)	—	47,612,333

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences(a)	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Post-October / Late-year Ordinary Loss Deferrals	Distributable earnings (loss)
Simplify Nasdaq 100 PLUS Convexity ETF	$—	$—	$—	$(2,154,427)	$(374,880)	$—	$(2,529,307)
Simplify Nasdaq 100 PLUS Downside
Convexity ETF	—	—	(2)	(5,156,758)	(511,861)	—	(5,668,621)
Simplify Risk Parity Treasury ETF	7,026	—	—	(1,715)	(10,964,996)	—	(10,959,685)
Simplify Tail Risk Strategy ETF	—	—	(1,314,075)	(4,477,465)	(5,829,291)	—	(11,620,831)
Simplify US Equity PLUS Convexity ETF	—	—	—	(8,567,636)	(2,148,250)	—	(10,715,886)
Simplify US Equity PLUS Downside Convexity ETF	—	—	—	(63,105,066)	(10,152,272)	—	(73,257,338)
Simplify US Equity PLUS GBTC ETF	—	—	—	(16,270,744)	—	(4,101,372)	(20,372,116)
Simplify US Equity PLUS Upside Convexity ETF	20,993	—	(65,174)	(1,774,583)	—	(438,690)	(2,257,454)
Simplify US Small Cap PLUS Downside Convexity ETF	—	—	—	(547,443)	(63,106)	—	(610,549)
Simplify Volt Cloud and Cybersecurity Disruption ETF	—	—	—	(6,218,186)	—	(2,693,586)	(8,911,772)
Simplify Volt RoboCar Disruption and Tech ETF	—	—	—	(1,633,149)	(2,793,951)	—	(4,427,100)
Simplify Macro Strategy ETF	790	—	—	(270,543)	(72,028)	—	(341,781)
Simplify Managed Futures Strategy ETF	1,636,869	—	(1,642,255)	1,550,040	(337,047)	—	1,207,607
Simplify Volatility Premium ETF	—	—	—	(1,938,980)	—	(678,323)	(2,617,303)

(a)	The temporary book/tax differences was attributable primarily dividend payable, straddles deferral and Subpart F income.

At June 30, 2022, gross unrealized appreciation and depreciation of investments owned by each Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Simplify Aggregate Bond PLUS Credit Hedge ETF	$1,253,018	$275,780	$(351,549)	$(75,769)
Simplify Developed Ex-US PLUS Downside Convexity ETF	23,474,516	151,964	(3,960,804)	(3,808,840)
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	8,420,809	6,388	(966,575)	(960,187)
Simplify Health Care ETF	36,754,469	761,218	(4,354,998)	(3,593,780)
Simplify Hedged Equity ETF	43,441,185	56,462	(5,494,834)	(5,438,372)
Simplify High Yield PLUS Credit Hedge ETF	22,989,528	57,851	(66,677)	(8,826)
Simplify Interest Rate Hedge ETF	127,921,126	58,236,087	(6,858,846)	51,377,241
Simplify Nasdaq 100 PLUS Convexity ETF	7,286,164	16,713	(2,171,140)	(2,154,427)
Simplify Nasdaq 100 PLUS Downside Convexity ETF	24,941,132	96,367	(5,253,125)	(5,156,758)
Simplify Risk Parity Treasury ETF	28,730,422	—	(1,715)	(1,715)
Simplify Tail Risk Strategy ETF	109,290,738	5,875,829	(10,353,294)	(4,477,465)
Simplify US Equity PLUS Convexity ETF	69,824,399	245,473	(8,813,109)	(8,567,636)
Simplify US Equity PLUS Downside Convexity ETF	508,919,678	3,552,724	(66,657,790)	(63,105,066)
Simplify US Equity PLUS GBTC ETF	100,145,847	111,948	(16,382,692)	(16,270,744)
Simplify US Equity PLUS Upside Convexity ETF	13,807,746	2,817	(1,777,400)	(1,774,583)
Simplify US Small Cap PLUS Downside Convexity ETF	3,592,648	13,886	(561,329)	(547,443)
Simplify Volt Cloud and Cybersecurity Disruption ETF	9,238,936	41,065	(6,259,251)	(6,218,186)
Simplify Volt RoboCar Disruption and Tech ETF	5,206,642	37,358	(1,670,507)	(1,633,149)
Simplify Macro Strategy ETF	6,448,375	108,571	(379,114)	(270,543)
Simplify Managed Futures Strategy ETF	20,706,883	1,556,541	(7,594)	1,548,947
Simplify Volatility Premium ETF	96,977,377	24,219	(1,497,994)	(1,473,775)

The differences between book-basis and tax-basis components of net assets are primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments, section 1256 mark-to-market treatment of derivatives and return of capital basis adjustments from underlying investments.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

At June 30, 2022, for federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Total Amount
Simplify Developed Ex-US PLUS Downside Convexity ETF	$1,535,677	$—	$1,535,677
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	290,872	—	290,872
Simplify Health Care ETF	2,348,312	—	2,348,312
Simplify High Yield PLUS Credit Hedge ETF	2,885,885	50,496	2,936,381
Simplify Interest Rate Hedge ETF	3,805,662	—	3,805,662
Simplify Nasdaq 100 PLUS Convexity ETF	275,318	99,562	374,880
Simplify Nasdaq 100 PLUS Downside Convexity ETF	425,623	86,238	511,861
Simplify Risk Parity Treasury ETF	5,407,939	5,557,057	10,964,996
Simplify Tail Risk Strategy ETF	5,076,645	752,646	5,829,291
Simplify US Equity PLUS Convexity ETF	1,364,136	784,114	2,148,250
Simplify US Equity PLUS Downside Convexity ETF	8,130,270	2,022,002	10,152,272
Simplify US Small Cap PLUS Downside Convexity ETF	63,106	—	63,106
Simplify Volt RoboCar Disruption and Tech ETF	2,592,784	201,167	2,793,951
Simplify Macro Strategy ETF	37,644	34,384	72,028
Simplify Managed Futures Strategy ETF	233,053	103,994	337,047

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. At June 30 2022, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses:

Fund	Capital Post- October Losses	Late-year ordinary Losses
Simplify US Equity PLUS GBTC ETF	$4,101,372	$—
Simplify US Equity PLUS Upside Convexity ETF	438,690	—
Simplify Volt Cloud and Cybersecurity Disruption ETF	2,653,407	40,179
Simplify Volatility Premium ETF	678,323	—

10. Coronavirus (COVID-19) Global Pandemic

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment.

11. London Interbank Offered Rate (LIBOR) Risk

LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund’s Pay Fixed Swaptions contracts currently include exposure to LIBOR. These swaptions grant the fund the right but not the obligation to enter into cleared swaps with terms starting in May of 2028 under which the fund pays a fixed rate in exchange for receiving periodic floating rate payments based on 3 month USD LIBOR. The industry currently anticipates the conversion of all LIBOR based instruments to SOFR based instruments in June 2023 or sooner.

Since 2017, the UK’s Financial Conduct Authority has been working towards the cessation of LIBOR at the end of December 2021. In November 2020, though, the administrator of the U.S. Dollar Libor benchmarks, the ICE Benchmark Administration, extended the retirement date for most US Dollar LIBOR rates until June 2023. Regulators and industry working groups have suggested numerous alternative reference rates to LIBOR. Leading alternatives include Sonia in the UK, €STR in the EU, Tonar in Japan, and in the U.S., the NY Fed has been working to develop the Secured Overnight Financing Rate (SOFR). Global consensus is still coalescing around the transition to a new reference rate and the process for amending existing contracts. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Simplify Exchange Traded Funds

Notes to Financial Statements (Continued)

June 30, 2022

12. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statement.

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Simplify Exchange Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities or consolidated statements of assets and liabilities, including the schedules of investments or consolidated schedules of investments, of Simplify Exchange Traded Funds comprising the funds listed below (the “Funds”) as of June 30, 2022, the related statements of operations or consolidated statements of operations and cash flows (as applicable), the statements of changes in net assets or consolidated statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of their operations and cash flows (as applicable), the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Statements of
	Operations and	Statement(s) of
	Cash Flows	Changes in Net
Fund Name	(as applicable)	Assets	Financial Highlights
Simplify Nasdaq 100 PLUS Convexity ETF and Simplify Nasdaq 100 PLUS Downside Convexity ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and for the period from December 11, 2020 (commencement of operations) through June 30, 2021
Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, and Simplify US Equity PLUS Upside Convexity ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and for the period from September 4, 2020 (commencement of operations) through June 30, 2021
Simplify Volt Cloud and Cybersecurity Disruption ETF and Simplify Volt RoboCar Disruption and Tech ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and for the period from December 29, 2020 (commencement of operations) through June 30, 2021
Simplify Interest Rate Hedge ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and for the period from May 11, 2021 (commencement of operations) through June 30, 2021
Simplify US Equity PLUS GBTC ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and for the period from May 25, 2021 (commencement of operations) through June 30, 2021
Simplify Volatility Premium ETF	Consolidated for the year ended June 30, 2022	Consolidated for the year ended June 30, 2022 and for the period from May 13, 2021 (commencement of operations) through June 30, 2021
Simplify Health Care ETF	For the period from October 8, 2021 (commencement of operations) through June 30, 2022
Simplify Emerging Markets Equity PLUS Downside Convexity ETF, Simplify US Small Cap PLUS Downside Convexity ETF, and Simplify Developed Ex-US PLUS Downside Convexity ETF	For the period from January 11, 2021 (commencement of operations) through June 30, 2022
Simplify Risk Parity Treasury ETF	For the period from September 28, 2021 (commencement of operations) through June 30, 2022
Simplify Tail Risk Strategy ETF	For the period from September 14, 2021 (commencement of operations) through June 30, 2022
Simplify Hedged Equity ETF	For the period from November 2, 2021 (commencement of operations) through June 30, 2022
Simplify Macro Strategy ETF	Consolidated statement of operations, statement of changes in net assets, and financial highlights for the period May 17, 2022(commencement of operations) through June 30, 2022
Simplify High Yield PLUS Credit Hedge ETF and Simplify Aggregate Bond PLUS Credit Hedge ETF	For the period from February 15, 2022 (commencement of operations) through June 30, 2022
Simplify Managed Futures Strategy ETF	Consolidated statement of operations, statement of changes in net assets, and financial highlights for the period March 8, 2022 (commencement of operations) through June 30, 2022

Simplify Exchange Traded Funds

Report of Independent Registered Public Accounting Firm(Continued)

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2022

Simplify Exchange Traded Funds

Trustees and Officers (Unaudited)

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 54 W 40th St, New York, NY 10018. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 54 W 40th St, New York, NY 10018.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupations during the Past 5 Years	Number of Portfolios during Fund Complex** Overseen by Trustee	Other Directorships Held during the Past 5 Years
Christopher Caltagirone Year of Birth: 1971	Independent Trustee	Deputy Sheriff, Ravalli County Sheriff’s Department (2019 to Present); Unemployed (2015 to 2019); Portfolio Manager, PIMCO (2006 to 2015)	21	None
Craig Enders Year of Birth: 1968	Independent Trustee	Professor, University of California Los Angeles (2015 to Present)	21	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present)	21	None

Interested Trustee and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupations during the Past 5 Years	Number of Portfolios during Fund Complex** Overseen by Trustee	Other Directorships Held during the Past 5 Years
Paul Kim Year of Birth: 1977	Trustee, President and Treasurer since 2020	Co-Founder, Simplify Asset Management Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020)	21	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2016).	N/A	N/A
James Nash Year of Birth: 1981	Chief Compliance Officer since 2020	Director, Foreside Financial Group, LLC (2016 to Present); Regulatory Administration Advisor, JP Morgan Chase & Co. (2014 to 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the funds in the Trust.

Each Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-772-8488.

Simplify Exchange Traded Funds

Board Consideration in Approval of Investment Advisory (Unaudited)

Simplify Aggregate Bond PLUS Credit Hedge ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Macro Strategy ETF, and Simplify Managed Futures Strategy ETF (and subsidiary)

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on November 5, 2021 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Simplify Asset Management Inc. (“Simplify”) and the Trust, with respect to Simplify Aggregate Bond PLUS Credit Hedge ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Macro Strategy ETF, and Simplify Managed Futures Strategy ETF (and its subsidiary) (each a “Fund” and collectively, the “Funds”); and a sub-advisory agreement between Simplify and Altis Partners (Jersey) Limited (“Altis”) with respect to Simplify Managed Futures Strategy ETF and a trading advisory agreement with respect to its subsidiary.

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreements. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the agreements on behalf of the Funds and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the agreements.

Nature, Extent and Quality of Services. The Trustees noted that Simplify was founded in 2020, managed approximately $1 billion in assets, and specialized in offering a variety of investment strategies that incorporated various derivative overlays. They reviewed the background information of the key investment personnel that would be responsible for servicing the New Funds and noted the extensive industry experience with derivatives. The Trustees discussed Simplify’s research process and acknowledged the process allowed Simplify to rebalance the New Funds tactically and strategically. They commented that Simplify delegated execution of the Simplify Managed Futures Strategy to a sub-adviser but maintained oversight of the sub-adviser’s investment activities, monitored the Fund’s risk characteristics, and ensured that the Fund’s strategy remained in compliance with the Fund’s prospectus. They noted that Simplify retained ultimate authority but collaborated with the sub-adviser to select broker-dealers and discussed the adviser’s multi-factor process for broker-dealer selection. The Trustees considered the growth in the size and number of funds in the Trust, observed that the adviser had sufficient resources to service the New Funds, and concluded that Simplify was expected to provide high quality service to the New Funds and their respective shareholders.

Performance

Simplify Macro Strategy ETF

The Trustees reviewed the investment objective of the Simplify Macro Strategy ETF and the results of Simplify’s back-tested performance data. They discussed what the Fund would have returned over the one, five-year, ten-year, and since inception periods noting that the Fund would have outperformed its anticipated benchmark for the one-year, five-year, ten-year and since inceptions periods.

Simplify Aggregate Bond PLUS Credit Hedge ETF

The Trustees reviewed the investment objective of the Simplify Aggregate Bond PLUS ETF and the results of Simplify’s back-tested performance data. They noted what the Fund would have returned over the one-year, five-year, ten-year, and since inception periods. The Trustees discussed the back-tested data provided by Simplify and further noted that the Fund would have outperformed its anticipated benchmark over the five-year, ten-year, and since inceptions periods.

Simplify High Yield PLUS Credit Hedge ETF

The Trustees reviewed the investment objective of the Simplify High Yield PLUS Credit Hedge ETF and the results of Simplify’s back-tested performance data. They noted what the Fund would have returned over the one, five-year, ten-year, and since inception periods. The Trustees discussed the back-tested data provided by Simplify and acknowledged that the Fund would have outperformed its anticipated benchmark for the five-year, ten-year, and since inceptions periods.

Simplify Managed Futures Strategy ETF

The Trustees reviewed the investment objective of the Simplify Managed Futures Strategy ETF and the results of Simplify’s back-tested performance data. The Trustees discussed the back-tested data provided by Simplify and commented that the Fund would have outperformed its anticipated benchmark for the five-year, ten-year, and since inceptions periods.

The Trustees acknowledged the limitations of back-tested performance data and noted that (i) in generating the data, no market risk was involved because no actual trading was done; (ii) because the data was created with the benefit of hindsight, it may be difficult to account for all factors that would have affected Simplify’s decision-making process; (iii) assumptions used to generate the data may not be indicative of current or future market conditions and (iv) due to the benefit of hindsight, back-tested performance tends to show favorable results. Taking all factors into consideration, the Trustees concluded that Simplify had the tools to deliver favorable returns to the shareholders of each New Fund.

Simplify Exchange Traded Funds

Board Consideration in Approval of Investment Advisory (Unaudited) (Continued)

Fees and Expenses

Simplify Macro Strategy ETF

The Trustees acknowledged that the Fund’s had a proposed advisory fee and net expense ratio of 0.75%. The Trustees noted that the proposed advisory fee was higher than the Fund’s peer group average advisory fee and Morningstar category average advisory fee but within the range of both comparison groups. They further noted that the Fund’s net expense ratio was higher than the Fund’s peer group average net expense ratio but lower than the Morningstar category average. The Trustees acknowledged that Simplify attributed the slightly higher advisory fee to its use of active management and allocation to a variety of asset classes. The Trustees agreed that the proposed advisory fee was not unreasonable.

Simplify Aggregate Bond PLUS Credit Hedge ETF

The Trustees acknowledged that the Fund’s had a proposed advisory fee and net expense ratio of 0.50% and 0.29%, respectively. The Trustees noted that the proposed advisory fee was higher than the Fund’s peer group average advisory fee and Morningstar category average advisory fee. They further noted that the proposed advisory fee was within the overall range of fees for the Fund’s peer group and Morningstar category. They further noted that the Fund’s net expense ratio was higher than the Fund’s peer group average net expense ratio but lower than the Fund’s Morningstar category average expense ratio. They acknowledged that Simplify agreed to enter into an expense limitation agreement in order to limit the Fund’s expenses to 0.25% of the Fund’s average daily net assets until at least October 31, 2023. The Trustees agreed that the proposed advisory fee was not unreasonable.

Simplify High Yield PLUS Credit Hedge ETF

The Trustees acknowledged that the Fund’s had a proposed advisory fee and net expense ratio of 0.50%. The Trustees noted that the proposed advisory fee was lower than the Fund’s peer group average advisory fee but higher than the Fund’s Morningstar category average advisory fee. They further noted that the Fund’s net expense ratio was lower than the Fund’s peer group average net expense ratio but higher than the Morningstar category average expense ratio. The Trustees agreed that the proposed advisory fee was not unreasonable.

Simplify Managed Futures Strategy ETF

The Trustees acknowledged that the Fund’s had a proposed advisory fee and net expense ratio of 0.75%. The Trustees noted that the proposed advisory fee and net expense ratio were both lower than the Fund’s peer group and Morningstar category. They considered the sub-advisory fee and the allocation of duties between the adviser and trading sub-adviser. The Trustees agreed that the proposed advisory fee was not unreasonable.

Profitability

The Trustees reviewed the profit analysis provided by Simplify. They noted that because each New Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. They further noted that Simplify projected making a profit in connection with each new Fund if estimated asset levels were achieved, and that the estimated profit levels of the New Funds varied due to projections on asset levels. They reasoned that based on the information provided by Simplify, the estimated profitability was not excessive with respect to any of the New Funds.

Economies of Scale

The Trustees considered whether economies of scale would likely be realized by Simplify during the initial term of the proposed advisory agreement. They noted that Simplify had agreed to consider breakpoints for each new Fund once assets reached a certain level. Based on these and other considerations, the Trustees agreed that the proposed arrangements were acceptable and would be reconsidered at the first contract renewal in two years.

Conclusion

Having requested and received such information from Simplify as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the advisory agreement was in the best interest of each New Fund and its future shareholders.

Simplify Managed Futures Strategy ETF Only - Sub-Advisory Agreement (Altis Partners (Jersey) Limited)

Nature, Extent and Quality of Services. The Trustees noted that Altis specialized in offering a variety of managed futures portfolios. They reviewed the background information of the key investment personnel that would be responsible for servicing the Fund and noted their extensive industry experience. The Trustees discussed Atlis’ research process and acknowledged the process allowed Altis to design portfolios that were scalable and reactive to changing market conditions. They commented that Altis was regulated by the Jersey Financial Services Commission, was a member of the National Futures Association, and registered with the CFTC. They noted that Altis would recommend broker-dealers for trade execution but Simplify ultimately remained responsible for broker-dealer selection. The Trustees observed that Altis had sufficient experience to service the Fund, and concluded that Altis was expected to provide high quality service to the Simplify Managed Futures Strategy ETF and its shareholders.

Simplify Exchange Traded Funds

Board Consideration in Approval of Investment Advisory (Unaudited) (Continued)

Performance

The Trustees reviewed the results of Atlis’ back-tested performance data. They noted that the back-tested data indicated that the futures portfolio would have provided positive returns over the one, five-year, ten-year, and since inception periods. The Trustees discussed the back-tested data provided by Altis and noted that the futures portfolio outperformed its benchmark for the five-year and since inception periods. They acknowledged the limitations of back-tested performance data, and concluded that the Atlis strategy was acceptable.

Fees and Expenses

The Trustees acknowledged that Simplify, rather than the Fund, would pay Altis a sub-advisory fee equal to 0.25% of the net assets allocated to Altis. They reviewed the fees typically charged by Altis for managing similar accounts and noted that the Fund’s sub-advisory fee was lower than the amounts typically charged by Altis. The Trustees agreed that the proposed sub-advisory fee was not unreasonable.

Profitability

The Trustees reviewed the profit analysis provided by Altis. They noted that because the Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. They further noted that Altis projected making a profit in connection with the Fund if estimated asset levels were achieved. They reasoned that based on the information provided by the Altis, the estimated profitability was not excessive.

Economies of Scale

The Trustees considered whether Altis would realize economies of scale with respect to the sub-advisory services provided to the Fund. The Trustee agreed that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion

Having requested and received such information from Altis as the Trustees believed to be reasonably necessary to evaluate the terms of the trading advisory agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the trading advisory agreement was in the best interest of the Fund and its future shareholders.

Simplify Managed Futures Strategy ETF Only - Management Agreement and Trading Advisory Agreement with respect to Cayman Controlled Foreign Corporation (Simplify Managed Futures Strategy Cayman Fund)

The Trustees concluded that their prior deliberations with respect to the investment advisory agreement and sub-advisory agreement with respect to the Simplify Managed Futures Strategy ETF applied as well to the management agreement (the “Cayman Agreement”) between the Adviser and the Simplify Managed Futures Strategy Cayman Fund (the “Cayman Subsidiary”) and a trading advisory agreement between Altis and the Cayman Subsidiary (“Cayman Trading Agreement”). Having requested and received such information from Simplify and Altis as the Trustees believed to be reasonably necessary to evaluate the terms of the agreements with respect to the Cayman Subsidiary, and as assisted by the advice of independent counsel, the Trustees determined that approval of the Cayman Agreement and Cayman Trading Agreement was in the best interest of the Fund and its subsidiary.

Simplify Macro Strategy ETF subsidiary

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on April 15, 2022 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a management agreement between Simplify Asset Management Inc. (“Simplify” or “Adviser”) and the subsidiary of Simplify Macro Strategy ETF (“Cayman Subsidiary”).

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreements. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements on behalf of the Funds and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the agreements.

It was the consensus of the Trustees that their deliberations at November 5, 2021 meeting of the Board, as presented in the minutes of that meeting, remained relevant and equally applicable to the Cayman Subsidiary, and should be considered part of the record of this Meeting.

Simplify Exchange Traded Funds

Board Consideration in Approval of Investment Advisory (Unaudited) (Continued)

An officer of the Trust who is also an officer of Simplify advised the Trustees that the Fund wished to utilize a wholly-owned Cayman Island based subsidiary to execute a portion of its investment strategy related to alternative ETFs and commodity-linked derivatives in accordance with applicable tax rules and regulations that apply to the Fund. He noted that pursuant to the SEC’s guidance, an investment advisory agreement with a subsidiary must also be approved by the Board in conformity with the principals of Section 15(c) of the 1940 Act. He then reminded the Trustees that at the Board meeting held on November 5, 2021, the Trustees, after having requested and received all information from Simplify as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement and as assisted by the advice of independent counsel, determined that approval of the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser was in the best interest of the Fund and its future shareholders. He indicated that the Adviser represented that it would provide the same nature, extent and quality of services to the Cayman Subsidiary as it provided to the Fund and that it believed that satisfactory performance would be attained by the Cayman Subsidiary and that the management fee and net expenses remained reasonable when compared to various Morningstar categories and other peer groups. He then stated that the Adviser remained financially sound in its ability to operate as a going concern and meet its obligations to the Fund and the Cayman Subsidiary, and that it was not excessively profitable when compared to the industry norms. He then stated that the Adviser would not receive additional fees for advising the Cayman Subsidiary, noting that the Adviser undertook to revisit economies of scale as the Fund grew. Trust legal counsel discussed the rationale of utilizing a Cayman subsidiary, and a discussion ensued.

Having requested and received such information from Simplify as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreement with the Cayman Subsidiary, and as assisted by the advice of independent counsel, the Trustees determined that approval of the management agreement was in the best interest of the Fund and its subsidiary.

Simplify Emerging Markets Equity PLUS Downside Convexity ETF, Simplify US Small Cap PLUS Downside Convexity ETF, Simplify Developed Ex-US PLUS Downside Convexity ETF, Simplify Health Care ETF, Simplify Risk Parity Treasury ETF, Simplify Tail Risk Strategy ETF, and Simplify Hedged Equity ETF

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Simplify Exchange Traded Funds (the “Trust”) held on August 17, 2021 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Simplify Asset Management Inc. (“Simplify”) and the Trust, with respect to Simplify Emerging Markets Equity PLUS Downside Convexity ETF, Simplify US Small Cap PLUS Downside Convexity ETF, Simplify Developed Ex-US PLUS Downside Convexity ETF, Simplify Health Care ETF, Simplify Risk Parity Treasury ETF, Simplify Tail Risk Strategy ETF, and Simplify Hedged Equity ETF (each a “Fund” and collectively, the “Funds”).

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the agreement on behalf of the Funds and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the agreement.

Nature, Extent and Quality of Services. The Trustees noted that Simplify was founded in 2020 and specialized in the management of exchange traded funds (“ETFs”). They reviewed the background information of the key investment personnel that would be responsible for servicing the Funds, taking into consideration the team’s diverse financial industry experience. They considered Simplify’s ongoing research and analysis of ETFs as potential investments. The Trustees considered that Simplify would use a proprietary option overlay to enhance each Fund’s returns and protect against volatility. The Trustees noted that Simplify would monitor compliance with each Fund’s investment restrictions using pre-and post-trade spreadsheets as well as third-party service providers. They considered that Simplify utilizes multiple brokers and reviewed and evaluated best execution based on several factors. The Trustees concluded that Simplify had sufficient resources and robust portfolio management team capable of providing quality service to the Funds.

Performance

Simplify Emerging Markets Equity PLUS Downside Convexity ETF (“Emerging Markets ETF”)

The Trustees reviewed the investment objective of the Emerging Markets ETF and the results of Simplify’s back-tested performance data. They noted that the Emerging Markets ETF invests primarily in equity securities issued by, or tied economically to, companies in emerging markets and applying a convexity option overlay to the equity investments and would have returned 34.15%, 10.02%, 1.79% and 3.45% for the one-, five-, ten-year, and since inception periods ended June 30, 2021, respectively. The Trustees discussed the back-tested data provided by Simplify, noting that the Emerging Markets ETF underperformed its anticipated benchmarks for the one-year, five-year and since inceptions periods. They acknowledged the limitations of back-tested performance data, noting that (i) in generating the data, no market risk was involved because no actual trading was done; (ii) because the data was created with the benefit of hindsight, it may be difficult to account for all factors that would have affected Simplify’s decision-making process; (iii) assumptions used to generate the data may not be indicative of current or future market conditions and (iv) due to the benefit of hindsight, back-tested performance tends to show favorable results. The Trustees considered that the qualifications of the proposed portfolio managers were well positioned to manage the strategies proposed.

Simplify US Small Cap PLUS Downside Convexity ETF (“Small Cap ETF”)

The Trustees reviewed the investment objective of the Small Cap ETF and the results of Simplify’s back-tested performance data. They noted that the Small Cap ETF invests primarily in equity securities of U.S. small capitalization companies and applies a convexity option overlay strategy to the equity investments and would have returned 58.7%, 22.4%, 14.1% and 14.8% for the one-, five- and ten-year, and since inception periods ended June 30, 2021, respectively. The Trustees discussed the back-tested data provided by Simplify, noting that the Small Cap ETF outperformed its anticipated benchmarks for the five-, ten-year, and since inceptions periods. They acknowledged the limitations of back-tested performance data, noting that (i) in generating the data, no market risk was involved because no actual trading was done; (ii) because the data was created with the benefit of hindsight, it may be difficult to account for all factors that would have affected Simplify’s decision-making process; (iii) assumptions used to generate the data may not be indicative of current or future market conditions and (iv) due to the benefit of hindsight, back-tested performance tends to show favorable results. The Trustees considered that the qualifications of the proposed portfolio managers were well positioned to manage the strategies proposed.

Simplify Exchange Traded Funds

Board Consideration in Approval of Investment Advisory (Unaudited) (Continued)

Simplify Developed Ex-US PLUS Downside Convexity ETF (“Developed Convexity ETF”)

The Trustees reviewed the investment objective of the Developed Convexity ETF and the results of Simplify’s back-tested performance data. They noted that Developed Convexity ETF invests primarily in equity securities of companies listed on the MSCI EAFE Index and also applies a convexity option overlay strategy to the equity investments, and would have returned 28.6%, 14.0%, 6.8% and 8.1% for the one-, five-, ten-year, and since inception periods ended June 30, 2021, respectively. The Trustees discussed the back-tested data provided by Simplify, noting that the Developed Convexity ETF outperformed its anticipated benchmarks for the five-, ten-year, and since inceptions periods. They acknowledged the limitations of back-tested performance data, noting that (i) in generating the data, no market risk was involved because no actual trading was done; (ii) because the data was created with the benefit of hindsight, it may be difficult to account for all factors that would have affected Simplify’s decision-making process; (iii) assumptions used to generate the data may not be indicative of current or future market conditions and (iv) due to the benefit of hindsight, back-tested performance tends to show favorable results. The Trustees considered that the qualifications of the proposed portfolio managers were well positioned to manage the strategies proposed.

Simplify Health Care ETF (“Komen ETF”)

The Trustees reviewed the investment objective of the Komen ETF and considered the Komen ETF’s hypothetical back-tested performance. The Trustees acknowledged that the Komen ETF will invest in the equity securities of companies engaged in the research, development, production or distribution of products or services in the health sciences, and noted that no back testing was performed, therefore, no performance information was available for the Komen ETF. The Trustees considered that the qualifications of the proposed portfolio managers were well positioned to manage the strategies proposed.

Simplify Risk Parity Treasury ETF (“Risk Parity ETF”)

The Trustees reviewed the investment objective of the Risk Parity ETF and considered the Risk Parity ETF’s hypothetical back-tested performance and noted that the Fund will provide investment results, before fees and expenses, that correspond to two and a half times that of the 7-10 year U.S. Treasury Index on a calendar basis. They noted that the Risk Parity ETF will primarily buy and sell futures contracts and options on Treasury futures and would have returned 10.60%, 4.20%, 3.89% and 6.67% the one-, five-, ten-year, and since inception periods ended June 30, 2021, respectively. They acknowledged the limitations of back-tested performance data, noting that (i) in generating the data, no market risk was involved because no actual trading was done; (ii) because the data was created with the benefit of hindsight, it may be difficult to account for all factors that would have affected Simplify’s decision-making process; (iii) assumptions used to generate the data may not be indicative of current or future market conditions and (iv) due to the benefit of hindsight, back-tested performance tends to show favorable results. The Trustees considered that the qualifications of the proposed portfolio managers were well positioned to manage the strategies proposed.

Simplify Tail Risk Strategy ETF (“Tail Risk ETF”)

The Trustees reviewed the investment objective of the Tail Risk ETF and considered the Tail Risk ETF’s hypothetical back-tested performance and noted that the Tail Risk ETF invests in equity securities, ETFs, U.S. Treasuries and other derivative products with the objective of providing income and capital appreciation, while protecting against significant downside risk in equity-focused markets. They noted that the Tail Risk ETF would have returned 9.25%, 23,47%, and 11.44% for the one-, five-year, and since inception periods ended June 30, 2021, respectively. They acknowledged the limitations of back-tested performance data, noting that (i) in generating the data, no market risk was involved because no actual trading was done; (ii) because the data was created with the benefit of hindsight, it may be difficult to account for all factors that would have affected Simplify’s decision-making process; (iii) assumptions used to generate the data may not be indicative of current or future market conditions and (iv) due to the benefit of hindsight, back-tested performance tends to show favorable results. The Trustees considered that the qualifications of the proposed portfolio managers were well positioned to manage the strategies proposed.

Simplify Hedged Equity ETF (“Hedged Equity ETF”)

The Trustees reviewed the investment objective of the Hedged Equity ETF and considered that the Hedged Equity ETF would have returned 17.2%, 8.9%, 7.3% and 7.2% for the one-, five-, ten-year, and since inception periods ended June 30, 2021, respectively. They acknowledged the limitations of back-tested performance data, noting that (i) in generating the data, no market risk was involved because no actual trading was done; (ii) because the data was created with the benefit of hindsight, it may be difficult to account for all factors that would have affected Simplify’s decision-making process; (iii) assumptions used to generate the data may not be indicative of current or future market conditions and (iv) due to the benefit of hindsight, back-tested performance tends to show favorable results. The Trustees considered that the qualifications of the proposed portfolio managers were well positioned to manage the strategies proposed.

Simplify Exchange Traded Funds

Board Consideration in Approval of Investment Advisory (Unaudited) (Continued)

Fees and Expenses

The Trustees reviewed the proposed advisory fee of each Fund as compared to their peer group. They considered the proposed advisory fee for each of the Small Cap ETF, Developed ETF, Emerging Markets ETF, Komen ETF and Hedged Equity ETF was 0.50%, the proposed advisory fee for Risk Parity ETF was 0.25% and that the proposed advisory fee for the Tail Risk ETF was 0.75%. The Trustees noted that the proposed advisory fee for each of the Small Cap ETF, Komen ETF, Risk Parity ETF and Hedged Equity ETF was less than its peer group average of 0.54%, 0.78%, 0.33% and 0.62%, respectively, and that the proposed advisory fee for each of the Developed Convexity ETF, Emerging Markets ETF and Tail Risk ETF was more than its peer group average of 0.40%, 0.33% and 0.68%, respectively. The Trustees noted that each of the Fund’s advisory fee was higher than its respective Morningstar category averages, except for the Tail Risk ETF, which was in line with its Morningstar category average. The Trustees noted that the Emerging Markets ETF’s net expense ratio is lower than the average of the Morningstar category and slightly higher than its peer group, and the advisory fee is higher than both the average of the Morningstar category and its peer group average. The Trustees considered the Adviser’s assertion that the options overlay strategy that hedges against market moves and to add convexity to the strategy justifies the higher fees. The Trustees noted that the Small Cap ETF’s net expense ratio is below the average of both the peer group and Morningstar category, and that the Fund’s advisory fee is slightly above the average for the Morningstar category and lower than the peer group average. The Trustees considered the Adviser’s expressed belief that the higher management fee is warranted by the inclusion of an actively managed portfolio of equity securities and an options overlay strategy.

The Trustees next noted that the Developed Convexity ETF’s net expense ratio is lower than the average of both the Morningstar category and its peer group, and the advisory fee is higher than both the Morningstar category and its peer group. They considered the Adviser’s expressed belief that the options overlay strategy that hedges against market moves and adds convexity to the strategy justifies the higher fees. The Trustees then noted that, with respect to the Komen ETF, the advisory fee and expense ratio is slightly above its Morningstar category, and they considered the Adviser’s assertion that the fund is one of the few healthcare and biotech ETFs applying an actively managed strategy utilizing fundamental research and analysis. The Trustees then noted that, with respect to the Risk Parity ETF, the Fund’s net expense ratio is lower than both its peer group and Morningstar category, and the advisory fee is lower than its peer group, but slightly higher than the Morningstar category, and noted further that the fees charged by the fund are in line with the fees charged by other similar funds in the industry. The Trustees then noted that, with respect to the Tail Risk ETF, the advisory fee is at or below the average of Morningstar peers in its category, but that its advisory fee is slightly above the average advisory fee for its peer group. The Trustees considered the Adviser’s assertion that the higher management fee is warranted by the inclusion of an actively managed portfolio of fixed income and equity securities and that the proposed expense ratio is lower than that of the category and peer group averages. The Trustees then noted that the Hedged Equity ETF’s net expense ratio is at or lower than both the Morningstar category and its peer group, and the advisory fee is lower than the average of its peer group, and slightly higher than the Morningstar category. They considered the Adviser’s assertion that the fund’s fees are in line with other similar funds in the industry. The Trustees considered Simplify’s assertion that the fees were reasonable given the use of the Funds’ proposed operations and the amount of portfolio management, expertise and compliance resources and concluded that, with respect to each Fund, the proposed fees were not unreasonable.

Profitability

The Trustees reviewed the profit analysis provided by Simplify. They noted that because each Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 12 to 24 months of operations. They further noted that Simplify projected making a profit in connection with each Fund if estimated asset levels were achieved, and that the estimated profit levels of the Funds varied due to projections on asset levels. They reasoned that based on the information provided by the adviser, the estimated profitability was not excessive with respect to any of the Funds.

Economies of Scale

The Trustees considered whether economies of scale would likely be realized by Simplify during the initial term of the proposed advisory agreement. They noted that Simplify had agreed to consider breakpoints for each Fund once assets reached a certain level.

Conclusion

Having requested and received such information from Simplify as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Advisory Agreement was in the best interest of each Fund and its future shareholders.

Simplify Exchange Traded Funds

Liquidity Risk Management (Unaudited)

Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Funds have adopted and implemented a Liquidity Risk Management Program (the “Program”). The Program addresses the Liquidity Rule’s requirements for the periodic assessment and management of Funds’ liquidity risk and compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The Simplify Liquidity Risk Management Program Administrator (“Administrator”) has been designated to administer the Program. The Administrator consists of certain Trust officers and representatives from Simplify Asset Management, Inc., the Funds’ investment adviser.

At its August 22, 2022 meeting, the Board reviewed a written report (the “Report”) prepared by the Administrator addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, as required under the Liquidity Rule, for the period from July 1, 2021 through June 30, 2022 (the “Reporting Period”). Among other things, the Report summarized the Administrator’s annual liquidity risk assessment, classification of the Funds’ portfolio holdings and monitoring for compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. Further, the Report noted that the Program compiled with key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, including reviewing the Funds’ investment strategies and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; investments in derivatives; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; holdings of cash and cash equivalents as well as borrowing arrangements and other funding sources; the relationship between each Fund’s portfolio liquidity and the way in which, and the price and spreads at which, each Fund’s shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants (including authorized participants); and the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio.

The Report concluded that, during the Reporting Period: (1) there were no material changes to the Program; (2) there were no significant liquidity events impacting any Fund; and (3) that it is the Administrator’s assessment that the Program is adequately designed and has been effective in managing each Fund’s liquidity risk and in implementing the requirements of the Liquidity Rule.

Simplify Exchange Traded Funds

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site at www.simplify.us at or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 772-8488.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-772-8488.

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.simplify.us.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended June 30, 2022.

	Qualified	Dividends
	Dividend	Received
Fund	Income*	Deduction
Simplify Developed Ex-US PLUS Downside Convexity ETF	82.87%	00.00%
Simplify Emerging Markets Equity PLUS Downside Convexity ETF	42.14%	00.00%
Simplify Health Care ETF	100.00%	100.00%
Simplify Hedged Equity ETF	12.20%	14.61%
Simplify Nasdaq 100 PLUS Convexity ETF	100.00%	100.00%
Simplify Nasdaq 100 PLUS Downside Convexity ETF	100.00%	100.00%
Simplify US Equity Plus Convexity ETF	100.00%	100.00%
Simplify US Equity Plus Downside Convexity ETF	100.00%	100.00%
Simplify US Equity Plus Upside Convexity ETF	88.24%	86.51%
Simplify US Small Cap PLUS Downside Convexity ETF	74.92%	95.23%
Simplify Volt Cloud and Cybersecurity Disruption ETF	3.61%	1.19%
Simplify Volt Robocar Disruption and Tech ETF	100.00%	85.23%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

This report must be preceded or accompanied by a prospectus.

Investment Adviser Simplify Asset Management Inc. 54 W 40th Street New York, NY 10018	Investment Sub-Adviser Volt Equity LLC 1423 Broadway PMB 137 Oakland, CA 94612	Custodian, Administrator & Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10036

Distributor Foreside Financial Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Independent Registered Public Accounting Firm Cohen & Company Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215

Simplify Exchange Traded Funds 54 W 40th Street New York, NY 10018

(b)	Not applicable

Item 2.	Code of Ethics.

(a)	Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Simplify: As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Disclose if there have been amendments to the registrant’s code of ethics that apply to its principal executive officer or principal financial officer. If so then attach hereto as Exhibit (a)(1).

Simplify: None.

(c)	Disclose if there have been any amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR. If so, then attach hereto as Exhibit.

Simplify: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Disclose if the registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Simplify: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not Applicable

(f)	A copy of the Code of Ethics is attached as an exhibit.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Christopher Caltagirone is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $189,500 for 2021 and $300,200 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax services in regard to the year-end audit, tax compliance, tax advice, and tax planning are $42,000 for 2021 and $87,500 for 2022.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Simplify: The Audit Committee pre-approves audit services, and the following represents the non-audit services which may be performed and require pre-approval from the Audit Committee:

●	Preparation of Federal, State and Excise tax returns.

●	Review of the Funds’ internally prepared dividend calculations.

●	Review of the Funds’ semi-annual financial statements.

●	Provide consent for the Funds’ required filings, as requested by management.

●	Procedures related to equalization calculations, as requested by management.

●	Tax consulting related to general tax and business matters, as requested by management.

(e)(2)	Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) None

(d) N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Christopher Caltagirone, Craig Enders and Zung T. Ngyyen.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Simplify: Not Applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto, if applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Simplify Exchange Traded Funds

By (Signature and Title)	/s/ Paul Kim
Paul Kim, President (principal executive officer)

Date: September 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul Kim
Paul Kim, President and Treasurer (principal executive officer and principal financial officer)

Date: September 2, 2022